UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3583

Fidelity Mt. Vernon Street Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2012

Item 1. Reports to Stockholders

Fidelity®

New Millennium Fund®

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® New Millennium Fund®	14.63%	3.14%	8.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Millennium Fund® on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from John Roth, Portfolio Manager of Fidelity® New Millennium Fund®: For the year, the fund gained 14.63%, lagging the S&P 500®. While the fund benefited from several non-index investments this period, some of its biggest individual detractors also came from this category, including Green Mountain Coffee Roasters, which was by far the largest relative disappointment. Green Mountain's stock was punished earlier in the year when the maker of Keurig® single-cup coffee systems overestimated demand for its products and reduced its capital expenditures. Investors continued to worry that the company wouldn't be able to sustain its rapid growth, as it couldn't consistently meet expectations during the period. Another non-index misstep was an investment in Acacia Research, which acquires and licenses patents through its subsidiaries. Conversely, timely ownership of tech giant Apple was our biggest contributor. The fund was overweighted Apple early on, when strong sales of the company's iPhone® 4S smartphone boosted its stock, and underweighted for the majority of the period, during which time the stock struggled on speculation that wireless carriers could cut their iPhone subsidies and that demand for Apple's iPad® tablet might decline. I sold Green Mountain and Apple from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Actual	.93%	$ 1,000.00	$ 1,089.30	$ 4.86
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.35	$ 4.70

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.7	4.5
Wells Fargo & Co.	2.7	2.7
Chevron Corp.	2.2	1.9
General Electric Co.	2.1	0.0
IBM Corp.	2.1	2.6
Johnson & Johnson	2.1	0.0
Pfizer, Inc.	2.0	2.0
Merck & Co., Inc.	2.0	0.0
AT&T, Inc.	1.9	0.0
Comcast Corp. Class A	1.7	1.3
	23.5
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	21.3	17.2
Financials	14.7	12.6
Information Technology	12.0	18.5
Industrials	11.6	9.9
Energy	11.6	9.0
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 97.9%		Stocks 94.3%
	Convertible Securities 0.2%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets (Liabilities) 1.9%		Short-Term Investments and Net Other Assets (Liabilities) 5.3%
* Foreign investments	9.4%	** Foreign investments	9.9%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.3%
Automobiles - 0.3%
Tesla Motors, Inc. (a)	194,200	$ 6,568
Distributors - 0.4%
Pool Corp.	172,300	7,218
Hotels, Restaurants & Leisure - 1.0%
Arcos Dorados Holdings, Inc. Class A (d)	520,900	6,381
Bravo Brio Restaurant Group, Inc. (a)	251,700	3,436
Jubilant Foodworks Ltd. (a)	232,999	5,400
Texas Roadhouse, Inc. Class A	231,600	3,847
		19,064
Household Durables - 0.9%
D.R. Horton, Inc.	344,200	6,698
M/I Homes, Inc. (a)	229,200	5,045
Toll Brothers, Inc. (a)	185,900	5,919
		17,662
Internet & Catalog Retail - 0.4%
Liberty Media Corp. Interactive Series A (a)	250,000	4,825
Rakuten, Inc.	477,800	4,028
		8,853
Leisure Equipment & Products - 0.6%
Amer Group PLC (A Shares)	250,000	3,759
New Academy Holding Co. LLC unit (a)(e)(f)	66,000	8,286
		12,045
Media - 3.7%
Comcast Corp. Class A	892,200	33,172
Legend Pictures LLC (e)(f)	697	745
Legend Pictures LLC rights (e)(f)	63	0
Shutterstock, Inc.	187,200	4,792
The Walt Disney Co.	281,200	13,964
Time Warner, Inc.	271,200	12,828
Viacom, Inc. Class B (non-vtg.)	153,500	7,922
		73,423
Multiline Retail - 0.6%
Target Corp.	203,700	12,860
Specialty Retail - 1.8%
Lowe's Companies, Inc.	494,200	17,836
MarineMax, Inc. (a)	548,082	4,527
PT ACE Hardware Indonesia Tbk	53,056,500	4,148
Sally Beauty Holdings, Inc. (a)	361,900	9,174
		35,685
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.6%
Brunello Cucinelli SpA	349,600	$ 6,229
Hanesbrands, Inc. (a)	180,000	6,498
		12,727
TOTAL CONSUMER DISCRETIONARY		206,105
CONSUMER STAPLES - 8.5%
Beverages - 1.9%
Beam, Inc.	297,900	16,715
Brown-Forman Corp. Class B (non-vtg.)	117,000	8,211
Constellation Brands, Inc. Class A (sub. vtg.) (a)	350,300	12,569
		37,495
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	403,300	18,757
Walgreen Co.	293,100	9,939
Whole Foods Market, Inc.	101,600	9,485
		38,181
Food Products - 0.5%
Associated British Foods PLC	200,000	4,736
The Hershey Co.	75,000	5,495
		10,231
Household Products - 1.5%
Church & Dwight Co., Inc.	97,500	5,280
Colgate-Palmolive Co.	192,000	20,832
LG Household & Health Care Ltd.	8,117	4,844
		30,956
Personal Products - 0.6%
Nu Skin Enterprises, Inc. Class A (d)	139,500	6,333
Prestige Brands Holdings, Inc. (a)	300,000	6,480
		12,813
Tobacco - 2.1%
Altria Group, Inc.	566,000	19,136
British American Tobacco PLC sponsored ADR	148,700	15,677
Japan Tobacco, Inc.	214,000	6,417
		41,230
TOTAL CONSUMER STAPLES		170,906
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 11.6%
Energy Equipment & Services - 0.7%
Diamond Offshore Drilling, Inc.	116,000	$ 8,004
Helmerich & Payne, Inc.	115,000	6,003
		14,007
Oil, Gas & Consumable Fuels - 10.9%
Anadarko Petroleum Corp.	185,800	13,599
Cabot Oil & Gas Corp.	202,400	9,533
Chevron Corp.	413,500	43,703
Concho Resources, Inc. (a)	47,800	3,836
EOG Resources, Inc.	109,200	12,844
EQT Corp.	85,000	5,105
EV Energy Partners LP	170,100	10,325
Exxon Mobil Corp.	1,075,977	94,837
HollyFrontier Corp.	250,000	11,333
Noble Energy, Inc.	54,800	5,357
Southwestern Energy Co. (a)	188,200	6,532
		217,004
TOTAL ENERGY		231,011
FINANCIALS - 14.7%
Capital Markets - 0.2%
Manning & Napier, Inc.	285,217	3,568
Commercial Banks - 5.7%
Alliance Financial Corp.	130,289	5,536
Bank of the Ozarks, Inc.	166,700	5,298
First Niagara Financial Group, Inc.	1,155,900	8,715
First Republic Bank	348,600	11,790
FirstMerit Corp.	432,300	6,087
U.S. Bancorp	555,000	17,904
Webster Financial Corp.	266,400	5,546
Wells Fargo & Co.	1,615,500	53,328
		114,204
Diversified Financial Services - 2.4%
JPMorgan Chase & Co.	673,900	27,684
KKR Financial Holdings LLC	1,819,000	19,118
		46,802
Insurance - 3.9%
American International Group, Inc. (a)	906,700	30,039
Arch Capital Group Ltd. (a)	248,700	11,216
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Direct Line Insurance Grup PLC	3,335,300	$ 10,834
Fairfax Financial Holdings Ltd. (sub. vtg.)	17,000	5,839
Fidelity National Financial, Inc. Class A	315,000	7,626
The Chubb Corp.	162,300	12,495
		78,049
Real Estate Investment Trusts - 1.1%
MFA Financial, Inc.	654,700	5,506
Public Storage	50,000	7,032
Two Harbors Investment Corp.	874,000	9,894
		22,432
Real Estate Management & Development - 0.2%
Realogy Holdings Corp.	120,800	4,555
Thrifts & Mortgage Finance - 1.2%
MGIC Investment Corp. (a)(d)	1,423,000	2,490
Ocwen Financial Corp. (a)	396,400	14,215
Radian Group, Inc. (d)	1,769,923	7,752
		24,457
TOTAL FINANCIALS		294,067
HEALTH CARE - 21.3%
Biotechnology - 4.0%
Amgen, Inc.	220,380	19,570
ARIAD Pharmaceuticals, Inc. (a)	249,600	5,581
AVEO Pharmaceuticals, Inc. (a)	84,300	548
BioMarin Pharmaceutical, Inc. (a)	220,500	10,716
Clovis Oncology, Inc. (d)	206,300	3,173
Dynavax Technologies Corp. (a)	1,099,242	3,122
Infinity Pharmaceuticals, Inc. (a)	250,800	6,358
Isis Pharmaceuticals, Inc. (a)	234,400	2,156
Merrimack Pharmaceuticals, Inc.	208,000	1,485
Neurocrine Biosciences, Inc. (a)	833,570	6,235
Novavax, Inc. (a)	1,858,100	3,456
Synageva BioPharma Corp. (a)	178,300	8,724
Theravance, Inc. (a)	284,200	6,389
ZIOPHARM Oncology, Inc. (a)(d)	583,400	2,555
		80,068
Health Care Equipment & Supplies - 1.9%
Covidien PLC	211,200	12,273
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
HeartWare International, Inc. CDI (a)	9,041,641	$ 20,476
Mako Surgical Corp. (a)(d)	219,326	3,027
Volcano Corp. (a)	100,000	2,726
		38,502
Health Care Providers & Services - 5.1%
Air Methods Corp. (a)	55,000	6,004
Brookdale Senior Living, Inc. (a)	1,198,000	30,621
Capital Senior Living Corp. (a)	583,800	10,397
Corvel Corp. (a)	100,000	4,195
Emeritus Corp. (a)	200,915	4,545
Health Net, Inc. (a)	98,000	2,308
Henry Schein, Inc. (a)	77,600	6,268
MWI Veterinary Supply, Inc. (a)	53,278	5,948
Qualicorp SA (a)	511,000	4,962
UnitedHealth Group, Inc.	344,700	18,748
WellPoint, Inc.	131,800	7,368
		101,364
Health Care Technology - 0.2%
HealthStream, Inc. (a)	200,000	4,744
Life Sciences Tools & Services - 1.3%
Eurofins Scientific SA	42,000	6,462
Illumina, Inc. (a)(d)	363,900	19,545
		26,007
Pharmaceuticals - 8.8%
Eli Lilly & Co.	424,700	20,827
Endo Pharmaceuticals Holdings, Inc. (a)	200,000	5,732
Impax Laboratories, Inc. (a)	237,800	4,837
Johnson & Johnson	600,000	41,838
Merck & Co., Inc.	880,300	38,997
Optimer Pharmaceuticals, Inc. (a)(d)	325,900	3,321
Perrigo Co.	62,400	6,458
Pfizer, Inc.	1,618,600	40,497
Shire PLC sponsored ADR	69,300	6,003
ViroPharma, Inc. (a)	253,600	6,287
		174,797
TOTAL HEALTH CARE		425,482
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 11.6%
Aerospace & Defense - 2.8%
KEYW Holding Corp. (a)	414,600	$ 5,332
Precision Castparts Corp.	53,300	9,775
Raytheon Co.	249,600	14,260
Textron, Inc.	440,400	10,345
TransDigm Group, Inc.	124,200	16,894
		56,606
Air Freight & Logistics - 1.3%
C.H. Robinson Worldwide, Inc.	86,700	5,353
Hub Group, Inc. Class A (a)	129,016	4,176
United Parcel Service, Inc. Class B	212,100	15,507
		25,036
Building Products - 0.5%
Owens Corning (a)	179,900	6,221
Universal Forest Products, Inc.	117,700	4,433
		10,654
Commercial Services & Supplies - 1.5%
Clean Harbors, Inc. (a)	160,200	9,176
Interface, Inc.	872,200	12,813
The Geo Group, Inc.	191,100	5,389
US Ecology, Inc.	86,421	1,889
		29,267
Construction & Engineering - 0.3%
MasTec, Inc. (a)	239,100	5,461
Industrial Conglomerates - 2.1%
General Electric Co.	2,000,000	42,260
Machinery - 0.5%
Fanuc Corp.	59,600	10,091
Professional Services - 2.1%
Acacia Research Corp. (a)	749,908	16,670
Advisory Board Co. (a)	106,800	4,833
Bureau Veritas SA	60,000	6,657
IHS, Inc. Class A (a)	62,000	5,713
Kforce, Inc. (a)	314,200	4,041
Michael Page International PLC	860,311	4,911
		42,825
Road & Rail - 0.3%
Kansas City Southern	79,000	6,174
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
Rush Enterprises, Inc. Class A (a)	200,300	$ 3,836
TOTAL INDUSTRIALS		232,210
INFORMATION TECHNOLOGY - 11.8%
Communications Equipment - 0.4%
Brocade Communications Systems, Inc. (a)	974,600	5,536
Juniper Networks, Inc. (a)	182,200	3,276
		8,812
Electronic Equipment & Components - 0.4%
Measurement Specialties, Inc. (a)	259,400	8,054
Internet Software & Services - 2.0%
Akamai Technologies, Inc. (a)	139,200	5,098
Blinkx PLC (a)(d)	2,252,700	2,418
Cornerstone OnDemand, Inc. (a)	399,700	11,208
Demandware, Inc.	187,700	5,141
Open Text Corp. (a)	70,600	4,056
VeriSign, Inc. (a)	346,600	11,829
		39,750
IT Services - 4.7%
Cardtronics, Inc. (a)	126,800	2,909
Cognizant Technology Solutions Corp. Class A (a)	172,600	11,604
Fidelity National Information Services, Inc.	192,000	6,931
IBM Corp.	221,100	42,024
MasterCard, Inc. Class A	38,900	19,010
Paychex, Inc.	200,000	6,508
Teradata Corp. (a)	100,000	5,948
		94,934
Semiconductors & Semiconductor Equipment - 0.5%
Samsung Electronics Co. Ltd.	7,483	9,719
Software - 3.8%
Aspen Technology, Inc. (a)	260,300	6,765
Callidus Software, Inc. (a)(d)	701,300	2,952
Check Point Software Technologies Ltd. (a)	76,000	3,509
Citrix Systems, Inc. (a)	119,400	7,303
Concur Technologies, Inc. (a)	143,600	9,436
Imperva, Inc.	167,700	5,158
MICROS Systems, Inc. (a)	76,500	3,325
NICE Systems Ltd. sponsored ADR (a)	126,900	4,287
Nuance Communications, Inc. (a)	227,100	5,051
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Red Hat, Inc. (a)	141,000	$ 6,965
ServiceNow, Inc. (d)	161,700	5,276
TIBCO Software, Inc. (a)	230,000	5,762
Trion World Network, Inc. warrants 8/10/17 (a)(f)	28,652	0
VMware, Inc. Class A (a)	95,100	8,649
Workday, Inc.	25,500	1,278
		75,716
TOTAL INFORMATION TECHNOLOGY		236,985
MATERIALS - 0.5%
Metals & Mining - 0.5%
Harry Winston Diamond Corp. (a)	314,000	4,476
Ivanplats Ltd. Class A (f)	293,960	1,249
Turquoise Hill Resources Ltd. (a)	468,374	3,527
		9,252
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	1,100,000	37,543
tw telecom, inc. (a)	200,000	5,138
		42,681
Wireless Telecommunication Services - 0.6%
Vodafone Group PLC sponsored ADR	432,800	11,166
TOTAL TELECOMMUNICATION SERVICES		53,847
UTILITIES - 4.9%
Electric Utilities - 4.0%
Duke Energy Corp.	257,533	16,436
Edison International	178,400	8,114
FirstEnergy Corp.	319,700	13,574
NextEra Energy, Inc.	243,300	16,717
PPL Corp.	352,900	10,358
Southern Co.	348,900	15,195
		80,394
Multi-Utilities - 0.9%
Alliant Energy Corp.	185,000	8,292
TECO Energy, Inc.	354,900	5,966
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - continued
YTL Corp. Bhd	6,726,016	$ 3,916
YTL Power International Bhd warrants 6/11/18 (a)	448,401	58
		18,232
TOTAL UTILITIES		98,626
TOTAL COMMON STOCKS (Cost $1,638,353)		1,958,491
Convertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc. Series M-1:
8.00% (f)	128,191	655
8.00% (f)	9,156	47
8.00% (f)	9,157	47
		749
INFORMATION TECHNOLOGY - 0.2%
Software - 0.2%
Trion World Network, Inc.:
Series C, 8.00% (a)(f)	910,747	3,898
Series C-1, 8.00% (a)(f)	71,630	307
		4,205
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,072)		4,954
Nonconvertible Bonds - 0.0%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc.:
9% 11/18/13 (f)	$ 20	20
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Glam Media, Inc.: - continued
9% 11/18/13 (f)	$ 20	$ 20
9% 12/2/13 (f)	281	281
		321
TOTAL NONCONVERTIBLE BONDS (Cost $321)		321
Money Market Funds - 3.8%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	33,049,093	33,049
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	42,024,374	42,024
TOTAL MONEY MARKET FUNDS (Cost $75,073)		75,073
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $1,721,819)		2,038,839
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(38,314)
NET ASSETS - 100%		$ 2,000,525
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $15,555,000 or 0.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Glam Media, Inc. Series M-1, 8.00%	3/19/08	$ 2,678
Glam Media, Inc. 9% 11/18/13	12/2/11	$ 40
Glam Media, Inc. 9% 12/2/13	12/2/11	$ 281
Ivanplats Ltd. Class A	10/23/12	$ 1,424
Legend Pictures LLC	9/23/10	$ 523
Legend Pictures LLC rights	11/30/12	$ 0
New Academy Holding Co. LLC unit	8/1/11	$ 6,956
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 5,001
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 393
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 87
Fidelity Securities Lending Cash Central Fund	429
Total	$ 516
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Alliance Financial Corp.	$ 7,721	$ 214	$ 5,987	$ 328	$ -
Total	$ 7,721	$ 214	$ 5,987	$ 328	$ -
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 206,854	$ 193,046	$ 4,028	$ 9,780
Consumer Staples	170,906	164,489	6,417	-
Energy	231,011	231,011	-	-
Financials	294,067	294,067	-	-
Health Care	425,482	425,482	-	-
Industrials	232,210	222,119	10,091	-
Information Technology	241,190	236,985	-	4,205
Materials	9,252	8,003	1,249	-
Telecommunication Services	53,847	53,847	-	-
Utilities	98,626	98,626	-	-
Corporate Bonds	321	-	-	321
Money Market Funds	75,073	75,073	-	-
Total Investments in Securities:	$ 2,038,839	$ 2,002,748	$ 21,785	$ 14,306

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $41,304) - See accompanying schedule: Unaffiliated issuers (cost $1,646,746)	$ 1,963,766
Fidelity Central Funds (cost $75,073)	75,073
Total Investments (cost $1,721,819)		$ 2,038,839
Receivable for investments sold		12,806
Receivable for fund shares sold		1,459
Dividends receivable		4,424
Interest receivable		29
Distributions receivable from Fidelity Central Funds		47
Prepaid expenses		7
Other receivables		21
Total assets		2,057,632

Liabilities
Payable for investments purchased	$ 9,864
Payable for fund shares redeemed	3,500
Accrued management fee	1,239
Other affiliated payables	344
Other payables and accrued expenses	136
Collateral on securities loaned, at value	42,024
Total liabilities		57,107

Net Assets		$ 2,000,525
Net Assets consist of:
Paid in capital		$ 1,526,469
Undistributed net investment income		18,044
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		139,061
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		316,951
Net Assets, for 60,932 shares outstanding		$ 2,000,525
Net Asset Value, offering price and redemption price per share ($2,000,525 ÷ 60,932 shares)		$ 32.83

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends (including $328 earned from other affiliated issuers)		$ 38,386
Interest		83
Income from Fidelity Central Funds		516
Total income		38,985

Expenses
Management fee Basic fee	$ 11,942
Performance adjustment	2,739
Transfer agent fees	3,440
Accounting and security lending fees	609
Custodian fees and expenses	63
Independent trustees' compensation	13
Registration fees	57
Audit	75
Legal	7
Miscellaneous	19
Total expenses before reductions	18,964
Expense reductions	(111)	18,853
Net investment income (loss)		20,132
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	170,985
Other affiliated issuers	1,666
Foreign currency transactions	(37)
Total net realized gain (loss)		172,614
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $67)	64,607
Assets and liabilities in foreign currencies	3
Total change in net unrealized appreciation (depreciation)		64,610
Net gain (loss)		237,224
Net increase (decrease) in net assets resulting from operations		$ 257,356

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,132	$ 7,625
Net realized gain (loss)	172,614	283,901
Change in net unrealized appreciation (depreciation)	64,610	(127,231)
Net increase (decrease) in net assets resulting from operations	257,356	164,295
Distributions to shareholders from net investment income	(7,984)	(1,944)
Distributions to shareholders from net realized gain	(50,273)	(7,777)
Total distributions	(58,257)	(9,721)
Share transactions Proceeds from sales of shares	335,021	228,001
Reinvestment of distributions	55,359	9,248
Cost of shares redeemed	(368,705)	(394,035)
Net increase (decrease) in net assets resulting from share transactions	21,675	(156,786)
Total increase (decrease) in net assets	220,774	(2,212)

Net Assets
Beginning of period	1,779,751	1,781,963
End of period (including undistributed net investment income of $18,044 and undistributed net investment income of $7,370, respectively)	$ 2,000,525	$ 1,779,751
Other Information Shares
Sold	10,655	7,739
Issued in reinvestment of distributions	1,969	322
Redeemed	(11,753)	(13,138)
Net increase (decrease)	871	(5,077)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 29.63	$ 27.36	$ 23.58	$ 17.09	$ 33.53
Income from Investment Operations
Net investment income (loss) B	.32	.12	.04	.09	.08
Net realized and unrealized gain (loss)	3.85	2.30	3.86	6.51	(12.54)
Total from investment operations	4.17	2.42	3.90	6.60	(12.46)
Distributions from net investment income	(.13)	(.03)	(.09)	(.09)	(.02)
Distributions from net realized gain	(.84)	(.12)	(.03)	(.02)	(3.96)
Total distributions	(.97)	(.15)	(.12)	(.11)	(3.98)
Net asset value, end of period	$ 32.83	$ 29.63	$ 27.36	$ 23.58	$ 17.09
Total Return A	14.63%	8.86%	16.58%	38.86%	(42.23)%
Ratios to Average Net Assets C, E
Expenses before reductions	.96%	1.00%	1.04%	1.05%	1.10%
Expenses net of fee waivers, if any	.96%	1.00%	1.04%	1.05%	1.10%
Expenses net of all reductions	.96%	.99%	1.03%	1.03%	1.09%
Net investment income (loss)	1.02%	.41%	.16%	.44%	.31%
Supplemental Data
Net assets, end of period (in millions)	$ 2,001	$ 1,780	$ 1,782	$ 1,618	$ 1,167
Portfolio turnover rate D	71%	69%	72%	125%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity New Millennium Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies(PFIC), contingent interest, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 356,449
Gross unrealized depreciation	(58,214)
Net unrealized appreciation (depreciation) on securities and other investments	$ 298,235
Tax Cost	$ 1,740,604

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 27,833
Undistributed long-term capital gain	$ 152,315
Net unrealized appreciation (depreciation)	$ 298,233

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 11,466	$ 9,721
Long-term Capital Gains	46,791	-
Total	$ 58,257	$ 9,721

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,361,999 and $1,344,968, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20 of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $24 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,144. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $429, including $38 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $111 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by one hundred and fifty-four dollars.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity New Millennium Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Millennium Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Millennium Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of New Millennium Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Pay Date	Record Date	Dividends	Capital Gains
12/17/2012	12/14/2012	$0.37	$2.635
01/14/2013	01/11/2013	$0.00	$0.030

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2012, $154,623,892, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 90% of the dividends distributed in December 2011, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1 (h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity New Millennium Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity New Millennium Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of the fund compared favorably to its benchmark for all the periods shown. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity New Millennium Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

The Fidelity Telephone Connection

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NMF-UANN-0113
1.786711.109

Fidelity®

Growth Strategies

Fund

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Strategies Fund	7.93%	-1.96%	5.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund, a class of the fund, on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Christopher Lee, who became Portfolio Manager of Fidelity® Growth Strategies Fund on April 25, 2012: For the year, the fund's Retail Class shares returned 7.93%, considerably trailing the 12.06% gain of the Russell Midcap® Growth Index. Versus the index, the energy and information technology sectors did most of the damage to relative performance - mainly due to weak stock selection. Stock picking in materials hampered results to a lesser extent. The biggest individual detractor by far was Heckmann, an energy company providing remediation of the water used in hydraulic fracturing. The stock declined mainly in response to falling energy prices. Also detracting were coal producer Alpha Natural Resources and Merge Healthcare, a digitizer of medical data. Heckmann and Merge Healthcare were out-of-benchmark positions, and all three detractors I've mentioned were sold from the fund by period end. Conversely, the fund benefited from stock selection in consumer discretionary, financials and health care. At the stock level, the fund was aided by a non-index position in ZOLL Medical, a maker of medical devices and software used in emergency care, which was acquired on favorable terms in April. Human Genome Sciences, bought by U.K. drug maker GlaxoSmithKline in August, also outperformed. I sold both stocks from the fund after the deals were announced.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Growth Strategies	.72%
Actual		$ 1,000.00	$ 1,077.60	$ 3.74
HypotheticalA		$ 1,000.00	$ 1,021.40	$ 3.64
Class K	.47%
Actual		$ 1,000.00	$ 1,079.10	$ 2.44
HypotheticalA		$ 1,000.00	$ 1,022.65	$ 2.38

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
McGraw-Hill Companies, Inc.	1.5	0.0
Intuit, Inc.	1.4	1.4
AmerisourceBergen Corp.	1.3	1.0
Lorillard, Inc.	1.3	0.5
DaVita, Inc.	1.3	0.4
O'Reilly Automotive, Inc.	1.2	0.0
Roper Industries, Inc.	1.2	1.1
Mead Johnson Nutrition Co. Class A	1.2	0.0
Amphenol Corp. Class A	1.2	1.0
Fiserv, Inc.	1.2	0.9
	12.8
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.8	22.5
Information Technology	18.4	18.7
Health Care	14.5	15.5
Industrials	13.9	13.0
Consumer Staples	7.2	5.0
Asset Allocation (% of fund's net assets)
As of November 30, 2012 *		As of May 31, 2012 **
	Stocks 97.8%		Stocks 95.6%
	Short-Term Investments and Net Other Assets (Liabilities) 2.2%		Short-Term Investments and Net Other Assets (Liabilities) 4.4%
* Foreign investments	7.4%	** Foreign investments	6.8%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 23.8%
Automobiles - 1.1%
Harley-Davidson, Inc.	375,000	$ 17,610
Distributors - 0.4%
LKQ Corp. (a)	325,000	7,124
Hotels, Restaurants & Leisure - 3.1%
Brinker International, Inc.	400,000	11,980
International Game Technology	750,000	10,403
Jack in the Box, Inc. (a)	300,000	8,265
Panera Bread Co. Class A (a)	50,000	8,025
Wyndham Worldwide Corp.	257,100	12,621
		51,294
Household Durables - 1.6%
Jarden Corp.	225,000	11,905
Tupperware Brands Corp.	220,000	14,267
		26,172
Internet & Catalog Retail - 1.5%
Expedia, Inc.	200,000	12,372
TripAdvisor, Inc.	350,000	13,367
		25,739
Media - 2.6%
Discovery Communications, Inc. (a)	150,000	9,062
McGraw-Hill Companies, Inc.	475,000	25,214
Virgin Media, Inc. (d)	250,000	8,793
		43,069
Multiline Retail - 1.1%
Dollar Tree, Inc. (a)	435,000	18,157
Specialty Retail - 7.6%
Aarons, Inc. Class A	325,000	9,328
Ascena Retail Group, Inc. (a)	550,000	11,055
AutoZone, Inc. (a)	25,000	9,594
CarMax, Inc. (a)	300,000	10,878
Foot Locker, Inc.	350,000	12,544
Guess?, Inc.	250,000	6,468
Limited Brands, Inc.	250,000	13,038
O'Reilly Automotive, Inc. (a)	220,000	20,698
Ross Stores, Inc.	350,000	19,922
Urban Outfitters, Inc. (a)	325,000	12,253
		125,778
Textiles, Apparel & Luxury Goods - 4.8%
Carter's, Inc. (a)	250,000	13,260
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	165,300	$ 18,942
Ralph Lauren Corp.	110,000	17,280
VF Corp.	125,400	20,128
Wolverine World Wide, Inc.	250,000	10,820
		80,430
TOTAL CONSUMER DISCRETIONARY		395,373
CONSUMER STAPLES - 7.2%
Beverages - 2.2%
Brown-Forman Corp. Class B (non-vtg.)	235,000	16,492
Constellation Brands, Inc. Class A (sub. vtg.) (a)	350,000	12,558
Embotelladora Andina SA ADR	250,000	7,563
		36,613
Food Products - 3.0%
D.E. Master Blenders 1753 NV (a)	100,000	1,151
Mead Johnson Nutrition Co. Class A	300,000	20,457
The Hershey Co.	230,000	16,852
The J.M. Smucker Co.	130,000	11,500
		49,960
Personal Products - 0.7%
Herbalife Ltd.	250,000	11,493
Tobacco - 1.3%
Lorillard, Inc.	175,000	21,203
TOTAL CONSUMER STAPLES		119,269
ENERGY - 5.2%
Energy Equipment & Services - 2.8%
Cameron International Corp. (a)	354,100	19,104
Dresser-Rand Group, Inc. (a)	225,000	11,882
FMC Technologies, Inc. (a)	400,000	16,344
		47,330
Oil, Gas & Consumable Fuels - 2.4%
Cabot Oil & Gas Corp.	425,000	20,018
Pioneer Natural Resources Co.	185,000	19,795
		39,813
TOTAL ENERGY		87,143
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 6.8%
Capital Markets - 2.3%
Affiliated Managers Group, Inc. (a)	115,000	$ 14,820
Ashmore Group PLC	1,500,000	8,656
FXCM, Inc. Class A	650,000	6,507
Oaktree Capital Group LLC	200,000	8,106
		38,089
Diversified Financial Services - 1.3%
MSCI, Inc. Class A (a)	400,000	11,600
The NASDAQ Stock Market, Inc.	400,000	9,692
		21,292
Real Estate Investment Trusts - 1.8%
Brandywine Realty Trust (SBI)	600,000	7,158
CBL & Associates Properties, Inc.	400,000	9,004
Rayonier, Inc.	275,000	13,706
		29,868
Real Estate Management & Development - 1.4%
Altisource Portfolio Solutions SA (a)	115,000	12,228
CBRE Group, Inc. (a)	600,000	11,358
		23,586
TOTAL FINANCIALS		112,835
HEALTH CARE - 14.5%
Biotechnology - 2.2%
ARIAD Pharmaceuticals, Inc. (a)	200,000	4,472
BioMarin Pharmaceutical, Inc. (a)	150,000	7,290
Medivation, Inc. (a)	100,000	5,215
Onyx Pharmaceuticals, Inc. (a)	35,000	2,641
Regeneron Pharmaceuticals, Inc. (a)	20,900	3,690
United Therapeutics Corp. (a)	90,000	4,730
Vertex Pharmaceuticals, Inc. (a)	225,000	8,953
		36,991
Health Care Equipment & Supplies - 1.9%
C.R. Bard, Inc.	180,000	17,822
Edwards Lifesciences Corp. (a)	30,000	2,603
The Cooper Companies, Inc.	120,000	11,393
		31,818
Health Care Providers & Services - 7.4%
AmerisourceBergen Corp.	525,000	22,166
Catamaran Corp. (a)	250,000	12,272
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Chemed Corp.	125,000	$ 8,510
DaVita, Inc. (a)	195,000	21,060
Henry Schein, Inc. (a)	110,000	8,885
Laboratory Corp. of America Holdings (a)	230,000	19,456
MEDNAX, Inc. (a)	130,000	10,270
Universal Health Services, Inc. Class B	245,000	11,042
Wellcare Health Plans, Inc. (a)	175,000	8,447
		122,108
Life Sciences Tools & Services - 0.8%
Waters Corp. (a)	155,000	13,105
Pharmaceuticals - 2.2%
Elan Corp. PLC sponsored ADR (a)	400,000	3,992
Endo Pharmaceuticals Holdings, Inc. (a)	275,000	7,882
Shire PLC sponsored ADR	50,000	4,332
Watson Pharmaceuticals, Inc. (a)	225,000	19,802
		36,008
TOTAL HEALTH CARE		240,030
INDUSTRIALS - 13.9%
Aerospace & Defense - 1.5%
Textron, Inc.	225,000	5,285
TransDigm Group, Inc.	140,000	19,043
		24,328
Commercial Services & Supplies - 0.8%
Stericycle, Inc. (a)	150,000	14,021
Construction & Engineering - 0.4%
Quanta Services, Inc. (a)	275,000	7,112
Electrical Equipment - 3.2%
AMETEK, Inc.	525,000	19,598
Hubbell, Inc. Class B	154,000	12,975
Roper Industries, Inc.	185,000	20,633
		53,206
Machinery - 3.8%
Ingersoll-Rand PLC	360,000	17,561
PACCAR, Inc.	270,000	11,864
Pall Corp.	225,000	13,383
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Parker Hannifin Corp.	120,000	$ 9,858
Valmont Industries, Inc.	70,000	9,776
		62,442
Professional Services - 1.8%
Equifax, Inc.	250,000	12,810
IHS, Inc. Class A (a)	180,000	16,585
		29,395
Road & Rail - 0.8%
J.B. Hunt Transport Services, Inc.	235,000	13,971
Trading Companies & Distributors - 1.6%
Brenntag AG	80,000	10,342
W.W. Grainger, Inc.	85,000	16,492
		26,834
TOTAL INDUSTRIALS		231,309
INFORMATION TECHNOLOGY - 18.4%
Communications Equipment - 0.7%
F5 Networks, Inc. (a)	50,000	4,684
Motorola Solutions, Inc.	120,000	6,534
		11,218
Computers & Peripherals - 1.0%
NCR Corp. (a)	675,000	16,153
Electronic Equipment & Components - 1.2%
Amphenol Corp. Class A	330,000	20,434
Internet Software & Services - 1.3%
Akamai Technologies, Inc. (a)	300,000	10,986
VeriSign, Inc. (a)	300,000	10,239
		21,225
IT Services - 5.7%
Amdocs Ltd.	375,000	12,548
Fiserv, Inc. (a)	265,000	20,402
Gartner, Inc. Class A (a)	250,000	11,970
Genpact Ltd.	650,000	10,433
Global Payments, Inc.	275,000	12,075
The Western Union Co.	1,400,000	17,654
Total System Services, Inc.	475,000	10,426
		95,508
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 1.7%
Altera Corp.	600,000	$ 19,434
Cree, Inc. (a)	250,000	8,078
		27,512
Software - 6.8%
Adobe Systems, Inc. (a)	230,000	7,960
Autodesk, Inc. (a)	425,000	14,080
BMC Software, Inc. (a)	275,000	11,264
Check Point Software Technologies Ltd. (a)	215,000	9,927
Citrix Systems, Inc. (a)	255,000	15,596
Informatica Corp. (a)	300,000	8,061
Intuit, Inc.	375,000	22,466
Nuance Communications, Inc. (a)	600,000	13,344
Synopsys, Inc. (a)	300,000	9,840
Workday, Inc.	13,789	691
		113,229
TOTAL INFORMATION TECHNOLOGY		305,279
MATERIALS - 6.9%
Chemicals - 5.9%
Airgas, Inc.	100,000	8,857
Albemarle Corp.	200,000	11,958
Eastman Chemical Co.	250,000	15,213
FMC Corp.	243,300	13,493
Sherwin-Williams Co.	130,000	19,828
Sigma Aldrich Corp.	200,000	14,504
W.R. Grace & Co. (a)	200,000	13,094
		96,947
Containers & Packaging - 1.0%
Ball Corp.	375,000	16,759
TOTAL MATERIALS		113,706
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
SBA Communications Corp. Class A (a)	275,000	18,926
TOTAL COMMON STOCKS (Cost $1,515,023)		1,623,870
Money Market Funds - 2.2%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.19% (b)	32,420,062	$ 32,420
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	3,852,825	3,853
TOTAL MONEY MARKET FUNDS (Cost $36,273)		36,273
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,551,296)		1,660,143
NET OTHER ASSETS (LIABILITIES) - 0.0%		(732)
NET ASSETS - 100%		$ 1,659,411
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 80
Fidelity Securities Lending Cash Central Fund	408
Total	$ 488
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Heckmann Corp.	$ 35,998	$ 21,862	$ 37,859	$ -	$ -
Magma Design Automation, Inc.	25,662	-	31,859	-	-
Origin Agritech Ltd.	6,489	-	6,442	-	-
Ultrapetrol (Bahamas) Ltd.	8,005	-	5,613	-	-
Total	$ 76,154	$ 21,862	$ 81,773	$ -	$ -
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $3,844) - See accompanying schedule: Unaffiliated issuers (cost $1,515,023)	$ 1,623,870
Fidelity Central Funds (cost $36,273)	36,273
Total Investments (cost $1,551,296)		$ 1,660,143
Receivable for investments sold		16,586
Receivable for fund shares sold		627
Dividends receivable		1,452
Distributions receivable from Fidelity Central Funds		8
Prepaid expenses		5
Other receivables		86
Total assets		1,678,907

Liabilities
Payable for investments purchased	$ 12,959
Payable for fund shares redeemed	1,645
Accrued management fee	500
Other affiliated payables	404
Other payables and accrued expenses	135
Collateral on securities loaned, at value	3,853
Total liabilities		19,496

Net Assets		$ 1,659,411
Net Assets consist of:
Paid in capital		$ 2,698,305
Undistributed net investment income		2,151
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,149,891)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		108,846
Net Assets		$ 1,659,411

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Growth Strategies: Net Asset Value, offering price and redemption price per share ($1,385,380 ÷ 67,387 shares)	$ 20.56

Class K: Net Asset Value, offering price and redemption price per share ($274,031 ÷ 13,213 shares)	$ 20.74

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends		$ 12,154
Special dividends		1,581
Interest		1
Income from Fidelity Central Funds		488
Total income		14,224

Expenses
Management fee Basic fee	$ 10,651
Performance adjustment	(3,952)
Transfer agent fees	4,604
Accounting and security lending fees	551
Custodian fees and expenses	80
Independent trustees' compensation	12
Registration fees	49
Audit	68
Legal	17
Miscellaneous	20
Total expenses before reductions	12,100
Expense reductions	(103)	11,997
Net investment income (loss)		2,227
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(28,091)
Other affiliated issuers	(76,470)
Foreign currency transactions	(52)
Total net realized gain (loss)		(104,613)
Change in net unrealized appreciation (depreciation) on: Investment securities		238,509
Net gain (loss)		133,896
Net increase (decrease) in net assets resulting from operations		$ 136,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,227	$ (3,911)
Net realized gain (loss)	(104,613)	316,893
Change in net unrealized appreciation (depreciation)	238,509	(282,621)
Net increase (decrease) in net assets resulting from operations	136,123	30,361
Share transactions - net increase (decrease)	(293,712)	(317,470)
Redemption fees	81	139
Total increase (decrease) in net assets	(157,508)	(286,970)

Net Assets
Beginning of period	1,816,919	2,103,889
End of period (including undistributed net investment income of $2,151 and accumulated net investment loss of $76, respectively)	$ 1,659,411	$ 1,816,919

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Strategies

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.05	$ 18.99	$ 15.28	$ 11.28	$ 22.75
Income from Investment Operations
Net investment income (loss) B	.02 E	(.04)	(.04)	(.02) F	.02 G
Net realized and unrealized gain (loss)	1.49	.10	3.75	4.05	(11.49)
Total from investment operations	1.51	.06	3.71	4.03	(11.47)
Distributions from net investment income	-	-	-	(.03)	-
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 20.56	$ 19.05	$ 18.99	$ 15.28	$ 11.28
Total Return A	7.93%	.32%	24.28%	35.79%	(50.42)%
Ratios to Average Net Assets C, H
Expenses before reductions	.73%	.79%	.78%	.88%	.83%
Expenses net of fee waivers, if any	.73%	.79%	.78%	.87%	.83%
Expenses net of all reductions	.72%	.77%	.77%	.85%	.81%
Net investment income (loss)	.09% E	(.21)%	(.26)%	(.15)% F	.11% G
Supplemental Data
Net assets, end of period (in millions)	$ 1,385	$ 1,597	$ 1,925	$ 1,808	$ 1,489
Portfolio turnover rate D	165%	165%	116%	285%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .00%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.24)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.02)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended November 30,	2012	2011	2010	2009	2008 K
Selected Per-Share Data
Net asset value, beginning of period	$ 19.17	$ 19.06	$ 15.29	$ 11.29	$ 20.20
Income from Investment Operations
Net investment income (loss) D	.07 H	.01	- M	.02 I	.05 J
Net realized and unrealized gain (loss)	1.50	.10	3.77	4.04	(8.96)
Total from investment operations	1.57	.11	3.77	4.06	(8.91)
Distributions from net investment income	-	-	-	(.06)	-
Redemption fees added to paid in capital D, M	-	-	-	-	-
Net asset value, end of period	$ 20.74	$ 19.17	$ 19.06	$ 15.29	$ 11.29
Total Return B, C	8.19%	.58%	24.66%	36.14%	(44.11)%
Ratios to Average Net Assets E, L
Expenses before reductions	.48%	.54%	.52%	.60%	.59% A
Expenses net of fee waivers, if any	.48%	.54%	.52%	.60%	.59% A
Expenses net of all reductions	.47%	.53%	.51%	.58%	.57% A
Net investment income (loss)	.34% H	.03%	-% G	.12% I	.67% A, J
Supplemental Data
Net assets, end of period (in millions)	$ 274	$ 220	$ 179	$ 120	$ 53
Portfolio turnover rate F	165%	165%	116%	285%	268%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .25%.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

K For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 145,890
Gross unrealized depreciation	(39,809)
Net unrealized appreciation (depreciation) on securities and other investments	$ 106,081

Tax Cost	$ 1,554,062

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,969
Capital loss carryforward	$ (1,147,862)
Net unrealized appreciation (depreciation)	$ 106,080

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (914,123)
2017	(129,992)
Total with expiration	(1,044,115)
No expiration
Short-term	(11,472)
Long-term	(92,275)
Total no expiration	(103,747)
Total capital loss carryforward	$ (1,147,862)

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,811,137 and $3,093,684, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Strategies as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .38% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth Strategies	$ 4,472.30
Class K	132.05
	$ 4,604

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $89 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending - continued

or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $408, including $27 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $103 for the period.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Growth Strategies
Shares sold	3,848	6,957	$ 77,196	$ 142,167
Shares redeemed	(20,319)	(24,462)	(407,120)	(499,675)
Net increase (decrease)	(16,471)	(17,505)	$ (329,924)	$ (357,508)
Class K
Shares sold	5,044	3,859	$ 102,764	$ 76,829
Shares redeemed	(3,297)	(1,789)	(66,552)	(36,791)
Net increase (decrease)	1,747	2,070	$ 36,212	$ 40,038

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Growth Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Strategies Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Strategies Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Notification of Sources of Distributions Pursuant to Rule 19a-1 under the Investment Company Act of 1940:

As noted below, Growth Strategies made a dividend distribution to shareholders from net investment income in excess of that which was earned for book purposes and is reported below as Capital Gain. Distributions are not anticipated to exceed earnings for U.S. income tax purposes. The reported amount and source of distribution is an estimate and is not being reported for tax reporting purposes. The Fund will notify shareholders in January 2013 of the amounts for use in preparing 2012 income tax returns.

Pay Date	Record Date	Dividends	Capital Gain	Total Distribution
12/17/12	12/14/12	$0.072	$0.009	$0.081

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Growth Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the fourth quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that there was a portfolio management change for the fund in April 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Growth Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, Illinois

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
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www.fidelity.com

FEG-UANN-0113
1.786704.109

Fidelity®

Growth Strategies

Fund -
Class K

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class K A	8.19%	-1.73%	5.54%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Growth Strategies Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund - Class K on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Christopher Lee, who became Portfolio Manager of Fidelity® Growth Strategies Fund on April 25, 2012: For the year, the fund's Class K shares returned 8.19%, considerably trailing the 12.06% gain of the Russell Midcap® Growth Index. Versus the index, the energy and information technology sectors did most of the damage to relative performance - mainly due to weak stock selection. Stock picking in materials hampered results to a lesser extent. The biggest individual detractor by far was Heckmann, an energy company providing remediation of the water used in hydraulic fracturing. The stock declined mainly in response to falling energy prices. Also detracting were coal producer Alpha Natural Resources and Merge Healthcare, a digitizer of medical data. Heckmann and Merge Healthcare were out-of-benchmark positions, and all three detractors I've mentioned were sold from the fund by period end. Conversely, the fund benefited from stock selection in consumer discretionary, financials and health care. At the stock level, the fund was aided by a non-index position in ZOLL Medical, a maker of medical devices and software used in emergency care, which was acquired on favorable terms in April. Human Genome Sciences, bought by U.K. drug maker GlaxoSmithKline in August, also outperformed. I sold both stocks from the fund after the deals were announced.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Growth Strategies	.72%
Actual		$ 1,000.00	$ 1,077.60	$ 3.74
HypotheticalA		$ 1,000.00	$ 1,021.40	$ 3.64
Class K	.47%
Actual		$ 1,000.00	$ 1,079.10	$ 2.44
HypotheticalA		$ 1,000.00	$ 1,022.65	$ 2.38

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
McGraw-Hill Companies, Inc.	1.5	0.0
Intuit, Inc.	1.4	1.4
AmerisourceBergen Corp.	1.3	1.0
Lorillard, Inc.	1.3	0.5
DaVita, Inc.	1.3	0.4
O'Reilly Automotive, Inc.	1.2	0.0
Roper Industries, Inc.	1.2	1.1
Mead Johnson Nutrition Co. Class A	1.2	0.0
Amphenol Corp. Class A	1.2	1.0
Fiserv, Inc.	1.2	0.9
	12.8
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.8	22.5
Information Technology	18.4	18.7
Health Care	14.5	15.5
Industrials	13.9	13.0
Consumer Staples	7.2	5.0
Asset Allocation (% of fund's net assets)
As of November 30, 2012 *		As of May 31, 2012 **
	Stocks 97.8%		Stocks 95.6%
	Short-Term Investments and Net Other Assets (Liabilities) 2.2%		Short-Term Investments and Net Other Assets (Liabilities) 4.4%
* Foreign investments	7.4%	** Foreign investments	6.8%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 23.8%
Automobiles - 1.1%
Harley-Davidson, Inc.	375,000	$ 17,610
Distributors - 0.4%
LKQ Corp. (a)	325,000	7,124
Hotels, Restaurants & Leisure - 3.1%
Brinker International, Inc.	400,000	11,980
International Game Technology	750,000	10,403
Jack in the Box, Inc. (a)	300,000	8,265
Panera Bread Co. Class A (a)	50,000	8,025
Wyndham Worldwide Corp.	257,100	12,621
		51,294
Household Durables - 1.6%
Jarden Corp.	225,000	11,905
Tupperware Brands Corp.	220,000	14,267
		26,172
Internet & Catalog Retail - 1.5%
Expedia, Inc.	200,000	12,372
TripAdvisor, Inc.	350,000	13,367
		25,739
Media - 2.6%
Discovery Communications, Inc. (a)	150,000	9,062
McGraw-Hill Companies, Inc.	475,000	25,214
Virgin Media, Inc. (d)	250,000	8,793
		43,069
Multiline Retail - 1.1%
Dollar Tree, Inc. (a)	435,000	18,157
Specialty Retail - 7.6%
Aarons, Inc. Class A	325,000	9,328
Ascena Retail Group, Inc. (a)	550,000	11,055
AutoZone, Inc. (a)	25,000	9,594
CarMax, Inc. (a)	300,000	10,878
Foot Locker, Inc.	350,000	12,544
Guess?, Inc.	250,000	6,468
Limited Brands, Inc.	250,000	13,038
O'Reilly Automotive, Inc. (a)	220,000	20,698
Ross Stores, Inc.	350,000	19,922
Urban Outfitters, Inc. (a)	325,000	12,253
		125,778
Textiles, Apparel & Luxury Goods - 4.8%
Carter's, Inc. (a)	250,000	13,260
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	165,300	$ 18,942
Ralph Lauren Corp.	110,000	17,280
VF Corp.	125,400	20,128
Wolverine World Wide, Inc.	250,000	10,820
		80,430
TOTAL CONSUMER DISCRETIONARY		395,373
CONSUMER STAPLES - 7.2%
Beverages - 2.2%
Brown-Forman Corp. Class B (non-vtg.)	235,000	16,492
Constellation Brands, Inc. Class A (sub. vtg.) (a)	350,000	12,558
Embotelladora Andina SA ADR	250,000	7,563
		36,613
Food Products - 3.0%
D.E. Master Blenders 1753 NV (a)	100,000	1,151
Mead Johnson Nutrition Co. Class A	300,000	20,457
The Hershey Co.	230,000	16,852
The J.M. Smucker Co.	130,000	11,500
		49,960
Personal Products - 0.7%
Herbalife Ltd.	250,000	11,493
Tobacco - 1.3%
Lorillard, Inc.	175,000	21,203
TOTAL CONSUMER STAPLES		119,269
ENERGY - 5.2%
Energy Equipment & Services - 2.8%
Cameron International Corp. (a)	354,100	19,104
Dresser-Rand Group, Inc. (a)	225,000	11,882
FMC Technologies, Inc. (a)	400,000	16,344
		47,330
Oil, Gas & Consumable Fuels - 2.4%
Cabot Oil & Gas Corp.	425,000	20,018
Pioneer Natural Resources Co.	185,000	19,795
		39,813
TOTAL ENERGY		87,143
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 6.8%
Capital Markets - 2.3%
Affiliated Managers Group, Inc. (a)	115,000	$ 14,820
Ashmore Group PLC	1,500,000	8,656
FXCM, Inc. Class A	650,000	6,507
Oaktree Capital Group LLC	200,000	8,106
		38,089
Diversified Financial Services - 1.3%
MSCI, Inc. Class A (a)	400,000	11,600
The NASDAQ Stock Market, Inc.	400,000	9,692
		21,292
Real Estate Investment Trusts - 1.8%
Brandywine Realty Trust (SBI)	600,000	7,158
CBL & Associates Properties, Inc.	400,000	9,004
Rayonier, Inc.	275,000	13,706
		29,868
Real Estate Management & Development - 1.4%
Altisource Portfolio Solutions SA (a)	115,000	12,228
CBRE Group, Inc. (a)	600,000	11,358
		23,586
TOTAL FINANCIALS		112,835
HEALTH CARE - 14.5%
Biotechnology - 2.2%
ARIAD Pharmaceuticals, Inc. (a)	200,000	4,472
BioMarin Pharmaceutical, Inc. (a)	150,000	7,290
Medivation, Inc. (a)	100,000	5,215
Onyx Pharmaceuticals, Inc. (a)	35,000	2,641
Regeneron Pharmaceuticals, Inc. (a)	20,900	3,690
United Therapeutics Corp. (a)	90,000	4,730
Vertex Pharmaceuticals, Inc. (a)	225,000	8,953
		36,991
Health Care Equipment & Supplies - 1.9%
C.R. Bard, Inc.	180,000	17,822
Edwards Lifesciences Corp. (a)	30,000	2,603
The Cooper Companies, Inc.	120,000	11,393
		31,818
Health Care Providers & Services - 7.4%
AmerisourceBergen Corp.	525,000	22,166
Catamaran Corp. (a)	250,000	12,272
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Chemed Corp.	125,000	$ 8,510
DaVita, Inc. (a)	195,000	21,060
Henry Schein, Inc. (a)	110,000	8,885
Laboratory Corp. of America Holdings (a)	230,000	19,456
MEDNAX, Inc. (a)	130,000	10,270
Universal Health Services, Inc. Class B	245,000	11,042
Wellcare Health Plans, Inc. (a)	175,000	8,447
		122,108
Life Sciences Tools & Services - 0.8%
Waters Corp. (a)	155,000	13,105
Pharmaceuticals - 2.2%
Elan Corp. PLC sponsored ADR (a)	400,000	3,992
Endo Pharmaceuticals Holdings, Inc. (a)	275,000	7,882
Shire PLC sponsored ADR	50,000	4,332
Watson Pharmaceuticals, Inc. (a)	225,000	19,802
		36,008
TOTAL HEALTH CARE		240,030
INDUSTRIALS - 13.9%
Aerospace & Defense - 1.5%
Textron, Inc.	225,000	5,285
TransDigm Group, Inc.	140,000	19,043
		24,328
Commercial Services & Supplies - 0.8%
Stericycle, Inc. (a)	150,000	14,021
Construction & Engineering - 0.4%
Quanta Services, Inc. (a)	275,000	7,112
Electrical Equipment - 3.2%
AMETEK, Inc.	525,000	19,598
Hubbell, Inc. Class B	154,000	12,975
Roper Industries, Inc.	185,000	20,633
		53,206
Machinery - 3.8%
Ingersoll-Rand PLC	360,000	17,561
PACCAR, Inc.	270,000	11,864
Pall Corp.	225,000	13,383
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Parker Hannifin Corp.	120,000	$ 9,858
Valmont Industries, Inc.	70,000	9,776
		62,442
Professional Services - 1.8%
Equifax, Inc.	250,000	12,810
IHS, Inc. Class A (a)	180,000	16,585
		29,395
Road & Rail - 0.8%
J.B. Hunt Transport Services, Inc.	235,000	13,971
Trading Companies & Distributors - 1.6%
Brenntag AG	80,000	10,342
W.W. Grainger, Inc.	85,000	16,492
		26,834
TOTAL INDUSTRIALS		231,309
INFORMATION TECHNOLOGY - 18.4%
Communications Equipment - 0.7%
F5 Networks, Inc. (a)	50,000	4,684
Motorola Solutions, Inc.	120,000	6,534
		11,218
Computers & Peripherals - 1.0%
NCR Corp. (a)	675,000	16,153
Electronic Equipment & Components - 1.2%
Amphenol Corp. Class A	330,000	20,434
Internet Software & Services - 1.3%
Akamai Technologies, Inc. (a)	300,000	10,986
VeriSign, Inc. (a)	300,000	10,239
		21,225
IT Services - 5.7%
Amdocs Ltd.	375,000	12,548
Fiserv, Inc. (a)	265,000	20,402
Gartner, Inc. Class A (a)	250,000	11,970
Genpact Ltd.	650,000	10,433
Global Payments, Inc.	275,000	12,075
The Western Union Co.	1,400,000	17,654
Total System Services, Inc.	475,000	10,426
		95,508
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 1.7%
Altera Corp.	600,000	$ 19,434
Cree, Inc. (a)	250,000	8,078
		27,512
Software - 6.8%
Adobe Systems, Inc. (a)	230,000	7,960
Autodesk, Inc. (a)	425,000	14,080
BMC Software, Inc. (a)	275,000	11,264
Check Point Software Technologies Ltd. (a)	215,000	9,927
Citrix Systems, Inc. (a)	255,000	15,596
Informatica Corp. (a)	300,000	8,061
Intuit, Inc.	375,000	22,466
Nuance Communications, Inc. (a)	600,000	13,344
Synopsys, Inc. (a)	300,000	9,840
Workday, Inc.	13,789	691
		113,229
TOTAL INFORMATION TECHNOLOGY		305,279
MATERIALS - 6.9%
Chemicals - 5.9%
Airgas, Inc.	100,000	8,857
Albemarle Corp.	200,000	11,958
Eastman Chemical Co.	250,000	15,213
FMC Corp.	243,300	13,493
Sherwin-Williams Co.	130,000	19,828
Sigma Aldrich Corp.	200,000	14,504
W.R. Grace & Co. (a)	200,000	13,094
		96,947
Containers & Packaging - 1.0%
Ball Corp.	375,000	16,759
TOTAL MATERIALS		113,706
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
SBA Communications Corp. Class A (a)	275,000	18,926
TOTAL COMMON STOCKS (Cost $1,515,023)		1,623,870
Money Market Funds - 2.2%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.19% (b)	32,420,062	$ 32,420
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	3,852,825	3,853
TOTAL MONEY MARKET FUNDS (Cost $36,273)		36,273
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,551,296)		1,660,143
NET OTHER ASSETS (LIABILITIES) - 0.0%		(732)
NET ASSETS - 100%		$ 1,659,411
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 80
Fidelity Securities Lending Cash Central Fund	408
Total	$ 488
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Heckmann Corp.	$ 35,998	$ 21,862	$ 37,859	$ -	$ -
Magma Design Automation, Inc.	25,662	-	31,859	-	-
Origin Agritech Ltd.	6,489	-	6,442	-	-
Ultrapetrol (Bahamas) Ltd.	8,005	-	5,613	-	-
Total	$ 76,154	$ 21,862	$ 81,773	$ -	$ -
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $3,844) - See accompanying schedule: Unaffiliated issuers (cost $1,515,023)	$ 1,623,870
Fidelity Central Funds (cost $36,273)	36,273
Total Investments (cost $1,551,296)		$ 1,660,143
Receivable for investments sold		16,586
Receivable for fund shares sold		627
Dividends receivable		1,452
Distributions receivable from Fidelity Central Funds		8
Prepaid expenses		5
Other receivables		86
Total assets		1,678,907

Liabilities
Payable for investments purchased	$ 12,959
Payable for fund shares redeemed	1,645
Accrued management fee	500
Other affiliated payables	404
Other payables and accrued expenses	135
Collateral on securities loaned, at value	3,853
Total liabilities		19,496

Net Assets		$ 1,659,411
Net Assets consist of:
Paid in capital		$ 2,698,305
Undistributed net investment income		2,151
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,149,891)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		108,846
Net Assets		$ 1,659,411

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Growth Strategies: Net Asset Value, offering price and redemption price per share ($1,385,380 ÷ 67,387 shares)	$ 20.56

Class K: Net Asset Value, offering price and redemption price per share ($274,031 ÷ 13,213 shares)	$ 20.74

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends		$ 12,154
Special dividends		1,581
Interest		1
Income from Fidelity Central Funds		488
Total income		14,224

Expenses
Management fee Basic fee	$ 10,651
Performance adjustment	(3,952)
Transfer agent fees	4,604
Accounting and security lending fees	551
Custodian fees and expenses	80
Independent trustees' compensation	12
Registration fees	49
Audit	68
Legal	17
Miscellaneous	20
Total expenses before reductions	12,100
Expense reductions	(103)	11,997
Net investment income (loss)		2,227
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(28,091)
Other affiliated issuers	(76,470)
Foreign currency transactions	(52)
Total net realized gain (loss)		(104,613)
Change in net unrealized appreciation (depreciation) on: Investment securities		238,509
Net gain (loss)		133,896
Net increase (decrease) in net assets resulting from operations		$ 136,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,227	$ (3,911)
Net realized gain (loss)	(104,613)	316,893
Change in net unrealized appreciation (depreciation)	238,509	(282,621)
Net increase (decrease) in net assets resulting from operations	136,123	30,361
Share transactions - net increase (decrease)	(293,712)	(317,470)
Redemption fees	81	139
Total increase (decrease) in net assets	(157,508)	(286,970)

Net Assets
Beginning of period	1,816,919	2,103,889
End of period (including undistributed net investment income of $2,151 and accumulated net investment loss of $76, respectively)	$ 1,659,411	$ 1,816,919

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Strategies

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.05	$ 18.99	$ 15.28	$ 11.28	$ 22.75
Income from Investment Operations
Net investment income (loss) B	.02 E	(.04)	(.04)	(.02) F	.02 G
Net realized and unrealized gain (loss)	1.49	.10	3.75	4.05	(11.49)
Total from investment operations	1.51	.06	3.71	4.03	(11.47)
Distributions from net investment income	-	-	-	(.03)	-
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 20.56	$ 19.05	$ 18.99	$ 15.28	$ 11.28
Total Return A	7.93%	.32%	24.28%	35.79%	(50.42)%
Ratios to Average Net Assets C, H
Expenses before reductions	.73%	.79%	.78%	.88%	.83%
Expenses net of fee waivers, if any	.73%	.79%	.78%	.87%	.83%
Expenses net of all reductions	.72%	.77%	.77%	.85%	.81%
Net investment income (loss)	.09% E	(.21)%	(.26)%	(.15)% F	.11% G
Supplemental Data
Net assets, end of period (in millions)	$ 1,385	$ 1,597	$ 1,925	$ 1,808	$ 1,489
Portfolio turnover rate D	165%	165%	116%	285%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .00%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.24)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.02)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended November 30,	2012	2011	2010	2009	2008 K
Selected Per-Share Data
Net asset value, beginning of period	$ 19.17	$ 19.06	$ 15.29	$ 11.29	$ 20.20
Income from Investment Operations
Net investment income (loss) D	.07 H	.01	- M	.02 I	.05 J
Net realized and unrealized gain (loss)	1.50	.10	3.77	4.04	(8.96)
Total from investment operations	1.57	.11	3.77	4.06	(8.91)
Distributions from net investment income	-	-	-	(.06)	-
Redemption fees added to paid in capital D, M	-	-	-	-	-
Net asset value, end of period	$ 20.74	$ 19.17	$ 19.06	$ 15.29	$ 11.29
Total Return B, C	8.19%	.58%	24.66%	36.14%	(44.11)%
Ratios to Average Net Assets E, L
Expenses before reductions	.48%	.54%	.52%	.60%	.59% A
Expenses net of fee waivers, if any	.48%	.54%	.52%	.60%	.59% A
Expenses net of all reductions	.47%	.53%	.51%	.58%	.57% A
Net investment income (loss)	.34% H	.03%	-% G	.12% I	.67% A, J
Supplemental Data
Net assets, end of period (in millions)	$ 274	$ 220	$ 179	$ 120	$ 53
Portfolio turnover rate F	165%	165%	116%	285%	268%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .25%.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

K For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 145,890
Gross unrealized depreciation	(39,809)
Net unrealized appreciation (depreciation) on securities and other investments	$ 106,081

Tax Cost	$ 1,554,062

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,969
Capital loss carryforward	$ (1,147,862)
Net unrealized appreciation (depreciation)	$ 106,080

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (914,123)
2017	(129,992)
Total with expiration	(1,044,115)
No expiration
Short-term	(11,472)
Long-term	(92,275)
Total no expiration	(103,747)
Total capital loss carryforward	$ (1,147,862)

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,811,137 and $3,093,684, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Strategies as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .38% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth Strategies	$ 4,472.30
Class K	132.05
	$ 4,604

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $89 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency

Annual Report

7. Security Lending - continued

or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $408, including $27 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $103 for the period.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Growth Strategies
Shares sold	3,848	6,957	$ 77,196	$ 142,167
Shares redeemed	(20,319)	(24,462)	(407,120)	(499,675)
Net increase (decrease)	(16,471)	(17,505)	$ (329,924)	$ (357,508)
Class K
Shares sold	5,044	3,859	$ 102,764	$ 76,829
Shares redeemed	(3,297)	(1,789)	(66,552)	(36,791)
Net increase (decrease)	1,747	2,070	$ 36,212	$ 40,038

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Growth Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Strategies Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Strategies Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Notification of Sources of Distributions Pursuant to Rule 19a-1 under the Investment Company Act of 1940:

As noted below, Class K made a dividend distribution to shareholders from net investment income in excess of that which was earned for book purposes and is reported below as Capital Gain. Distributions are not anticipated to exceed earnings for U.S. income tax purposes. The reported amount and source of distribution is an estimate and is not being reported for tax reporting purposes. The Fund will notify shareholders in January 2013 of the amounts for use in preparing 2012 income tax returns.

Pay Date	Record Date	Dividends	Capital Gain	Total Distribution
12/17/12	12/14/12	$0.133	$0.009	$0.142

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the fourth quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that there was a portfolio management change for the fund in April 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, Illinois

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FEG-K-UANN-0113
1.863025.104

Fidelity®

Growth Company

Fund

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Company Fund	16.24%	3.67%	9.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund, a class of the fund, on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Steven Wymer, Portfolio Manager of Fidelity® Growth Company Fund: For the year, the fund's Retail Class shares returned 16.24%, outperforming the 14.63% gain of the Russell 3000® Growth Index. Relative performance was largely driven by positioning in the pharmaceuticals/biotechnology/life science group, which produced two top individual contributors, Regeneron Pharmaceuticals and Amylin Pharmaceuticals. Amylin was acquired during the period and I sold the position. Security selection in diversified financials provided a boost, led by a sizable position in credit card issuer Discover Financial Services. Strong stock picking in consumer durables/apparel helped, including homebuilder Lennar and yoga clothing manufacturer lululemon athletica. Cloud-based-computing vendor salesforce.com was among several information technology stocks that contributed, despite the sector's overall drag on performance. Unfavorable positioning there, particularly in semiconductors and tech hardware/equipment, hurt, with detractors including graphics chipmaker NVIDIA, Cypress Semiconductor and networking products manufacturer Riverbed Technology. Positioning in consumer staples detracted, especially Herbalife, a direct seller of nutritional products. Elsewhere, a stake in retailer JCPenney lagged. A number of these stocks were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Growth Company	.89%
Actual		$ 1,000.00	$ 1,074.50	$ 4.62
Hypothetical A		$ 1,000.00	$ 1,020.55	$ 4.50
Class K	.76%
Actual		$ 1,000.00	$ 1,075.10	$ 3.94
Hypothetical A		$ 1,000.00	$ 1,021.20	$ 3.84
Class F	.71%
Actual		$ 1,000.00	$ 1,075.40	$ 3.68
Hypothetical A		$ 1,000.00	$ 1,021.45	$ 3.59

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.4	8.8
salesforce.com, Inc.	3.9	3.6
Google, Inc. Class A	3.7	2.2
Regeneron Pharmaceuticals, Inc.	3.4	2.8
lululemon athletica, Inc.	2.0	2.2
Discover Financial Services	1.9	1.8
Red Hat, Inc.	1.8	1.9
QUALCOMM, Inc.	1.6	1.7
Monsanto Co.	1.6	1.3
Alexion Pharmaceuticals, Inc.	1.4	1.4
	29.7
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.2	35.5
Health Care	17.0	17.0
Consumer Discretionary	16.4	16.8
Consumer Staples	11.5	9.6
Industrials	6.3	6.0
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 99.6%		Stocks 99.6%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.3%		Short-Term Investments and Net Other Assets (Liabilities) 0.3%
* Foreign investments	9.3%	** Foreign investments	9.3%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.3%
Automobiles - 0.2%
Ford Motor Co.	3,245,000	$ 37,155
General Motors Co. (a)	22,800	590
Tesla Motors, Inc. (a)	1,775,000	60,031
		97,776
Diversified Consumer Services - 0.1%
K12, Inc. (a)(d)(e)	2,010,000	34,833
Hotels, Restaurants & Leisure - 3.1%
Arcos Dorados Holdings, Inc. Class A (d)	2,114,900	25,908
Buffalo Wild Wings, Inc. (a)	719,900	52,150
Chipotle Mexican Grill, Inc. (a)	121,000	31,917
Chuys Holdings, Inc. (e)	1,504,342	35,427
Dunkin' Brands Group, Inc.	3,003,340	95,566
Home Inns & Hotels Management, Inc. sponsored ADR (a)(d)(e)	2,775,000	74,592
Hyatt Hotels Corp. Class A (a)	1,223,440	44,656
Las Vegas Sands Corp.	975,000	45,484
McDonald's Corp.	3,075,000	267,648
Panera Bread Co. Class A (a)	875,000	140,438
Starbucks Corp.	6,278,400	325,661
Starwood Hotels & Resorts Worldwide, Inc.	1,445,000	77,972
Yum! Brands, Inc.	1,910,000	128,123
		1,345,542
Household Durables - 2.0%
Gafisa SA sponsored ADR (d)	1,570,000	6,186
Lennar Corp. Class A (d)	12,900,077	490,719
SodaStream International Ltd. (a)(d)(e)	1,990,322	79,374
Tempur-Pedic International, Inc. (a)	820,000	21,853
Toll Brothers, Inc. (a)	8,249,050	262,650
		860,782
Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	2,196,000	553,502
Kayak Software Corp.	43,400	1,766
Netflix, Inc. (a)(d)	71,000	5,801
Priceline.com, Inc. (a)	180,000	119,369
TripAdvisor, Inc.	550,000	21,005
		701,443
Media - 1.0%
Comcast Corp. Class A	6,407,500	238,231
Lions Gate Entertainment Corp. (a)(d)	4,254,992	69,697
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Pandora Media, Inc. (a)(d)	6,054,469	$ 52,795
Time Warner, Inc.	1,025,650	48,513
		409,236
Multiline Retail - 1.0%
Dollar Tree, Inc. (a)	1,125,000	46,958
JCPenney Co., Inc. (d)	10,415,000	186,845
Nordstrom, Inc.	800,000	43,272
Target Corp.	2,222,589	140,312
		417,387
Specialty Retail - 2.4%
Abercrombie & Fitch Co. Class A	2,210,000	101,417
AutoNation, Inc. (a)(d)	1,050,000	40,887
Bed Bath & Beyond, Inc. (a)	1,300,000	76,336
CarMax, Inc. (a)	2,505,000	90,831
Five Below, Inc. (d)	293,900	10,918
Francescas Holdings Corp. (a)(d)(e)	3,718,379	96,789
Home Depot, Inc.	5,470,000	355,933
Limited Brands, Inc.	1,460,000	76,139
Lumber Liquidators Holdings, Inc. (a)(d)(e)	2,735,167	146,824
Tiffany & Co., Inc.	225,000	13,271
Urban Outfitters, Inc. (a)	240,000	9,048
		1,018,393
Textiles, Apparel & Luxury Goods - 4.9%
Coach, Inc.	357,200	20,660
Fifth & Pacific Companies, Inc. (a)	1,540,000	18,557
Fossil, Inc. (a)(e)	5,753,744	497,354
lululemon athletica, Inc. (a)(d)(e)	12,117,100	869,765
Michael Kors Holdings Ltd.	5,967,493	317,172
NIKE, Inc. Class B	1,719,000	167,568
Prada SpA	10,459,300	86,371
Under Armour, Inc. Class A (sub. vtg.) (a)	890,000	46,129
VF Corp.	320,000	51,363
		2,074,939
TOTAL CONSUMER DISCRETIONARY		6,960,331
CONSUMER STAPLES - 11.5%
Beverages - 2.3%
Beam, Inc.	1,570,000	88,093
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
Dr. Pepper Snapple Group, Inc.	655,000	$ 29,377
Monster Beverage Corp. (a)	2,985,000	155,369
PepsiCo, Inc.	3,111,640	218,468
The Coca-Cola Co.	13,420,000	508,886
		1,000,193
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	1,795,800	186,745
Drogasil SA	3,281,873	32,254
Fresh Market, Inc. (a)(e)	2,448,468	126,904
Wal-Mart Stores, Inc.	6,454,114	464,825
Whole Foods Market, Inc.	1,740,000	162,446
		973,174
Food Products - 2.5%
Archer Daniels Midland Co.	6,325,000	168,878
Bunge Ltd.	3,000,000	219,480
D.E. Master Blenders 1753 NV (a)	685,000	7,884
General Mills, Inc.	1,115,600	45,728
Green Mountain Coffee Roasters, Inc. (a)(d)	6,722,450	246,512
Hillshire Brands Co.	137,000	3,815
Kellogg Co.	965,000	53,519
Kraft Foods Group, Inc. (a)	195,000	8,818
Mead Johnson Nutrition Co. Class A	1,421,800	96,953
Mondelez International, Inc. (a)	585,000	15,146
Smithfield Foods, Inc. (a)	2,215,000	49,550
The Hershey Co.	815,000	59,715
Tyson Foods, Inc. Class A	3,175,000	60,865
Want Want China Holdings Ltd.	28,000,000	40,897
		1,077,760
Household Products - 1.0%
Church & Dwight Co., Inc.	685,000	37,093
Colgate-Palmolive Co.	1,230,000	133,455
Kimberly-Clark Corp.	670,000	57,432
Procter & Gamble Co.	2,504,483	174,888
		402,868
Personal Products - 1.3%
Avon Products, Inc.	398,615	5,561
Herbalife Ltd. (e)	10,800,210	496,486
Nu Skin Enterprises, Inc. Class A (d)	1,180,000	53,572
		555,619
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 2.1%
Altria Group, Inc.	5,730,380	$ 193,744
Lorillard, Inc.	860,000	104,198
Philip Morris International, Inc.	6,795,380	610,769
		908,711
TOTAL CONSUMER STAPLES		4,918,325
ENERGY - 4.3%
Energy Equipment & Services - 1.2%
Carbo Ceramics, Inc. (d)	175,000	13,400
FMC Technologies, Inc. (a)	1,850,000	75,591
Halliburton Co.	3,150,000	105,053
Schlumberger Ltd.	4,549,600	325,842
		519,886
Oil, Gas & Consumable Fuels - 3.1%
Anadarko Petroleum Corp.	2,292,594	167,795
Apache Corp.	5,000	385
Chesapeake Energy Corp. (d)	1,905,000	32,442
Cobalt International Energy, Inc. (a)	70,900	1,653
Concho Resources, Inc. (a)	1,540,000	123,600
Continental Resources, Inc. (a)	1,680,000	115,416
Devon Energy Corp.	880,000	45,470
EOG Resources, Inc.	1,070,000	125,853
Hess Corp.	660,000	32,743
Noble Energy, Inc.	511,756	50,024
Occidental Petroleum Corp.	2,805,000	210,964
Peabody Energy Corp.	2,070,000	51,978
Pioneer Natural Resources Co.	1,855,000	198,485
Range Resources Corp.	1,158,689	74,179
Southwestern Energy Co. (a)	97,461	3,383
Valero Energy Corp.	2,840,000	91,618
		1,325,988
TOTAL ENERGY		1,845,874
FINANCIALS - 4.7%
Capital Markets - 0.4%
Charles Schwab Corp.	5,404,975	70,805
Franklin Resources, Inc.	45,000	5,941
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
ICG Group, Inc. (a)(e)	3,775,000	$ 42,091
T. Rowe Price Group, Inc.	915,000	59,173
		178,010
Commercial Banks - 1.0%
Banco Bradesco SA (PN) sponsored ADR	4,415,000	74,349
HDFC Bank Ltd. sponsored ADR	2,770,000	116,672
ICICI Bank Ltd. sponsored ADR	1,205,000	49,393
Itau Unibanco Holding SA sponsored ADR	1,525,000	23,104
PrivateBancorp, Inc. (e)	4,367,500	71,583
Signature Bank (a)	606,885	42,579
Wells Fargo & Co.	1,552,300	51,241
		428,921
Consumer Finance - 2.1%
American Express Co.	1,832,548	102,439
Discover Financial Services	19,325,444	804,132
		906,571
Diversified Financial Services - 1.0%
Bank of America Corp.	6,175,000	60,886
BM&F Bovespa SA	23,879,772	143,493
Citigroup, Inc.	2,407,380	83,223
JPMorgan Chase & Co.	2,980,000	122,418
		410,020
Real Estate Management & Development - 0.2%
The St. Joe Co. (a)(d)	3,030,135	64,784
TOTAL FINANCIALS		1,988,306
HEALTH CARE - 16.9%
Biotechnology - 11.2%
Acadia Pharmaceuticals, Inc. (a)(d)	1,064,844	5,537
Alexion Pharmaceuticals, Inc. (a)	6,424,060	616,838
Alkermes PLC (a)(e)	13,104,759	253,053
Alnylam Pharmaceuticals, Inc. (a)(e)	3,922,510	66,565
Amgen, Inc.	3,983,300	353,717
Array Biopharma, Inc. (a)	2,403,770	9,447
AVEO Pharmaceuticals, Inc. (a)	680,600	4,424
Biogen Idec, Inc. (a)	1,945,000	289,980
Celgene Corp. (a)	1,146,744	90,123
Cepheid, Inc. (a)(e)	4,922,555	159,589
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Clovis Oncology, Inc. (d)(e)	2,152,986	$ 33,113
Exelixis, Inc. (a)(d)(e)	17,295,081	84,573
Gilead Sciences, Inc. (a)	5,065,000	379,875
Halozyme Therapeutics, Inc. (a)	1,890,000	11,775
ImmunoGen, Inc. (a)(d)(e)	8,349,838	105,959
Immunomedics, Inc. (a)(d)(e)	7,526,150	24,008
Incyte Corp. (a)(d)	695,000	12,232
InterMune, Inc. (a)(d)	2,073,117	18,990
Ironwood Pharmaceuticals, Inc. Class A (a)	3,735,000	40,338
Isis Pharmaceuticals, Inc. (a)(d)(e)	10,016,251	92,150
Lexicon Pharmaceuticals, Inc. (a)(e)	50,933,269	87,605
Merrimack Pharmaceuticals, Inc. (e)	5,869,144	41,906
Metabolix, Inc. (a)(d)(e)	2,565,799	2,899
Momenta Pharmaceuticals, Inc. (a)(d)	1,655,000	17,709
NPS Pharmaceuticals, Inc. (a)(e)	7,665,870	78,422
Regeneron Pharmaceuticals, Inc. (a)(e)	8,121,613	1,433,871
Rigel Pharmaceuticals, Inc. (a)(e)	7,390,060	61,337
Seattle Genetics, Inc. (a)(d)(e)	11,820,629	299,180
Synageva BioPharma Corp. (a)	475,000	23,242
Transition Therapeutics, Inc. (a)(e)	2,332,446	5,738
Vertex Pharmaceuticals, Inc. (a)	2,009,767	79,969
		4,784,164
Health Care Equipment & Supplies - 0.9%
Align Technology, Inc. (a)	715,000	19,584
Baxter International, Inc.	1,870,000	123,925
DexCom, Inc. (a)	380,000	4,970
Edwards Lifesciences Corp. (a)	760,000	65,945
Genmark Diagnostics, Inc. (a)	1,266,968	12,543
ICU Medical, Inc. (a)	345,000	20,317
Insulet Corp. (a)(e)	3,856,400	84,648
Medtronic, Inc.	604,964	25,475
St. Jude Medical, Inc.	834,200	28,596
		386,003
Health Care Providers & Services - 1.3%
Apollo Hospitals Enterprise Ltd.	720,000	10,867
Cardinal Health, Inc.	485,000	19,618
Catamaran Corp. (a)	6,067,328	297,823
Express Scripts Holding Co. (a)	496,303	26,726
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
McKesson Corp.	1,780,000	$ 168,157
UnitedHealth Group, Inc.	176,400	9,594
		532,785
Health Care Technology - 0.1%
athenahealth, Inc. (a)(d)	655,000	41,717
Cerner Corp. (a)	245,000	18,919
		60,636
Pharmaceuticals - 3.4%
Abbott Laboratories	1,861,500	120,998
Allergan, Inc.	2,140,000	198,485
Bristol-Myers Squibb Co.	3,913,700	127,704
Concert Pharmaceuticals, Inc. (a)(g)	186,198	151
Elan Corp. PLC sponsored ADR (a)(e)	37,694,070	376,187
Endocyte, Inc. (a)	511,041	4,788
Hospira, Inc. (a)	2,025,000	60,345
Johnson & Johnson	83,300	5,809
MAP Pharmaceuticals, Inc. (a)(e)	3,506,482	55,893
Questcor Pharmaceuticals, Inc. (d)	2,722,600	70,651
Teva Pharmaceutical Industries Ltd. sponsored ADR	705,000	28,447
Valeant Pharmaceuticals International, Inc. (Canada) (a)	6,572,261	366,144
Watson Pharmaceuticals, Inc. (a)	590,000	51,926
		1,467,528
TOTAL HEALTH CARE		7,231,116
INDUSTRIALS - 6.3%
Aerospace & Defense - 1.5%
Honeywell International, Inc.	1,870,000	114,687
Lockheed Martin Corp.	1,040,100	97,041
The Boeing Co.	1,494,800	111,034
United Technologies Corp.	3,800,000	304,418
		627,180
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	3,724,000	272,262
Airlines - 0.8%
Delta Air Lines, Inc. (a)	2,050,000	20,500
JetBlue Airways Corp. (a)(d)(e)	18,434,923	94,756
Ryanair Holdings PLC sponsored ADR	940,000	32,364
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - continued
Southwest Airlines Co.	6,503,515	$ 61,978
United Continental Holdings, Inc. (a)	7,250,000	146,595
		356,193
Construction & Engineering - 0.0%
Fluor Corp.	455,000	24,151
Electrical Equipment - 0.5%
Emerson Electric Co.	2,065,000	103,725
Rockwell Automation, Inc.	1,160,000	91,918
		195,643
Industrial Conglomerates - 0.7%
3M Co.	1,645,000	149,613
Danaher Corp.	2,505,000	135,195
		284,808
Machinery - 1.2%
Caterpillar, Inc.	3,385,000	288,537
Cummins, Inc.	1,460,000	143,314
Deere & Co.	840,000	70,602
Rexnord Corp.	587,500	12,561
		515,014
Professional Services - 0.0%
Nielsen Holdings B.V. (a)	600,000	16,992
Road & Rail - 1.0%
CSX Corp.	4,930,000	97,417
Union Pacific Corp.	2,625,000	322,298
		419,715
TOTAL INDUSTRIALS		2,711,958
INFORMATION TECHNOLOGY - 36.2%
Communications Equipment - 2.3%
Aruba Networks, Inc. (a)(d)	1,123,031	21,877
F5 Networks, Inc. (a)	405,000	37,940
Infinera Corp. (a)(d)(e)	11,211,900	62,562
Juniper Networks, Inc. (a)	460,000	8,271
Motorola Solutions, Inc.	485,000	26,408
Palo Alto Networks, Inc. (d)	446,800	24,315
QUALCOMM, Inc.	10,623,400	675,861
Riverbed Technology, Inc. (a)	6,826,890	122,201
		979,435
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 9.1%
3D Systems Corp. (a)(d)	400,000	$ 17,884
Apple, Inc.	6,090,959	3,564,916
Fusion-io, Inc. (a)(d)(e)	9,232,053	215,384
NetApp, Inc. (a)	534,686	16,955
Silicon Graphics International Corp. (a)(d)(e)	3,209,356	26,926
Stratasys, Inc. (a)	318,424	23,866
		3,865,931
Electronic Equipment & Components - 0.3%
Corning, Inc.	1,103,000	13,490
Trimble Navigation Ltd. (a)	495,000	27,542
Universal Display Corp. (a)(d)(e)	3,595,914	85,870
		126,902
Internet Software & Services - 6.1%
Akamai Technologies, Inc. (a)	2,140,000	78,367
Baidu.com, Inc. sponsored ADR (a)	1,320,000	127,129
Demandware, Inc.	1,447,773	39,655
Dropbox, Inc. (g)	1,105,082	10,000
eBay, Inc. (a)	6,257,200	330,505
Facebook, Inc. Class A (d)	4,606,814	128,991
Google, Inc. Class A (a)	2,277,448	1,590,501
LinkedIn Corp. (a)	190,000	20,547
Mail.ru Group Ltd. GDR (f)	122,600	4,046
MercadoLibre, Inc.	350,000	25,183
Rackspace Hosting, Inc. (a)	2,825,000	195,264
SINA Corp. (a)	310,000	14,111
Yandex NV (a)	895,000	19,529
YouKu.com, Inc. ADR (a)(d)	1,670,000	28,490
		2,612,318
IT Services - 3.6%
Cognizant Technology Solutions Corp. Class A (a)	1,734,716	116,625
IBM Corp.	2,909,800	553,066
MasterCard, Inc. Class A	837,000	409,025
Teradata Corp. (a)	540,000	32,119
VeriFone Systems, Inc. (a)	115,000	3,495
Visa, Inc. Class A	2,934,100	439,264
		1,553,594
Semiconductors & Semiconductor Equipment - 5.6%
Altera Corp.	1,690,000	54,739
Applied Micro Circuits Corp. (a)(e)	6,216,938	42,462
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ARM Holdings PLC sponsored ADR	1,400,000	$ 52,248
ASML Holding NV	880,794	55,111
Broadcom Corp. Class A	4,755,000	153,967
Cree, Inc. (a)(d)(e)	11,365,294	367,213
Cypress Semiconductor Corp. (e)	15,593,240	158,271
Intel Corp.	2,710,000	53,035
KLA-Tencor Corp.	510,000	23,190
Marvell Technology Group Ltd.	1,918,310	16,267
MaxLinear, Inc. Class A (a)	2,354,608	12,644
Mellanox Technologies Ltd. (a)(d)(e)	4,231,289	308,376
NVIDIA Corp. (e)	48,180,384	577,201
Peregrine Semiconductor Corp.	300,000	5,079
Rambus, Inc. (a)(d)(e)	11,457,400	56,027
Samsung Electronics Co. Ltd.	50,000	64,942
Silicon Laboratories, Inc. (a)(e)	4,600,680	192,400
Skyworks Solutions, Inc. (a)	1,625,000	36,806
Texas Instruments, Inc.	3,941,000	116,141
Volterra Semiconductor Corp. (a)(e)	1,291,805	22,684
		2,368,803
Software - 9.2%
Activision Blizzard, Inc.	6,924,776	79,219
Adobe Systems, Inc. (a)	668,236	23,128
Citrix Systems, Inc. (a)	954,677	58,388
Electronic Arts, Inc. (a)	300,000	4,443
Guidewire Software, Inc.	1,525,000	45,598
Intuit, Inc.	685,000	41,038
Jive Software, Inc. (d)	1,830,400	26,468
Microsoft Corp.	10,770,000	286,697
Nuance Communications, Inc. (a)	2,355,000	52,375
Oracle Corp.	6,925,000	222,293
QLIK Technologies, Inc. (a)(e)	8,181,676	158,561
Red Hat, Inc. (a)(e)	15,218,586	751,798
salesforce.com, Inc. (a)(e)	10,603,685	1,671,883
ServiceNow, Inc. (d)	963,400	31,436
SolarWinds, Inc. (a)	3,295,607	184,653
Solera Holdings, Inc.	946,355	48,983
Splunk, Inc. (d)	456,300	13,780
TiVo, Inc. (a)(e)	8,074,576	94,473
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
VMware, Inc. Class A (a)	1,367,533	$ 124,377
Workday, Inc.	529,150	26,510
		3,946,101
TOTAL INFORMATION TECHNOLOGY		15,453,084
MATERIALS - 2.4%
Chemicals - 2.0%
CF Industries Holdings, Inc.	46,785	10,013
E.I. du Pont de Nemours & Co.	3,645,000	157,245
Monsanto Co.	7,319,978	670,437
The Dow Chemical Co.	695,000	20,982
		858,677
Metals & Mining - 0.4%
Alcoa, Inc.	1,650,000	13,877
Barrick Gold Corp.	54,000	1,875
Fortescue Metals Group Ltd. (d)	13,372,802	54,567
Freeport-McMoRan Copper & Gold, Inc.	2,400,000	93,624
Mongolian Mining Corp. (a)	25,802,500	12,884
Nucor Corp.	200,000	8,236
		185,063
TOTAL MATERIALS		1,043,740
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc.	4,715,000	208,026
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	27,115,000	155,369
TOTAL TELECOMMUNICATION SERVICES		363,395
TOTAL COMMON STOCKS (Cost $27,482,000)		42,516,129
Preferred Stocks - 0.2%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.1%
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Ariosa Diagnostics (g)	827,814	$ 5,000
bluebird bio (g)	9,767,944	4,867
Intarcia Therapeutics, Inc. (g)	1,051,411	14,331
		24,198
Health Care Technology - 0.0%
Castlight Health, Inc. Series D (a)(g)	2,070,648	14,495
Pharmaceuticals - 0.0%
Agios Pharmaceuticals, Inc. Series C (g)	2,036,659	10,002
Concert Pharmaceuticals, Inc. Series C, 6.00% (a)(g)	4,000,000	7,160
		17,162
TOTAL HEALTH CARE		55,855
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	70,000	15,153
TOTAL PREFERRED STOCKS (Cost $68,093)		71,008
Money Market Funds - 3.5%

Fidelity Cash Central Fund, 0.19% (b)	84,626,525	84,627
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	1,396,050,976	1,396,051
TOTAL MONEY MARKET FUNDS (Cost $1,480,678)		1,480,678
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $29,030,771)		44,067,815
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(1,364,479)
NET ASSETS - 100%		$ 42,703,336
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,046,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $66,006,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Agios Pharmaceuticals, Inc. Series C	11/16/11	$ 10,002
Ariosa Diagnostics	11/30/11	$ 5,000
bluebird bio	7/23/12	$ 4,867
Castlight Health, Inc. Series D	4/25/12	$ 12,500
Concert Pharmaceuticals, Inc.	2/9/09	$ 151
Concert Pharmaceuticals, Inc. Series C, 6.00%	4/25/08	$ 10,000
Dropbox, Inc.	5/2/12	$ 10,000
Intarcia Therapeutics, Inc.	11/14/12	$ 14,331
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 145
Fidelity Securities Lending Cash Central Fund	25,930
Total	$ 26,075
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Pharmaceuticals, Inc.	$ 2,734	$ -	$ 2,923	$ -	$ -
Alkermes PLC	155,687	48,871	-	-	253,053
Alnylam Pharmaceuticals, Inc.	21,380	13,249	1,206	-	66,565
Amylin Pharmaceuticals, Inc.	155,977	25,669	493,652	-	-
Applied Micro Circuits Corp.	19,240	25,315	-	-	42,462
Array Biopharma, Inc.	8,733	-	5,222	-	-
BJ's Restaurants, Inc.	89,346	-	89,547	-	-
Cepheid, Inc.	210,518	30,080	61,569	-	159,589
Chuys Holdings, Inc.	-	24,366	-	-	35,427
Clovis Oncology, Inc.	8,207	27,896	-	-	33,113
Cree, Inc.	146,571	160,315	6,388	-	367,213
Cypress Semiconductor Corp.	327,875	-	22,593	-	158,271
Elan Corp. PLC sponsored ADR	461,138	-	62,131	-	376,187
Endocyte, Inc.	19,749	-	5,554	-	-
Exelixis, Inc.	59,143	21,178	-	-	84,573
Fifth & Pacific Companies, Inc.	-	77,953	55,889	-	-
Fossil, Inc.	504,221	88,549	59,256	-	497,354
Francescas Holdings Corp.	28,946	50,442	-	-	96,789
Fresh Market, Inc.	92,130	11,345	5,305	-	126,904
Fusion-io, Inc.	175,921	108,255	-	-	215,384
Herbalife Ltd.	561,307	58,610	14,544	13,076	496,486
Home Inns & Hotels Management, Inc. sponsored ADR	113,369	-	18,811	-	74,592
Human Genome Sciences, Inc.	146,243	17,171	296,494	-	-
ICG Group, Inc.	32,503	-	-	-	42,091
ImmunoGen, Inc.	91,441	12,735	-	-	105,959
Immunomedics, Inc.	25,288	-	-	-	24,008
Infinera Corp.	69,850	5,912	-	-	62,562
Insulet Corp.	71,652	-	-	-	84,648
InterMune, Inc.	89,495	-	37,815	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Isis Pharmaceuticals, Inc.	$ 73,887	$ 500	$ -	$ -	$ 92,150
JetBlue Airways Corp.	118,182	-	49,719	-	94,756
K12, Inc.	23,971	24,594	-	-	34,833
Lexicon Pharmaceuticals, Inc.	39,495	22,695	-	-	87,605
Lions Gate Entertainment Corp.	51,733	57,228	96,526	-	-
lululemon athletica, Inc.	602,220	-	-	-	869,765
Lumber Liquidators Holdings, Inc.	46,757	-	1,203	-	146,824
MAP Pharmaceuticals, Inc.	37,692	10,570	-	-	55,893
Mellanox Technologies Ltd.	136,158	27,102	-	-	308,376
Merrimack Pharmaceuticals, Inc.	-	37,460	-	-	41,906
Metabolix, Inc.	15,022	-	1,332	-	2,899
Micromet, Inc.	56,424	-	100,315	-	-
NPS Pharmaceuticals, Inc.	41,857	2,335	-	-	78,422
NVIDIA Corp.	647,403	212,431	121,091	3,638	577,201
Pandora Media, Inc.	26,213	109,344	72,724	-	-
Pharmasset, Inc.	974,116	-	967,313	-	-
PrivateBancorp, Inc.	39,048	4,725	-	163	71,583
QLIK Technologies, Inc.	193,237	35,201	-	-	158,561
Rambus, Inc.	91,430	-	-	-	56,027
Red Hat, Inc.	718,327	48,408	11,050	-	751,798
Regeneron Pharmaceuticals, Inc.	527,289	12,979	114,569	-	1,433,871
Rigel Pharmaceuticals, Inc.	49,910	7,905	-	-	61,337
Riverbed Technology, Inc.	367,848	59,959	192,060	-	-
salesforce.com, Inc.	1,096,640	166,028	-	-	1,671,883
Seattle Genetics, Inc.	189,210	11,275	-	-	299,180
Silicon Graphics International Corp.	46,214	849	-	-	26,926
Silicon Image, Inc.	32,167	-	34,392	-	-
Silicon Laboratories, Inc.	198,841	-	-	-	192,400
SodaStream International Ltd.	58,487	1,239	-	-	79,374
SuccessFactors, Inc.	204,934	-	317,976	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
TiVo, Inc.	$ 114,851	$ -	$ 36,268	$ -	$ 94,473
Transition Therapeutics, Inc.	3,545	-	-	-	5,738
Universal Display Corp.	57,334	83,702	-	-	85,870
Vera Bradley, Inc.	93,095	-	86,582	-	-
Volterra Semiconductor Corp.	63,046	-	23,972	-	22,684
Total	$ 10,725,247	$ 1,744,440	$ 3,465,991	$ 16,877	$ 10,805,565
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,975,484	$ 6,975,484	$ -	$ -
Consumer Staples	4,918,325	4,918,325	-	-
Energy	1,845,874	1,845,874	-	-
Financials	1,988,306	1,988,306	-	-
Health Care	7,286,971	7,230,965	-	56,006
Industrials	2,711,958	2,711,958	-	-
Information Technology	15,453,084	15,443,084	-	10,000
Materials	1,043,740	1,043,740	-	-
Telecommunication Services	363,395	363,395	-	-
Money Market Funds	1,480,678	1,480,678	-	-
Total Investments in Securities:	$ 44,067,815	$ 44,001,809	$ -	$ 66,006

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $1,348,416) - See accompanying schedule: Unaffiliated issuers (cost $20,916,176)	$ 31,781,572
Fidelity Central Funds (cost $1,480,678)	1,480,678
Other affiliated issuers (cost $6,633,917)	10,805,565
Total Investments (cost $29,030,771)		$ 44,067,815
Foreign currency held at value (cost $3,044)		3,045
Receivable for investments sold		53,599
Receivable for fund shares sold		789,446
Dividends receivable		47,577
Distributions receivable from Fidelity Central Funds		1,638
Prepaid expenses		144
Other receivables		1,033
Total assets		44,964,297

Liabilities
Payable for investments purchased	$ 55,970
Payable for fund shares redeemed	778,748
Accrued management fee	24,611
Other affiliated payables	4,359
Other payables and accrued expenses	1,222
Collateral on securities loaned, at value	1,396,051
Total liabilities		2,260,961

Net Assets		$ 42,703,336
Net Assets consist of:
Paid in capital		$ 26,582,589
Undistributed net investment income		89,378
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		994,414
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,036,955
Net Assets		$ 42,703,336

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Growth Company: Net Asset Value, offering price and redemption price per share ($22,951,546 ÷ 239,588 shares)	$ 95.80

Class K: Net Asset Value, offering price and redemption price per share ($15,453,926 ÷ 161,276 shares)	$ 95.82

Class F: Net Asset Value, offering price and redemption price per share ($4,297,864 ÷ 44,841 shares)	$ 95.85

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends (including $16,877 earned from other affiliated issuers)		$ 417,210
Interest		5
Income from Fidelity Central Funds (including $25,930 from security lending)		26,075
Total income		443,290

Expenses
Management fee Basic fee	$ 233,285
Performance adjustment	62,311
Transfer agent fees	52,268
Accounting and security lending fees	2,492
Custodian fees and expenses	858
Independent trustees' compensation	279
Registration fees	356
Audit	97
Legal	147
Interest	15
Miscellaneous	409
Total expenses before reductions	352,517
Expense reductions	(518)	351,999
Net investment income (loss)		91,291
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	570,614
Other affiliated issuers	743,404
Foreign currency transactions	(240)
Total net realized gain (loss)		1,313,778
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $39)	4,708,331
Assets and liabilities in foreign currencies	(39)
Total change in net unrealized appreciation (depreciation)		4,708,292
Net gain (loss)		6,022,070
Net increase (decrease) in net assets resulting from operations		$ 6,113,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 91,291	$ 55,998
Net realized gain (loss)	1,313,778	1,828,298
Change in net unrealized appreciation (depreciation)	4,708,292	753,704
Net increase (decrease) in net assets resulting from operations	6,113,361	2,638,000
Distributions to shareholders from net investment income	(45,344)	(16,269)
Distributions to shareholders from net realized gain	(1,197,704)	-
Total distributions	(1,243,048)	(16,269)
Share transactions - net increase (decrease)	(29,518)	(336,594)
Total increase (decrease) in net assets	4,840,795	2,285,137

Net Assets
Beginning of period	37,862,541	35,577,404
End of period (including undistributed net investment income of $89,378 and undistributed net investment income of $43,684, respectively)	$ 42,703,336	$ 37,862,541

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Company

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 85.29	$ 79.40	$ 65.75	$ 47.24	$ 83.70
Income from Investment Operations
Net investment income (loss) B	.15	.09	.01	.15	.11
Net realized and unrealized gain (loss)	13.12	5.80	13.76	18.44	(35.97)
Total from investment operations	13.27	5.89	13.77	18.59	(35.86)
Distributions from net investment income	(.05)	- F	(.12)	(.08)	-
Distributions from net realized gain	(2.71)	-	(.01)	-	(.60)
Total distributions	(2.76)	- F	(.12) G	(.08)	(.60)
Net asset value, end of period	$ 95.80	$ 85.29	$ 79.40	$ 65.75	$ 47.24
Total Return A	16.24%	7.42%	20.98%	39.41%	(43.15)%
Ratios to Average Net Assets C,E
Expenses before reductions	.90%	.84%	.89%	.93%	.97%
Expenses net of fee waivers, if any	.90%	.84%	.89%	.93%	.97%
Expenses net of all reductions	.90%	.84%	.89%	.93%	.96%
Net investment income (loss)	.16%	.10%	.02%	.27%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 22,952	$ 24,665	$ 27,742	$ 27,204	$ 21,090
Portfolio turnover rate D	33%	36%	36%	64%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.12 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended November 30,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 85.35	$ 79.48	$ 65.82	$ 47.29	$ 80.34
Income from Investment Operations
Net investment income (loss) D	.27	.21	.13	.27	.11
Net realized and unrealized gain (loss)	13.10	5.80	13.78	18.44	(33.16)
Total from investment operations	13.37	6.01	13.91	18.71	(33.05)
Distributions from net investment income	(.19)	(.14)	(.24)	(.18)	-
Distributions from net realized gain	(2.71)	-	(.01)	-	-
Total distributions	(2.90)	(.14)	(.25)	(.18)	-
Net asset value, end of period	$ 95.82	$ 85.35	$ 79.48	$ 65.82	$ 47.29
Total Return B,C	16.38%	7.57%	21.20%	39.70%	(41.14)%
Ratios to Average Net Assets E,H
Expenses before reductions	.77%	.70%	.72%	.72%	.81% A
Expenses net of fee waivers, if any	.77%	.70%	.72%	.72%	.81% A
Expenses net of all reductions	.77%	.70%	.72%	.72%	.81% A
Net investment income (loss)	.29%	.24%	.18%	.48%	.42% A
Supplemental Data
Net assets, end of period (in millions)	$ 15,454	$ 10,568	$ 6,571	$ 4,050	$ 1,305
Portfolio turnover rate F	33%	36%	36%	64%	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended November 30,	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 85.36	$ 79.48	$ 65.82	$ 55.55
Income from Investment Operations
Net investment income (loss) D	.32	.26	.17	.16
Net realized and unrealized gain (loss)	13.11	5.79	13.77	10.11
Total from investment operations	13.43	6.05	13.94	10.27
Distributions from net investment income	(.22)	(.17)	(.27)	-
Distributions from net realized gain	(2.71)	-	(.01)	-
Total distributions	(2.94) I	(.17)	(.28)	-
Net asset value, end of period	$ 95.85	$ 85.36	$ 79.48	$ 65.82
Total Return B,C	16.46%	7.62%	21.26%	18.49%
Ratios to Average Net Assets E,H
Expenses before reductions	.72%	.65%	.67%	.67% A
Expenses net of fee waivers, if any	.72%	.65%	.67%	.67% A
Expenses net of all reductions	.72%	.65%	.67%	.67% A
Net investment income (loss)	.34%	.30%	.23%	.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 4,298	$ 2,629	$ 1,264	$ 133
Portfolio turnover rate F	33%	36%	36%	64%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to November 30, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.94 per share is comprised of distributions from net investment income of $.224 and distributions from net realized gain of $2.712 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Fund is currently closed to most new accounts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company, Class K, and Class F shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 17,261,347
Gross unrealized depreciation	(2,316,005)
Net unrealized appreciation (depreciation) on securities and other investments	$ 14,945,342

Tax Cost	$ 29,122,473

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 90,343
Undistributed long-term capital gain	$ 1,086,115
Net unrealized appreciation (depreciation)	$ 14,945,292

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 45,344	$ 16,269
Long-term Capital Gains	1,197,704	-
Total	$ 1,243,048	$ 16,269

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,650,130 and $14,803,889, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth Company	$ 45,507.18
Class K	6,761.05
	$ 52,268

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $260 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 100,654.40%		$ 15

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $112 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $71,818. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $1,097 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $518 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Growth Company	$ 14,166	$ 1,033
Class K	23,929	12,176
Class F	7,249	3,060
Total	$ 45,344	$ 16,269
From net realized gain
Growth Company	$ 768,386	$ -
Class K	341,548	-
Class F	87,770	-
Total	$ 1,197,704	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Growth Company
Shares sold	34,382	51,025	$ 3,169,434	$ 4,388,661
Reinvestment of distributions	9,639	12	763,625	1,012
Shares redeemed	(93,623)	(111,230)	(8,603,690)	(9,554,766)
Net increase (decrease)	(49,602)	(60,193)	$ (4,670,631)	$ (5,165,093)
Class K
Shares sold	70,532	62,815	$ 6,533,365	$ 5,422,105
Reinvestment of distributions	4,618	146	365,477	12,176
Shares redeemed	(37,698)	(21,815)	(3,503,096)	(1,876,905)
Net increase (decrease)	37,452	41,146	$ 3,395,746	$ 3,557,376
Class F
Shares sold	16,425	18,542	$ 1,489,905	$ 1,585,903
Reinvestment of distributions	1,201	37	95,019	3,060
Shares redeemed	(3,579)	(3,695)	(339,557)	(317,840)
Net increase (decrease)	14,047	14,884	$ 1,245,367	$ 1,271,123

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 15, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Growth Company	12/17/12	12/14/12	$0.191	$2.280
Growth Company	01/14/13	01/11/13	$0.000	$0.158

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2012, $1,238,742,083, or, if subsequently determined to be different, the net capital gain of such year.

Growth Company designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Growth Company designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class K and the retail class show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Company Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the first quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Company Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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(Fidelity Investment logo)(registered trademark)
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82 Devonshire St., Boston, MA 02109
www.fidelity.com

GCF-UANN-0113
1.786708.109

Fidelity®

Growth Company

Fund -
Class F

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class F A	16.46%	3.81%	9.89%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009, are those of Fidelity® Growth Company Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund - Class F on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Steven Wymer, Portfolio Manager of Fidelity® Growth Company Fund: For the year, the fund's Class F shares returned 16.46%, outperforming the 14.63% gain of the Russell 3000® Growth Index. Relative performance was largely driven by positioning in the pharmaceuticals/biotechnology/life science group, which produced two top individual contributors, Regeneron Pharmaceuticals and Amylin Pharmaceuticals. Amylin was acquired during the period and I sold the position. Security selection in diversified financials provided a boost, led by a sizable position in credit card issuer Discover Financial Services. Strong stock picking in consumer durables/apparel helped, including homebuilder Lennar and yoga clothing manufacturer lululemon athletica. Cloud-based-computing vendor salesforce.com was among several information technology stocks that contributed, despite the sector's overall drag on performance. Unfavorable positioning there, particularly in semiconductors and tech hardware/equipment, hurt, with detractors including graphics chipmaker NVIDIA, Cypress Semiconductor and networking products manufacturer Riverbed Technology. Positioning in consumer staples detracted, especially Herbalife, a direct seller of nutritional products. Elsewhere, a stake in retailer JCPenney lagged. A number of these stocks were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Growth Company	.89%
Actual		$ 1,000.00	$ 1,074.50	$ 4.62
Hypothetical A		$ 1,000.00	$ 1,020.55	$ 4.50
Class K	.76%
Actual		$ 1,000.00	$ 1,075.10	$ 3.94
Hypothetical A		$ 1,000.00	$ 1,021.20	$ 3.84
Class F	.71%
Actual		$ 1,000.00	$ 1,075.40	$ 3.68
Hypothetical A		$ 1,000.00	$ 1,021.45	$ 3.59

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.4	8.8
salesforce.com, Inc.	3.9	3.6
Google, Inc. Class A	3.7	2.2
Regeneron Pharmaceuticals, Inc.	3.4	2.8
lululemon athletica, Inc.	2.0	2.2
Discover Financial Services	1.9	1.8
Red Hat, Inc.	1.8	1.9
QUALCOMM, Inc.	1.6	1.7
Monsanto Co.	1.6	1.3
Alexion Pharmaceuticals, Inc.	1.4	1.4
	29.7
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.2	35.5
Health Care	17.0	17.0
Consumer Discretionary	16.4	16.8
Consumer Staples	11.5	9.6
Industrials	6.3	6.0
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 99.6%		Stocks 99.6%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.3%		Short-Term Investments and Net Other Assets (Liabilities) 0.3%
* Foreign investments	9.3%	** Foreign investments	9.3%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.3%
Automobiles - 0.2%
Ford Motor Co.	3,245,000	$ 37,155
General Motors Co. (a)	22,800	590
Tesla Motors, Inc. (a)	1,775,000	60,031
		97,776
Diversified Consumer Services - 0.1%
K12, Inc. (a)(d)(e)	2,010,000	34,833
Hotels, Restaurants & Leisure - 3.1%
Arcos Dorados Holdings, Inc. Class A (d)	2,114,900	25,908
Buffalo Wild Wings, Inc. (a)	719,900	52,150
Chipotle Mexican Grill, Inc. (a)	121,000	31,917
Chuys Holdings, Inc. (e)	1,504,342	35,427
Dunkin' Brands Group, Inc.	3,003,340	95,566
Home Inns & Hotels Management, Inc. sponsored ADR (a)(d)(e)	2,775,000	74,592
Hyatt Hotels Corp. Class A (a)	1,223,440	44,656
Las Vegas Sands Corp.	975,000	45,484
McDonald's Corp.	3,075,000	267,648
Panera Bread Co. Class A (a)	875,000	140,438
Starbucks Corp.	6,278,400	325,661
Starwood Hotels & Resorts Worldwide, Inc.	1,445,000	77,972
Yum! Brands, Inc.	1,910,000	128,123
		1,345,542
Household Durables - 2.0%
Gafisa SA sponsored ADR (d)	1,570,000	6,186
Lennar Corp. Class A (d)	12,900,077	490,719
SodaStream International Ltd. (a)(d)(e)	1,990,322	79,374
Tempur-Pedic International, Inc. (a)	820,000	21,853
Toll Brothers, Inc. (a)	8,249,050	262,650
		860,782
Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	2,196,000	553,502
Kayak Software Corp.	43,400	1,766
Netflix, Inc. (a)(d)	71,000	5,801
Priceline.com, Inc. (a)	180,000	119,369
TripAdvisor, Inc.	550,000	21,005
		701,443
Media - 1.0%
Comcast Corp. Class A	6,407,500	238,231
Lions Gate Entertainment Corp. (a)(d)	4,254,992	69,697
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Pandora Media, Inc. (a)(d)	6,054,469	$ 52,795
Time Warner, Inc.	1,025,650	48,513
		409,236
Multiline Retail - 1.0%
Dollar Tree, Inc. (a)	1,125,000	46,958
JCPenney Co., Inc. (d)	10,415,000	186,845
Nordstrom, Inc.	800,000	43,272
Target Corp.	2,222,589	140,312
		417,387
Specialty Retail - 2.4%
Abercrombie & Fitch Co. Class A	2,210,000	101,417
AutoNation, Inc. (a)(d)	1,050,000	40,887
Bed Bath & Beyond, Inc. (a)	1,300,000	76,336
CarMax, Inc. (a)	2,505,000	90,831
Five Below, Inc. (d)	293,900	10,918
Francescas Holdings Corp. (a)(d)(e)	3,718,379	96,789
Home Depot, Inc.	5,470,000	355,933
Limited Brands, Inc.	1,460,000	76,139
Lumber Liquidators Holdings, Inc. (a)(d)(e)	2,735,167	146,824
Tiffany & Co., Inc.	225,000	13,271
Urban Outfitters, Inc. (a)	240,000	9,048
		1,018,393
Textiles, Apparel & Luxury Goods - 4.9%
Coach, Inc.	357,200	20,660
Fifth & Pacific Companies, Inc. (a)	1,540,000	18,557
Fossil, Inc. (a)(e)	5,753,744	497,354
lululemon athletica, Inc. (a)(d)(e)	12,117,100	869,765
Michael Kors Holdings Ltd.	5,967,493	317,172
NIKE, Inc. Class B	1,719,000	167,568
Prada SpA	10,459,300	86,371
Under Armour, Inc. Class A (sub. vtg.) (a)	890,000	46,129
VF Corp.	320,000	51,363
		2,074,939
TOTAL CONSUMER DISCRETIONARY		6,960,331
CONSUMER STAPLES - 11.5%
Beverages - 2.3%
Beam, Inc.	1,570,000	88,093
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
Dr. Pepper Snapple Group, Inc.	655,000	$ 29,377
Monster Beverage Corp. (a)	2,985,000	155,369
PepsiCo, Inc.	3,111,640	218,468
The Coca-Cola Co.	13,420,000	508,886
		1,000,193
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	1,795,800	186,745
Drogasil SA	3,281,873	32,254
Fresh Market, Inc. (a)(e)	2,448,468	126,904
Wal-Mart Stores, Inc.	6,454,114	464,825
Whole Foods Market, Inc.	1,740,000	162,446
		973,174
Food Products - 2.5%
Archer Daniels Midland Co.	6,325,000	168,878
Bunge Ltd.	3,000,000	219,480
D.E. Master Blenders 1753 NV (a)	685,000	7,884
General Mills, Inc.	1,115,600	45,728
Green Mountain Coffee Roasters, Inc. (a)(d)	6,722,450	246,512
Hillshire Brands Co.	137,000	3,815
Kellogg Co.	965,000	53,519
Kraft Foods Group, Inc. (a)	195,000	8,818
Mead Johnson Nutrition Co. Class A	1,421,800	96,953
Mondelez International, Inc. (a)	585,000	15,146
Smithfield Foods, Inc. (a)	2,215,000	49,550
The Hershey Co.	815,000	59,715
Tyson Foods, Inc. Class A	3,175,000	60,865
Want Want China Holdings Ltd.	28,000,000	40,897
		1,077,760
Household Products - 1.0%
Church & Dwight Co., Inc.	685,000	37,093
Colgate-Palmolive Co.	1,230,000	133,455
Kimberly-Clark Corp.	670,000	57,432
Procter & Gamble Co.	2,504,483	174,888
		402,868
Personal Products - 1.3%
Avon Products, Inc.	398,615	5,561
Herbalife Ltd. (e)	10,800,210	496,486
Nu Skin Enterprises, Inc. Class A (d)	1,180,000	53,572
		555,619
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 2.1%
Altria Group, Inc.	5,730,380	$ 193,744
Lorillard, Inc.	860,000	104,198
Philip Morris International, Inc.	6,795,380	610,769
		908,711
TOTAL CONSUMER STAPLES		4,918,325
ENERGY - 4.3%
Energy Equipment & Services - 1.2%
Carbo Ceramics, Inc. (d)	175,000	13,400
FMC Technologies, Inc. (a)	1,850,000	75,591
Halliburton Co.	3,150,000	105,053
Schlumberger Ltd.	4,549,600	325,842
		519,886
Oil, Gas & Consumable Fuels - 3.1%
Anadarko Petroleum Corp.	2,292,594	167,795
Apache Corp.	5,000	385
Chesapeake Energy Corp. (d)	1,905,000	32,442
Cobalt International Energy, Inc. (a)	70,900	1,653
Concho Resources, Inc. (a)	1,540,000	123,600
Continental Resources, Inc. (a)	1,680,000	115,416
Devon Energy Corp.	880,000	45,470
EOG Resources, Inc.	1,070,000	125,853
Hess Corp.	660,000	32,743
Noble Energy, Inc.	511,756	50,024
Occidental Petroleum Corp.	2,805,000	210,964
Peabody Energy Corp.	2,070,000	51,978
Pioneer Natural Resources Co.	1,855,000	198,485
Range Resources Corp.	1,158,689	74,179
Southwestern Energy Co. (a)	97,461	3,383
Valero Energy Corp.	2,840,000	91,618
		1,325,988
TOTAL ENERGY		1,845,874
FINANCIALS - 4.7%
Capital Markets - 0.4%
Charles Schwab Corp.	5,404,975	70,805
Franklin Resources, Inc.	45,000	5,941
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
ICG Group, Inc. (a)(e)	3,775,000	$ 42,091
T. Rowe Price Group, Inc.	915,000	59,173
		178,010
Commercial Banks - 1.0%
Banco Bradesco SA (PN) sponsored ADR	4,415,000	74,349
HDFC Bank Ltd. sponsored ADR	2,770,000	116,672
ICICI Bank Ltd. sponsored ADR	1,205,000	49,393
Itau Unibanco Holding SA sponsored ADR	1,525,000	23,104
PrivateBancorp, Inc. (e)	4,367,500	71,583
Signature Bank (a)	606,885	42,579
Wells Fargo & Co.	1,552,300	51,241
		428,921
Consumer Finance - 2.1%
American Express Co.	1,832,548	102,439
Discover Financial Services	19,325,444	804,132
		906,571
Diversified Financial Services - 1.0%
Bank of America Corp.	6,175,000	60,886
BM&F Bovespa SA	23,879,772	143,493
Citigroup, Inc.	2,407,380	83,223
JPMorgan Chase & Co.	2,980,000	122,418
		410,020
Real Estate Management & Development - 0.2%
The St. Joe Co. (a)(d)	3,030,135	64,784
TOTAL FINANCIALS		1,988,306
HEALTH CARE - 16.9%
Biotechnology - 11.2%
Acadia Pharmaceuticals, Inc. (a)(d)	1,064,844	5,537
Alexion Pharmaceuticals, Inc. (a)	6,424,060	616,838
Alkermes PLC (a)(e)	13,104,759	253,053
Alnylam Pharmaceuticals, Inc. (a)(e)	3,922,510	66,565
Amgen, Inc.	3,983,300	353,717
Array Biopharma, Inc. (a)	2,403,770	9,447
AVEO Pharmaceuticals, Inc. (a)	680,600	4,424
Biogen Idec, Inc. (a)	1,945,000	289,980
Celgene Corp. (a)	1,146,744	90,123
Cepheid, Inc. (a)(e)	4,922,555	159,589
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Clovis Oncology, Inc. (d)(e)	2,152,986	$ 33,113
Exelixis, Inc. (a)(d)(e)	17,295,081	84,573
Gilead Sciences, Inc. (a)	5,065,000	379,875
Halozyme Therapeutics, Inc. (a)	1,890,000	11,775
ImmunoGen, Inc. (a)(d)(e)	8,349,838	105,959
Immunomedics, Inc. (a)(d)(e)	7,526,150	24,008
Incyte Corp. (a)(d)	695,000	12,232
InterMune, Inc. (a)(d)	2,073,117	18,990
Ironwood Pharmaceuticals, Inc. Class A (a)	3,735,000	40,338
Isis Pharmaceuticals, Inc. (a)(d)(e)	10,016,251	92,150
Lexicon Pharmaceuticals, Inc. (a)(e)	50,933,269	87,605
Merrimack Pharmaceuticals, Inc. (e)	5,869,144	41,906
Metabolix, Inc. (a)(d)(e)	2,565,799	2,899
Momenta Pharmaceuticals, Inc. (a)(d)	1,655,000	17,709
NPS Pharmaceuticals, Inc. (a)(e)	7,665,870	78,422
Regeneron Pharmaceuticals, Inc. (a)(e)	8,121,613	1,433,871
Rigel Pharmaceuticals, Inc. (a)(e)	7,390,060	61,337
Seattle Genetics, Inc. (a)(d)(e)	11,820,629	299,180
Synageva BioPharma Corp. (a)	475,000	23,242
Transition Therapeutics, Inc. (a)(e)	2,332,446	5,738
Vertex Pharmaceuticals, Inc. (a)	2,009,767	79,969
		4,784,164
Health Care Equipment & Supplies - 0.9%
Align Technology, Inc. (a)	715,000	19,584
Baxter International, Inc.	1,870,000	123,925
DexCom, Inc. (a)	380,000	4,970
Edwards Lifesciences Corp. (a)	760,000	65,945
Genmark Diagnostics, Inc. (a)	1,266,968	12,543
ICU Medical, Inc. (a)	345,000	20,317
Insulet Corp. (a)(e)	3,856,400	84,648
Medtronic, Inc.	604,964	25,475
St. Jude Medical, Inc.	834,200	28,596
		386,003
Health Care Providers & Services - 1.3%
Apollo Hospitals Enterprise Ltd.	720,000	10,867
Cardinal Health, Inc.	485,000	19,618
Catamaran Corp. (a)	6,067,328	297,823
Express Scripts Holding Co. (a)	496,303	26,726
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
McKesson Corp.	1,780,000	$ 168,157
UnitedHealth Group, Inc.	176,400	9,594
		532,785
Health Care Technology - 0.1%
athenahealth, Inc. (a)(d)	655,000	41,717
Cerner Corp. (a)	245,000	18,919
		60,636
Pharmaceuticals - 3.4%
Abbott Laboratories	1,861,500	120,998
Allergan, Inc.	2,140,000	198,485
Bristol-Myers Squibb Co.	3,913,700	127,704
Concert Pharmaceuticals, Inc. (a)(g)	186,198	151
Elan Corp. PLC sponsored ADR (a)(e)	37,694,070	376,187
Endocyte, Inc. (a)	511,041	4,788
Hospira, Inc. (a)	2,025,000	60,345
Johnson & Johnson	83,300	5,809
MAP Pharmaceuticals, Inc. (a)(e)	3,506,482	55,893
Questcor Pharmaceuticals, Inc. (d)	2,722,600	70,651
Teva Pharmaceutical Industries Ltd. sponsored ADR	705,000	28,447
Valeant Pharmaceuticals International, Inc. (Canada) (a)	6,572,261	366,144
Watson Pharmaceuticals, Inc. (a)	590,000	51,926
		1,467,528
TOTAL HEALTH CARE		7,231,116
INDUSTRIALS - 6.3%
Aerospace & Defense - 1.5%
Honeywell International, Inc.	1,870,000	114,687
Lockheed Martin Corp.	1,040,100	97,041
The Boeing Co.	1,494,800	111,034
United Technologies Corp.	3,800,000	304,418
		627,180
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	3,724,000	272,262
Airlines - 0.8%
Delta Air Lines, Inc. (a)	2,050,000	20,500
JetBlue Airways Corp. (a)(d)(e)	18,434,923	94,756
Ryanair Holdings PLC sponsored ADR	940,000	32,364
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - continued
Southwest Airlines Co.	6,503,515	$ 61,978
United Continental Holdings, Inc. (a)	7,250,000	146,595
		356,193
Construction & Engineering - 0.0%
Fluor Corp.	455,000	24,151
Electrical Equipment - 0.5%
Emerson Electric Co.	2,065,000	103,725
Rockwell Automation, Inc.	1,160,000	91,918
		195,643
Industrial Conglomerates - 0.7%
3M Co.	1,645,000	149,613
Danaher Corp.	2,505,000	135,195
		284,808
Machinery - 1.2%
Caterpillar, Inc.	3,385,000	288,537
Cummins, Inc.	1,460,000	143,314
Deere & Co.	840,000	70,602
Rexnord Corp.	587,500	12,561
		515,014
Professional Services - 0.0%
Nielsen Holdings B.V. (a)	600,000	16,992
Road & Rail - 1.0%
CSX Corp.	4,930,000	97,417
Union Pacific Corp.	2,625,000	322,298
		419,715
TOTAL INDUSTRIALS		2,711,958
INFORMATION TECHNOLOGY - 36.2%
Communications Equipment - 2.3%
Aruba Networks, Inc. (a)(d)	1,123,031	21,877
F5 Networks, Inc. (a)	405,000	37,940
Infinera Corp. (a)(d)(e)	11,211,900	62,562
Juniper Networks, Inc. (a)	460,000	8,271
Motorola Solutions, Inc.	485,000	26,408
Palo Alto Networks, Inc. (d)	446,800	24,315
QUALCOMM, Inc.	10,623,400	675,861
Riverbed Technology, Inc. (a)	6,826,890	122,201
		979,435
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 9.1%
3D Systems Corp. (a)(d)	400,000	$ 17,884
Apple, Inc.	6,090,959	3,564,916
Fusion-io, Inc. (a)(d)(e)	9,232,053	215,384
NetApp, Inc. (a)	534,686	16,955
Silicon Graphics International Corp. (a)(d)(e)	3,209,356	26,926
Stratasys, Inc. (a)	318,424	23,866
		3,865,931
Electronic Equipment & Components - 0.3%
Corning, Inc.	1,103,000	13,490
Trimble Navigation Ltd. (a)	495,000	27,542
Universal Display Corp. (a)(d)(e)	3,595,914	85,870
		126,902
Internet Software & Services - 6.1%
Akamai Technologies, Inc. (a)	2,140,000	78,367
Baidu.com, Inc. sponsored ADR (a)	1,320,000	127,129
Demandware, Inc.	1,447,773	39,655
Dropbox, Inc. (g)	1,105,082	10,000
eBay, Inc. (a)	6,257,200	330,505
Facebook, Inc. Class A (d)	4,606,814	128,991
Google, Inc. Class A (a)	2,277,448	1,590,501
LinkedIn Corp. (a)	190,000	20,547
Mail.ru Group Ltd. GDR (f)	122,600	4,046
MercadoLibre, Inc.	350,000	25,183
Rackspace Hosting, Inc. (a)	2,825,000	195,264
SINA Corp. (a)	310,000	14,111
Yandex NV (a)	895,000	19,529
YouKu.com, Inc. ADR (a)(d)	1,670,000	28,490
		2,612,318
IT Services - 3.6%
Cognizant Technology Solutions Corp. Class A (a)	1,734,716	116,625
IBM Corp.	2,909,800	553,066
MasterCard, Inc. Class A	837,000	409,025
Teradata Corp. (a)	540,000	32,119
VeriFone Systems, Inc. (a)	115,000	3,495
Visa, Inc. Class A	2,934,100	439,264
		1,553,594
Semiconductors & Semiconductor Equipment - 5.6%
Altera Corp.	1,690,000	54,739
Applied Micro Circuits Corp. (a)(e)	6,216,938	42,462
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ARM Holdings PLC sponsored ADR	1,400,000	$ 52,248
ASML Holding NV	880,794	55,111
Broadcom Corp. Class A	4,755,000	153,967
Cree, Inc. (a)(d)(e)	11,365,294	367,213
Cypress Semiconductor Corp. (e)	15,593,240	158,271
Intel Corp.	2,710,000	53,035
KLA-Tencor Corp.	510,000	23,190
Marvell Technology Group Ltd.	1,918,310	16,267
MaxLinear, Inc. Class A (a)	2,354,608	12,644
Mellanox Technologies Ltd. (a)(d)(e)	4,231,289	308,376
NVIDIA Corp. (e)	48,180,384	577,201
Peregrine Semiconductor Corp.	300,000	5,079
Rambus, Inc. (a)(d)(e)	11,457,400	56,027
Samsung Electronics Co. Ltd.	50,000	64,942
Silicon Laboratories, Inc. (a)(e)	4,600,680	192,400
Skyworks Solutions, Inc. (a)	1,625,000	36,806
Texas Instruments, Inc.	3,941,000	116,141
Volterra Semiconductor Corp. (a)(e)	1,291,805	22,684
		2,368,803
Software - 9.2%
Activision Blizzard, Inc.	6,924,776	79,219
Adobe Systems, Inc. (a)	668,236	23,128
Citrix Systems, Inc. (a)	954,677	58,388
Electronic Arts, Inc. (a)	300,000	4,443
Guidewire Software, Inc.	1,525,000	45,598
Intuit, Inc.	685,000	41,038
Jive Software, Inc. (d)	1,830,400	26,468
Microsoft Corp.	10,770,000	286,697
Nuance Communications, Inc. (a)	2,355,000	52,375
Oracle Corp.	6,925,000	222,293
QLIK Technologies, Inc. (a)(e)	8,181,676	158,561
Red Hat, Inc. (a)(e)	15,218,586	751,798
salesforce.com, Inc. (a)(e)	10,603,685	1,671,883
ServiceNow, Inc. (d)	963,400	31,436
SolarWinds, Inc. (a)	3,295,607	184,653
Solera Holdings, Inc.	946,355	48,983
Splunk, Inc. (d)	456,300	13,780
TiVo, Inc. (a)(e)	8,074,576	94,473
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
VMware, Inc. Class A (a)	1,367,533	$ 124,377
Workday, Inc.	529,150	26,510
		3,946,101
TOTAL INFORMATION TECHNOLOGY		15,453,084
MATERIALS - 2.4%
Chemicals - 2.0%
CF Industries Holdings, Inc.	46,785	10,013
E.I. du Pont de Nemours & Co.	3,645,000	157,245
Monsanto Co.	7,319,978	670,437
The Dow Chemical Co.	695,000	20,982
		858,677
Metals & Mining - 0.4%
Alcoa, Inc.	1,650,000	13,877
Barrick Gold Corp.	54,000	1,875
Fortescue Metals Group Ltd. (d)	13,372,802	54,567
Freeport-McMoRan Copper & Gold, Inc.	2,400,000	93,624
Mongolian Mining Corp. (a)	25,802,500	12,884
Nucor Corp.	200,000	8,236
		185,063
TOTAL MATERIALS		1,043,740
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc.	4,715,000	208,026
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	27,115,000	155,369
TOTAL TELECOMMUNICATION SERVICES		363,395
TOTAL COMMON STOCKS (Cost $27,482,000)		42,516,129
Preferred Stocks - 0.2%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.1%
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Ariosa Diagnostics (g)	827,814	$ 5,000
bluebird bio (g)	9,767,944	4,867
Intarcia Therapeutics, Inc. (g)	1,051,411	14,331
		24,198
Health Care Technology - 0.0%
Castlight Health, Inc. Series D (a)(g)	2,070,648	14,495
Pharmaceuticals - 0.0%
Agios Pharmaceuticals, Inc. Series C (g)	2,036,659	10,002
Concert Pharmaceuticals, Inc. Series C, 6.00% (a)(g)	4,000,000	7,160
		17,162
TOTAL HEALTH CARE		55,855
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	70,000	15,153
TOTAL PREFERRED STOCKS (Cost $68,093)		71,008
Money Market Funds - 3.5%

Fidelity Cash Central Fund, 0.19% (b)	84,626,525	84,627
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	1,396,050,976	1,396,051
TOTAL MONEY MARKET FUNDS (Cost $1,480,678)		1,480,678
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $29,030,771)		44,067,815
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(1,364,479)
NET ASSETS - 100%		$ 42,703,336
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,046,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $66,006,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Agios Pharmaceuticals, Inc. Series C	11/16/11	$ 10,002
Ariosa Diagnostics	11/30/11	$ 5,000
bluebird bio	7/23/12	$ 4,867
Castlight Health, Inc. Series D	4/25/12	$ 12,500
Concert Pharmaceuticals, Inc.	2/9/09	$ 151
Concert Pharmaceuticals, Inc. Series C, 6.00%	4/25/08	$ 10,000
Dropbox, Inc.	5/2/12	$ 10,000
Intarcia Therapeutics, Inc.	11/14/12	$ 14,331
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 145
Fidelity Securities Lending Cash Central Fund	25,930
Total	$ 26,075
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Pharmaceuticals, Inc.	$ 2,734	$ -	$ 2,923	$ -	$ -
Alkermes PLC	155,687	48,871	-	-	253,053
Alnylam Pharmaceuticals, Inc.	21,380	13,249	1,206	-	66,565
Amylin Pharmaceuticals, Inc.	155,977	25,669	493,652	-	-
Applied Micro Circuits Corp.	19,240	25,315	-	-	42,462
Array Biopharma, Inc.	8,733	-	5,222	-	-
BJ's Restaurants, Inc.	89,346	-	89,547	-	-
Cepheid, Inc.	210,518	30,080	61,569	-	159,589
Chuys Holdings, Inc.	-	24,366	-	-	35,427
Clovis Oncology, Inc.	8,207	27,896	-	-	33,113
Cree, Inc.	146,571	160,315	6,388	-	367,213
Cypress Semiconductor Corp.	327,875	-	22,593	-	158,271
Elan Corp. PLC sponsored ADR	461,138	-	62,131	-	376,187
Endocyte, Inc.	19,749	-	5,554	-	-
Exelixis, Inc.	59,143	21,178	-	-	84,573
Fifth & Pacific Companies, Inc.	-	77,953	55,889	-	-
Fossil, Inc.	504,221	88,549	59,256	-	497,354
Francescas Holdings Corp.	28,946	50,442	-	-	96,789
Fresh Market, Inc.	92,130	11,345	5,305	-	126,904
Fusion-io, Inc.	175,921	108,255	-	-	215,384
Herbalife Ltd.	561,307	58,610	14,544	13,076	496,486
Home Inns & Hotels Management, Inc. sponsored ADR	113,369	-	18,811	-	74,592
Human Genome Sciences, Inc.	146,243	17,171	296,494	-	-
ICG Group, Inc.	32,503	-	-	-	42,091
ImmunoGen, Inc.	91,441	12,735	-	-	105,959
Immunomedics, Inc.	25,288	-	-	-	24,008
Infinera Corp.	69,850	5,912	-	-	62,562
Insulet Corp.	71,652	-	-	-	84,648
InterMune, Inc.	89,495	-	37,815	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Isis Pharmaceuticals, Inc.	$ 73,887	$ 500	$ -	$ -	$ 92,150
JetBlue Airways Corp.	118,182	-	49,719	-	94,756
K12, Inc.	23,971	24,594	-	-	34,833
Lexicon Pharmaceuticals, Inc.	39,495	22,695	-	-	87,605
Lions Gate Entertainment Corp.	51,733	57,228	96,526	-	-
lululemon athletica, Inc.	602,220	-	-	-	869,765
Lumber Liquidators Holdings, Inc.	46,757	-	1,203	-	146,824
MAP Pharmaceuticals, Inc.	37,692	10,570	-	-	55,893
Mellanox Technologies Ltd.	136,158	27,102	-	-	308,376
Merrimack Pharmaceuticals, Inc.	-	37,460	-	-	41,906
Metabolix, Inc.	15,022	-	1,332	-	2,899
Micromet, Inc.	56,424	-	100,315	-	-
NPS Pharmaceuticals, Inc.	41,857	2,335	-	-	78,422
NVIDIA Corp.	647,403	212,431	121,091	3,638	577,201
Pandora Media, Inc.	26,213	109,344	72,724	-	-
Pharmasset, Inc.	974,116	-	967,313	-	-
PrivateBancorp, Inc.	39,048	4,725	-	163	71,583
QLIK Technologies, Inc.	193,237	35,201	-	-	158,561
Rambus, Inc.	91,430	-	-	-	56,027
Red Hat, Inc.	718,327	48,408	11,050	-	751,798
Regeneron Pharmaceuticals, Inc.	527,289	12,979	114,569	-	1,433,871
Rigel Pharmaceuticals, Inc.	49,910	7,905	-	-	61,337
Riverbed Technology, Inc.	367,848	59,959	192,060	-	-
salesforce.com, Inc.	1,096,640	166,028	-	-	1,671,883
Seattle Genetics, Inc.	189,210	11,275	-	-	299,180
Silicon Graphics International Corp.	46,214	849	-	-	26,926
Silicon Image, Inc.	32,167	-	34,392	-	-
Silicon Laboratories, Inc.	198,841	-	-	-	192,400
SodaStream International Ltd.	58,487	1,239	-	-	79,374
SuccessFactors, Inc.	204,934	-	317,976	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
TiVo, Inc.	$ 114,851	$ -	$ 36,268	$ -	$ 94,473
Transition Therapeutics, Inc.	3,545	-	-	-	5,738
Universal Display Corp.	57,334	83,702	-	-	85,870
Vera Bradley, Inc.	93,095	-	86,582	-	-
Volterra Semiconductor Corp.	63,046	-	23,972	-	22,684
Total	$ 10,725,247	$ 1,744,440	$ 3,465,991	$ 16,877	$ 10,805,565
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,975,484	$ 6,975,484	$ -	$ -
Consumer Staples	4,918,325	4,918,325	-	-
Energy	1,845,874	1,845,874	-	-
Financials	1,988,306	1,988,306	-	-
Health Care	7,286,971	7,230,965	-	56,006
Industrials	2,711,958	2,711,958	-	-
Information Technology	15,453,084	15,443,084	-	10,000
Materials	1,043,740	1,043,740	-	-
Telecommunication Services	363,395	363,395	-	-
Money Market Funds	1,480,678	1,480,678	-	-
Total Investments in Securities:	$ 44,067,815	$ 44,001,809	$ -	$ 66,006

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $1,348,416) - See accompanying schedule: Unaffiliated issuers (cost $20,916,176)	$ 31,781,572
Fidelity Central Funds (cost $1,480,678)	1,480,678
Other affiliated issuers (cost $6,633,917)	10,805,565
Total Investments (cost $29,030,771)		$ 44,067,815
Foreign currency held at value (cost $3,044)		3,045
Receivable for investments sold		53,599
Receivable for fund shares sold		789,446
Dividends receivable		47,577
Distributions receivable from Fidelity Central Funds		1,638
Prepaid expenses		144
Other receivables		1,033
Total assets		44,964,297

Liabilities
Payable for investments purchased	$ 55,970
Payable for fund shares redeemed	778,748
Accrued management fee	24,611
Other affiliated payables	4,359
Other payables and accrued expenses	1,222
Collateral on securities loaned, at value	1,396,051
Total liabilities		2,260,961

Net Assets		$ 42,703,336
Net Assets consist of:
Paid in capital		$ 26,582,589
Undistributed net investment income		89,378
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		994,414
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,036,955
Net Assets		$ 42,703,336

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Growth Company: Net Asset Value, offering price and redemption price per share ($22,951,546 ÷ 239,588 shares)	$ 95.80

Class K: Net Asset Value, offering price and redemption price per share ($15,453,926 ÷ 161,276 shares)	$ 95.82

Class F: Net Asset Value, offering price and redemption price per share ($4,297,864 ÷ 44,841 shares)	$ 95.85

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends (including $16,877 earned from other affiliated issuers)		$ 417,210
Interest		5
Income from Fidelity Central Funds (including $25,930 from security lending)		26,075
Total income		443,290

Expenses
Management fee Basic fee	$ 233,285
Performance adjustment	62,311
Transfer agent fees	52,268
Accounting and security lending fees	2,492
Custodian fees and expenses	858
Independent trustees' compensation	279
Registration fees	356
Audit	97
Legal	147
Interest	15
Miscellaneous	409
Total expenses before reductions	352,517
Expense reductions	(518)	351,999
Net investment income (loss)		91,291
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	570,614
Other affiliated issuers	743,404
Foreign currency transactions	(240)
Total net realized gain (loss)		1,313,778
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $39)	4,708,331
Assets and liabilities in foreign currencies	(39)
Total change in net unrealized appreciation (depreciation)		4,708,292
Net gain (loss)		6,022,070
Net increase (decrease) in net assets resulting from operations		$ 6,113,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 91,291	$ 55,998
Net realized gain (loss)	1,313,778	1,828,298
Change in net unrealized appreciation (depreciation)	4,708,292	753,704
Net increase (decrease) in net assets resulting from operations	6,113,361	2,638,000
Distributions to shareholders from net investment income	(45,344)	(16,269)
Distributions to shareholders from net realized gain	(1,197,704)	-
Total distributions	(1,243,048)	(16,269)
Share transactions - net increase (decrease)	(29,518)	(336,594)
Total increase (decrease) in net assets	4,840,795	2,285,137

Net Assets
Beginning of period	37,862,541	35,577,404
End of period (including undistributed net investment income of $89,378 and undistributed net investment income of $43,684, respectively)	$ 42,703,336	$ 37,862,541

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Company

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 85.29	$ 79.40	$ 65.75	$ 47.24	$ 83.70
Income from Investment Operations
Net investment income (loss) B	.15	.09	.01	.15	.11
Net realized and unrealized gain (loss)	13.12	5.80	13.76	18.44	(35.97)
Total from investment operations	13.27	5.89	13.77	18.59	(35.86)
Distributions from net investment income	(.05)	- F	(.12)	(.08)	-
Distributions from net realized gain	(2.71)	-	(.01)	-	(.60)
Total distributions	(2.76)	- F	(.12) G	(.08)	(.60)
Net asset value, end of period	$ 95.80	$ 85.29	$ 79.40	$ 65.75	$ 47.24
Total Return A	16.24%	7.42%	20.98%	39.41%	(43.15)%
Ratios to Average Net Assets C,E
Expenses before reductions	.90%	.84%	.89%	.93%	.97%
Expenses net of fee waivers, if any	.90%	.84%	.89%	.93%	.97%
Expenses net of all reductions	.90%	.84%	.89%	.93%	.96%
Net investment income (loss)	.16%	.10%	.02%	.27%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 22,952	$ 24,665	$ 27,742	$ 27,204	$ 21,090
Portfolio turnover rate D	33%	36%	36%	64%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.12 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended November 30,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 85.35	$ 79.48	$ 65.82	$ 47.29	$ 80.34
Income from Investment Operations
Net investment income (loss) D	.27	.21	.13	.27	.11
Net realized and unrealized gain (loss)	13.10	5.80	13.78	18.44	(33.16)
Total from investment operations	13.37	6.01	13.91	18.71	(33.05)
Distributions from net investment income	(.19)	(.14)	(.24)	(.18)	-
Distributions from net realized gain	(2.71)	-	(.01)	-	-
Total distributions	(2.90)	(.14)	(.25)	(.18)	-
Net asset value, end of period	$ 95.82	$ 85.35	$ 79.48	$ 65.82	$ 47.29
Total Return B,C	16.38%	7.57%	21.20%	39.70%	(41.14)%
Ratios to Average Net Assets E,H
Expenses before reductions	.77%	.70%	.72%	.72%	.81% A
Expenses net of fee waivers, if any	.77%	.70%	.72%	.72%	.81% A
Expenses net of all reductions	.77%	.70%	.72%	.72%	.81% A
Net investment income (loss)	.29%	.24%	.18%	.48%	.42% A
Supplemental Data
Net assets, end of period (in millions)	$ 15,454	$ 10,568	$ 6,571	$ 4,050	$ 1,305
Portfolio turnover rate F	33%	36%	36%	64%	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended November 30,	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 85.36	$ 79.48	$ 65.82	$ 55.55
Income from Investment Operations
Net investment income (loss) D	.32	.26	.17	.16
Net realized and unrealized gain (loss)	13.11	5.79	13.77	10.11
Total from investment operations	13.43	6.05	13.94	10.27
Distributions from net investment income	(.22)	(.17)	(.27)	-
Distributions from net realized gain	(2.71)	-	(.01)	-
Total distributions	(2.94) I	(.17)	(.28)	-
Net asset value, end of period	$ 95.85	$ 85.36	$ 79.48	$ 65.82
Total Return B,C	16.46%	7.62%	21.26%	18.49%
Ratios to Average Net Assets E,H
Expenses before reductions	.72%	.65%	.67%	.67% A
Expenses net of fee waivers, if any	.72%	.65%	.67%	.67% A
Expenses net of all reductions	.72%	.65%	.67%	.67% A
Net investment income (loss)	.34%	.30%	.23%	.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 4,298	$ 2,629	$ 1,264	$ 133
Portfolio turnover rate F	33%	36%	36%	64%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to November 30, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.94 per share is comprised of distributions from net investment income of $.224 and distributions from net realized gain of $2.712 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Fund is currently closed to most new accounts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company, Class K, and Class F shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 17,261,347
Gross unrealized depreciation	(2,316,005)
Net unrealized appreciation (depreciation) on securities and other investments	$ 14,945,342

Tax Cost	$ 29,122,473

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 90,343
Undistributed long-term capital gain	$ 1,086,115
Net unrealized appreciation (depreciation)	$ 14,945,292

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 45,344	$ 16,269
Long-term Capital Gains	1,197,704	-
Total	$ 1,243,048	$ 16,269

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,650,130 and $14,803,889, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth Company	$ 45,507.18
Class K	6,761.05
	$ 52,268

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $260 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 100,654.40%		$ 15

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $112 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $71,818. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $1,097 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $518 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Growth Company	$ 14,166	$ 1,033
Class K	23,929	12,176
Class F	7,249	3,060
Total	$ 45,344	$ 16,269
From net realized gain
Growth Company	$ 768,386	$ -
Class K	341,548	-
Class F	87,770	-
Total	$ 1,197,704	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Growth Company
Shares sold	34,382	51,025	$ 3,169,434	$ 4,388,661
Reinvestment of distributions	9,639	12	763,625	1,012
Shares redeemed	(93,623)	(111,230)	(8,603,690)	(9,554,766)
Net increase (decrease)	(49,602)	(60,193)	$ (4,670,631)	$ (5,165,093)
Class K
Shares sold	70,532	62,815	$ 6,533,365	$ 5,422,105
Reinvestment of distributions	4,618	146	365,477	12,176
Shares redeemed	(37,698)	(21,815)	(3,503,096)	(1,876,905)
Net increase (decrease)	37,452	41,146	$ 3,395,746	$ 3,557,376
Class F
Shares sold	16,425	18,542	$ 1,489,905	$ 1,585,903
Reinvestment of distributions	1,201	37	95,019	3,060
Shares redeemed	(3,579)	(3,695)	(339,557)	(317,840)
Net increase (decrease)	14,047	14,884	$ 1,245,367	$ 1,271,123

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 15, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	12/17/12	12/14/12	$0.379	$2.280
Class F	01/14/13	01/11/13	$0.000	$0.158

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2012, $1,238,742,083, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class K and the retail class show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Company Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the first quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Company Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

GCF-F-ANN-0113
1.891788.103

Fidelity®

Growth Company

Fund -
Class K

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class K A	16.38%	3.82%	9.90%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Growth Company Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund - Class K on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Steven Wymer, Portfolio Manager of Fidelity® Growth Company Fund: For the year, the fund's Class K shares returned 16.38%, outperforming the 14.63% gain of the Russell 3000® Growth Index. Relative performance was largely driven by positioning in the pharmaceuticals/biotechnology/life science group, which produced two top individual contributors, Regeneron Pharmaceuticals and Amylin Pharmaceuticals. Amylin was acquired during the period and I sold the position. Security selection in diversified financials provided a boost, led by a sizable position in credit card issuer Discover Financial Services. Strong stock picking in consumer durables/apparel helped, including homebuilder Lennar and yoga clothing manufacturer lululemon athletica. Cloud-based-computing vendor salesforce.com was among several information technology stocks that contributed, despite the sector's overall drag on performance. Unfavorable positioning there, particularly in semiconductors and tech hardware/equipment, hurt, with detractors including graphics chipmaker NVIDIA, Cypress Semiconductor and networking products manufacturer Riverbed Technology. Positioning in consumer staples detracted, especially Herbalife, a direct seller of nutritional products. Elsewhere, a stake in retailer JCPenney lagged. A number of these stocks were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Growth Company	.89%
Actual		$ 1,000.00	$ 1,074.50	$ 4.62
Hypothetical A		$ 1,000.00	$ 1,020.55	$ 4.50
Class K	.76%
Actual		$ 1,000.00	$ 1,075.10	$ 3.94
Hypothetical A		$ 1,000.00	$ 1,021.20	$ 3.84
Class F	.71%
Actual		$ 1,000.00	$ 1,075.40	$ 3.68
Hypothetical A		$ 1,000.00	$ 1,021.45	$ 3.59

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.4	8.8
salesforce.com, Inc.	3.9	3.6
Google, Inc. Class A	3.7	2.2
Regeneron Pharmaceuticals, Inc.	3.4	2.8
lululemon athletica, Inc.	2.0	2.2
Discover Financial Services	1.9	1.8
Red Hat, Inc.	1.8	1.9
QUALCOMM, Inc.	1.6	1.7
Monsanto Co.	1.6	1.3
Alexion Pharmaceuticals, Inc.	1.4	1.4
	29.7
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.2	35.5
Health Care	17.0	17.0
Consumer Discretionary	16.4	16.8
Consumer Staples	11.5	9.6
Industrials	6.3	6.0
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 99.6%		Stocks 99.6%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.3%		Short-Term Investments and Net Other Assets (Liabilities) 0.3%
* Foreign investments	9.3%	** Foreign investments	9.3%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.3%
Automobiles - 0.2%
Ford Motor Co.	3,245,000	$ 37,155
General Motors Co. (a)	22,800	590
Tesla Motors, Inc. (a)	1,775,000	60,031
		97,776
Diversified Consumer Services - 0.1%
K12, Inc. (a)(d)(e)	2,010,000	34,833
Hotels, Restaurants & Leisure - 3.1%
Arcos Dorados Holdings, Inc. Class A (d)	2,114,900	25,908
Buffalo Wild Wings, Inc. (a)	719,900	52,150
Chipotle Mexican Grill, Inc. (a)	121,000	31,917
Chuys Holdings, Inc. (e)	1,504,342	35,427
Dunkin' Brands Group, Inc.	3,003,340	95,566
Home Inns & Hotels Management, Inc. sponsored ADR (a)(d)(e)	2,775,000	74,592
Hyatt Hotels Corp. Class A (a)	1,223,440	44,656
Las Vegas Sands Corp.	975,000	45,484
McDonald's Corp.	3,075,000	267,648
Panera Bread Co. Class A (a)	875,000	140,438
Starbucks Corp.	6,278,400	325,661
Starwood Hotels & Resorts Worldwide, Inc.	1,445,000	77,972
Yum! Brands, Inc.	1,910,000	128,123
		1,345,542
Household Durables - 2.0%
Gafisa SA sponsored ADR (d)	1,570,000	6,186
Lennar Corp. Class A (d)	12,900,077	490,719
SodaStream International Ltd. (a)(d)(e)	1,990,322	79,374
Tempur-Pedic International, Inc. (a)	820,000	21,853
Toll Brothers, Inc. (a)	8,249,050	262,650
		860,782
Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	2,196,000	553,502
Kayak Software Corp.	43,400	1,766
Netflix, Inc. (a)(d)	71,000	5,801
Priceline.com, Inc. (a)	180,000	119,369
TripAdvisor, Inc.	550,000	21,005
		701,443
Media - 1.0%
Comcast Corp. Class A	6,407,500	238,231
Lions Gate Entertainment Corp. (a)(d)	4,254,992	69,697
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Pandora Media, Inc. (a)(d)	6,054,469	$ 52,795
Time Warner, Inc.	1,025,650	48,513
		409,236
Multiline Retail - 1.0%
Dollar Tree, Inc. (a)	1,125,000	46,958
JCPenney Co., Inc. (d)	10,415,000	186,845
Nordstrom, Inc.	800,000	43,272
Target Corp.	2,222,589	140,312
		417,387
Specialty Retail - 2.4%
Abercrombie & Fitch Co. Class A	2,210,000	101,417
AutoNation, Inc. (a)(d)	1,050,000	40,887
Bed Bath & Beyond, Inc. (a)	1,300,000	76,336
CarMax, Inc. (a)	2,505,000	90,831
Five Below, Inc. (d)	293,900	10,918
Francescas Holdings Corp. (a)(d)(e)	3,718,379	96,789
Home Depot, Inc.	5,470,000	355,933
Limited Brands, Inc.	1,460,000	76,139
Lumber Liquidators Holdings, Inc. (a)(d)(e)	2,735,167	146,824
Tiffany & Co., Inc.	225,000	13,271
Urban Outfitters, Inc. (a)	240,000	9,048
		1,018,393
Textiles, Apparel & Luxury Goods - 4.9%
Coach, Inc.	357,200	20,660
Fifth & Pacific Companies, Inc. (a)	1,540,000	18,557
Fossil, Inc. (a)(e)	5,753,744	497,354
lululemon athletica, Inc. (a)(d)(e)	12,117,100	869,765
Michael Kors Holdings Ltd.	5,967,493	317,172
NIKE, Inc. Class B	1,719,000	167,568
Prada SpA	10,459,300	86,371
Under Armour, Inc. Class A (sub. vtg.) (a)	890,000	46,129
VF Corp.	320,000	51,363
		2,074,939
TOTAL CONSUMER DISCRETIONARY		6,960,331
CONSUMER STAPLES - 11.5%
Beverages - 2.3%
Beam, Inc.	1,570,000	88,093
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
Dr. Pepper Snapple Group, Inc.	655,000	$ 29,377
Monster Beverage Corp. (a)	2,985,000	155,369
PepsiCo, Inc.	3,111,640	218,468
The Coca-Cola Co.	13,420,000	508,886
		1,000,193
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	1,795,800	186,745
Drogasil SA	3,281,873	32,254
Fresh Market, Inc. (a)(e)	2,448,468	126,904
Wal-Mart Stores, Inc.	6,454,114	464,825
Whole Foods Market, Inc.	1,740,000	162,446
		973,174
Food Products - 2.5%
Archer Daniels Midland Co.	6,325,000	168,878
Bunge Ltd.	3,000,000	219,480
D.E. Master Blenders 1753 NV (a)	685,000	7,884
General Mills, Inc.	1,115,600	45,728
Green Mountain Coffee Roasters, Inc. (a)(d)	6,722,450	246,512
Hillshire Brands Co.	137,000	3,815
Kellogg Co.	965,000	53,519
Kraft Foods Group, Inc. (a)	195,000	8,818
Mead Johnson Nutrition Co. Class A	1,421,800	96,953
Mondelez International, Inc. (a)	585,000	15,146
Smithfield Foods, Inc. (a)	2,215,000	49,550
The Hershey Co.	815,000	59,715
Tyson Foods, Inc. Class A	3,175,000	60,865
Want Want China Holdings Ltd.	28,000,000	40,897
		1,077,760
Household Products - 1.0%
Church & Dwight Co., Inc.	685,000	37,093
Colgate-Palmolive Co.	1,230,000	133,455
Kimberly-Clark Corp.	670,000	57,432
Procter & Gamble Co.	2,504,483	174,888
		402,868
Personal Products - 1.3%
Avon Products, Inc.	398,615	5,561
Herbalife Ltd. (e)	10,800,210	496,486
Nu Skin Enterprises, Inc. Class A (d)	1,180,000	53,572
		555,619
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 2.1%
Altria Group, Inc.	5,730,380	$ 193,744
Lorillard, Inc.	860,000	104,198
Philip Morris International, Inc.	6,795,380	610,769
		908,711
TOTAL CONSUMER STAPLES		4,918,325
ENERGY - 4.3%
Energy Equipment & Services - 1.2%
Carbo Ceramics, Inc. (d)	175,000	13,400
FMC Technologies, Inc. (a)	1,850,000	75,591
Halliburton Co.	3,150,000	105,053
Schlumberger Ltd.	4,549,600	325,842
		519,886
Oil, Gas & Consumable Fuels - 3.1%
Anadarko Petroleum Corp.	2,292,594	167,795
Apache Corp.	5,000	385
Chesapeake Energy Corp. (d)	1,905,000	32,442
Cobalt International Energy, Inc. (a)	70,900	1,653
Concho Resources, Inc. (a)	1,540,000	123,600
Continental Resources, Inc. (a)	1,680,000	115,416
Devon Energy Corp.	880,000	45,470
EOG Resources, Inc.	1,070,000	125,853
Hess Corp.	660,000	32,743
Noble Energy, Inc.	511,756	50,024
Occidental Petroleum Corp.	2,805,000	210,964
Peabody Energy Corp.	2,070,000	51,978
Pioneer Natural Resources Co.	1,855,000	198,485
Range Resources Corp.	1,158,689	74,179
Southwestern Energy Co. (a)	97,461	3,383
Valero Energy Corp.	2,840,000	91,618
		1,325,988
TOTAL ENERGY		1,845,874
FINANCIALS - 4.7%
Capital Markets - 0.4%
Charles Schwab Corp.	5,404,975	70,805
Franklin Resources, Inc.	45,000	5,941
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
ICG Group, Inc. (a)(e)	3,775,000	$ 42,091
T. Rowe Price Group, Inc.	915,000	59,173
		178,010
Commercial Banks - 1.0%
Banco Bradesco SA (PN) sponsored ADR	4,415,000	74,349
HDFC Bank Ltd. sponsored ADR	2,770,000	116,672
ICICI Bank Ltd. sponsored ADR	1,205,000	49,393
Itau Unibanco Holding SA sponsored ADR	1,525,000	23,104
PrivateBancorp, Inc. (e)	4,367,500	71,583
Signature Bank (a)	606,885	42,579
Wells Fargo & Co.	1,552,300	51,241
		428,921
Consumer Finance - 2.1%
American Express Co.	1,832,548	102,439
Discover Financial Services	19,325,444	804,132
		906,571
Diversified Financial Services - 1.0%
Bank of America Corp.	6,175,000	60,886
BM&F Bovespa SA	23,879,772	143,493
Citigroup, Inc.	2,407,380	83,223
JPMorgan Chase & Co.	2,980,000	122,418
		410,020
Real Estate Management & Development - 0.2%
The St. Joe Co. (a)(d)	3,030,135	64,784
TOTAL FINANCIALS		1,988,306
HEALTH CARE - 16.9%
Biotechnology - 11.2%
Acadia Pharmaceuticals, Inc. (a)(d)	1,064,844	5,537
Alexion Pharmaceuticals, Inc. (a)	6,424,060	616,838
Alkermes PLC (a)(e)	13,104,759	253,053
Alnylam Pharmaceuticals, Inc. (a)(e)	3,922,510	66,565
Amgen, Inc.	3,983,300	353,717
Array Biopharma, Inc. (a)	2,403,770	9,447
AVEO Pharmaceuticals, Inc. (a)	680,600	4,424
Biogen Idec, Inc. (a)	1,945,000	289,980
Celgene Corp. (a)	1,146,744	90,123
Cepheid, Inc. (a)(e)	4,922,555	159,589
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Clovis Oncology, Inc. (d)(e)	2,152,986	$ 33,113
Exelixis, Inc. (a)(d)(e)	17,295,081	84,573
Gilead Sciences, Inc. (a)	5,065,000	379,875
Halozyme Therapeutics, Inc. (a)	1,890,000	11,775
ImmunoGen, Inc. (a)(d)(e)	8,349,838	105,959
Immunomedics, Inc. (a)(d)(e)	7,526,150	24,008
Incyte Corp. (a)(d)	695,000	12,232
InterMune, Inc. (a)(d)	2,073,117	18,990
Ironwood Pharmaceuticals, Inc. Class A (a)	3,735,000	40,338
Isis Pharmaceuticals, Inc. (a)(d)(e)	10,016,251	92,150
Lexicon Pharmaceuticals, Inc. (a)(e)	50,933,269	87,605
Merrimack Pharmaceuticals, Inc. (e)	5,869,144	41,906
Metabolix, Inc. (a)(d)(e)	2,565,799	2,899
Momenta Pharmaceuticals, Inc. (a)(d)	1,655,000	17,709
NPS Pharmaceuticals, Inc. (a)(e)	7,665,870	78,422
Regeneron Pharmaceuticals, Inc. (a)(e)	8,121,613	1,433,871
Rigel Pharmaceuticals, Inc. (a)(e)	7,390,060	61,337
Seattle Genetics, Inc. (a)(d)(e)	11,820,629	299,180
Synageva BioPharma Corp. (a)	475,000	23,242
Transition Therapeutics, Inc. (a)(e)	2,332,446	5,738
Vertex Pharmaceuticals, Inc. (a)	2,009,767	79,969
		4,784,164
Health Care Equipment & Supplies - 0.9%
Align Technology, Inc. (a)	715,000	19,584
Baxter International, Inc.	1,870,000	123,925
DexCom, Inc. (a)	380,000	4,970
Edwards Lifesciences Corp. (a)	760,000	65,945
Genmark Diagnostics, Inc. (a)	1,266,968	12,543
ICU Medical, Inc. (a)	345,000	20,317
Insulet Corp. (a)(e)	3,856,400	84,648
Medtronic, Inc.	604,964	25,475
St. Jude Medical, Inc.	834,200	28,596
		386,003
Health Care Providers & Services - 1.3%
Apollo Hospitals Enterprise Ltd.	720,000	10,867
Cardinal Health, Inc.	485,000	19,618
Catamaran Corp. (a)	6,067,328	297,823
Express Scripts Holding Co. (a)	496,303	26,726
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
McKesson Corp.	1,780,000	$ 168,157
UnitedHealth Group, Inc.	176,400	9,594
		532,785
Health Care Technology - 0.1%
athenahealth, Inc. (a)(d)	655,000	41,717
Cerner Corp. (a)	245,000	18,919
		60,636
Pharmaceuticals - 3.4%
Abbott Laboratories	1,861,500	120,998
Allergan, Inc.	2,140,000	198,485
Bristol-Myers Squibb Co.	3,913,700	127,704
Concert Pharmaceuticals, Inc. (a)(g)	186,198	151
Elan Corp. PLC sponsored ADR (a)(e)	37,694,070	376,187
Endocyte, Inc. (a)	511,041	4,788
Hospira, Inc. (a)	2,025,000	60,345
Johnson & Johnson	83,300	5,809
MAP Pharmaceuticals, Inc. (a)(e)	3,506,482	55,893
Questcor Pharmaceuticals, Inc. (d)	2,722,600	70,651
Teva Pharmaceutical Industries Ltd. sponsored ADR	705,000	28,447
Valeant Pharmaceuticals International, Inc. (Canada) (a)	6,572,261	366,144
Watson Pharmaceuticals, Inc. (a)	590,000	51,926
		1,467,528
TOTAL HEALTH CARE		7,231,116
INDUSTRIALS - 6.3%
Aerospace & Defense - 1.5%
Honeywell International, Inc.	1,870,000	114,687
Lockheed Martin Corp.	1,040,100	97,041
The Boeing Co.	1,494,800	111,034
United Technologies Corp.	3,800,000	304,418
		627,180
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	3,724,000	272,262
Airlines - 0.8%
Delta Air Lines, Inc. (a)	2,050,000	20,500
JetBlue Airways Corp. (a)(d)(e)	18,434,923	94,756
Ryanair Holdings PLC sponsored ADR	940,000	32,364
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - continued
Southwest Airlines Co.	6,503,515	$ 61,978
United Continental Holdings, Inc. (a)	7,250,000	146,595
		356,193
Construction & Engineering - 0.0%
Fluor Corp.	455,000	24,151
Electrical Equipment - 0.5%
Emerson Electric Co.	2,065,000	103,725
Rockwell Automation, Inc.	1,160,000	91,918
		195,643
Industrial Conglomerates - 0.7%
3M Co.	1,645,000	149,613
Danaher Corp.	2,505,000	135,195
		284,808
Machinery - 1.2%
Caterpillar, Inc.	3,385,000	288,537
Cummins, Inc.	1,460,000	143,314
Deere & Co.	840,000	70,602
Rexnord Corp.	587,500	12,561
		515,014
Professional Services - 0.0%
Nielsen Holdings B.V. (a)	600,000	16,992
Road & Rail - 1.0%
CSX Corp.	4,930,000	97,417
Union Pacific Corp.	2,625,000	322,298
		419,715
TOTAL INDUSTRIALS		2,711,958
INFORMATION TECHNOLOGY - 36.2%
Communications Equipment - 2.3%
Aruba Networks, Inc. (a)(d)	1,123,031	21,877
F5 Networks, Inc. (a)	405,000	37,940
Infinera Corp. (a)(d)(e)	11,211,900	62,562
Juniper Networks, Inc. (a)	460,000	8,271
Motorola Solutions, Inc.	485,000	26,408
Palo Alto Networks, Inc. (d)	446,800	24,315
QUALCOMM, Inc.	10,623,400	675,861
Riverbed Technology, Inc. (a)	6,826,890	122,201
		979,435
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 9.1%
3D Systems Corp. (a)(d)	400,000	$ 17,884
Apple, Inc.	6,090,959	3,564,916
Fusion-io, Inc. (a)(d)(e)	9,232,053	215,384
NetApp, Inc. (a)	534,686	16,955
Silicon Graphics International Corp. (a)(d)(e)	3,209,356	26,926
Stratasys, Inc. (a)	318,424	23,866
		3,865,931
Electronic Equipment & Components - 0.3%
Corning, Inc.	1,103,000	13,490
Trimble Navigation Ltd. (a)	495,000	27,542
Universal Display Corp. (a)(d)(e)	3,595,914	85,870
		126,902
Internet Software & Services - 6.1%
Akamai Technologies, Inc. (a)	2,140,000	78,367
Baidu.com, Inc. sponsored ADR (a)	1,320,000	127,129
Demandware, Inc.	1,447,773	39,655
Dropbox, Inc. (g)	1,105,082	10,000
eBay, Inc. (a)	6,257,200	330,505
Facebook, Inc. Class A (d)	4,606,814	128,991
Google, Inc. Class A (a)	2,277,448	1,590,501
LinkedIn Corp. (a)	190,000	20,547
Mail.ru Group Ltd. GDR (f)	122,600	4,046
MercadoLibre, Inc.	350,000	25,183
Rackspace Hosting, Inc. (a)	2,825,000	195,264
SINA Corp. (a)	310,000	14,111
Yandex NV (a)	895,000	19,529
YouKu.com, Inc. ADR (a)(d)	1,670,000	28,490
		2,612,318
IT Services - 3.6%
Cognizant Technology Solutions Corp. Class A (a)	1,734,716	116,625
IBM Corp.	2,909,800	553,066
MasterCard, Inc. Class A	837,000	409,025
Teradata Corp. (a)	540,000	32,119
VeriFone Systems, Inc. (a)	115,000	3,495
Visa, Inc. Class A	2,934,100	439,264
		1,553,594
Semiconductors & Semiconductor Equipment - 5.6%
Altera Corp.	1,690,000	54,739
Applied Micro Circuits Corp. (a)(e)	6,216,938	42,462
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ARM Holdings PLC sponsored ADR	1,400,000	$ 52,248
ASML Holding NV	880,794	55,111
Broadcom Corp. Class A	4,755,000	153,967
Cree, Inc. (a)(d)(e)	11,365,294	367,213
Cypress Semiconductor Corp. (e)	15,593,240	158,271
Intel Corp.	2,710,000	53,035
KLA-Tencor Corp.	510,000	23,190
Marvell Technology Group Ltd.	1,918,310	16,267
MaxLinear, Inc. Class A (a)	2,354,608	12,644
Mellanox Technologies Ltd. (a)(d)(e)	4,231,289	308,376
NVIDIA Corp. (e)	48,180,384	577,201
Peregrine Semiconductor Corp.	300,000	5,079
Rambus, Inc. (a)(d)(e)	11,457,400	56,027
Samsung Electronics Co. Ltd.	50,000	64,942
Silicon Laboratories, Inc. (a)(e)	4,600,680	192,400
Skyworks Solutions, Inc. (a)	1,625,000	36,806
Texas Instruments, Inc.	3,941,000	116,141
Volterra Semiconductor Corp. (a)(e)	1,291,805	22,684
		2,368,803
Software - 9.2%
Activision Blizzard, Inc.	6,924,776	79,219
Adobe Systems, Inc. (a)	668,236	23,128
Citrix Systems, Inc. (a)	954,677	58,388
Electronic Arts, Inc. (a)	300,000	4,443
Guidewire Software, Inc.	1,525,000	45,598
Intuit, Inc.	685,000	41,038
Jive Software, Inc. (d)	1,830,400	26,468
Microsoft Corp.	10,770,000	286,697
Nuance Communications, Inc. (a)	2,355,000	52,375
Oracle Corp.	6,925,000	222,293
QLIK Technologies, Inc. (a)(e)	8,181,676	158,561
Red Hat, Inc. (a)(e)	15,218,586	751,798
salesforce.com, Inc. (a)(e)	10,603,685	1,671,883
ServiceNow, Inc. (d)	963,400	31,436
SolarWinds, Inc. (a)	3,295,607	184,653
Solera Holdings, Inc.	946,355	48,983
Splunk, Inc. (d)	456,300	13,780
TiVo, Inc. (a)(e)	8,074,576	94,473
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
VMware, Inc. Class A (a)	1,367,533	$ 124,377
Workday, Inc.	529,150	26,510
		3,946,101
TOTAL INFORMATION TECHNOLOGY		15,453,084
MATERIALS - 2.4%
Chemicals - 2.0%
CF Industries Holdings, Inc.	46,785	10,013
E.I. du Pont de Nemours & Co.	3,645,000	157,245
Monsanto Co.	7,319,978	670,437
The Dow Chemical Co.	695,000	20,982
		858,677
Metals & Mining - 0.4%
Alcoa, Inc.	1,650,000	13,877
Barrick Gold Corp.	54,000	1,875
Fortescue Metals Group Ltd. (d)	13,372,802	54,567
Freeport-McMoRan Copper & Gold, Inc.	2,400,000	93,624
Mongolian Mining Corp. (a)	25,802,500	12,884
Nucor Corp.	200,000	8,236
		185,063
TOTAL MATERIALS		1,043,740
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc.	4,715,000	208,026
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	27,115,000	155,369
TOTAL TELECOMMUNICATION SERVICES		363,395
TOTAL COMMON STOCKS (Cost $27,482,000)		42,516,129
Preferred Stocks - 0.2%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.1%
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Ariosa Diagnostics (g)	827,814	$ 5,000
bluebird bio (g)	9,767,944	4,867
Intarcia Therapeutics, Inc. (g)	1,051,411	14,331
		24,198
Health Care Technology - 0.0%
Castlight Health, Inc. Series D (a)(g)	2,070,648	14,495
Pharmaceuticals - 0.0%
Agios Pharmaceuticals, Inc. Series C (g)	2,036,659	10,002
Concert Pharmaceuticals, Inc. Series C, 6.00% (a)(g)	4,000,000	7,160
		17,162
TOTAL HEALTH CARE		55,855
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	70,000	15,153
TOTAL PREFERRED STOCKS (Cost $68,093)		71,008
Money Market Funds - 3.5%

Fidelity Cash Central Fund, 0.19% (b)	84,626,525	84,627
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	1,396,050,976	1,396,051
TOTAL MONEY MARKET FUNDS (Cost $1,480,678)		1,480,678
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $29,030,771)		44,067,815
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(1,364,479)
NET ASSETS - 100%		$ 42,703,336
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,046,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $66,006,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Agios Pharmaceuticals, Inc. Series C	11/16/11	$ 10,002
Ariosa Diagnostics	11/30/11	$ 5,000
bluebird bio	7/23/12	$ 4,867
Castlight Health, Inc. Series D	4/25/12	$ 12,500
Concert Pharmaceuticals, Inc.	2/9/09	$ 151
Concert Pharmaceuticals, Inc. Series C, 6.00%	4/25/08	$ 10,000
Dropbox, Inc.	5/2/12	$ 10,000
Intarcia Therapeutics, Inc.	11/14/12	$ 14,331
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 145
Fidelity Securities Lending Cash Central Fund	25,930
Total	$ 26,075
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Pharmaceuticals, Inc.	$ 2,734	$ -	$ 2,923	$ -	$ -
Alkermes PLC	155,687	48,871	-	-	253,053
Alnylam Pharmaceuticals, Inc.	21,380	13,249	1,206	-	66,565
Amylin Pharmaceuticals, Inc.	155,977	25,669	493,652	-	-
Applied Micro Circuits Corp.	19,240	25,315	-	-	42,462
Array Biopharma, Inc.	8,733	-	5,222	-	-
BJ's Restaurants, Inc.	89,346	-	89,547	-	-
Cepheid, Inc.	210,518	30,080	61,569	-	159,589
Chuys Holdings, Inc.	-	24,366	-	-	35,427
Clovis Oncology, Inc.	8,207	27,896	-	-	33,113
Cree, Inc.	146,571	160,315	6,388	-	367,213
Cypress Semiconductor Corp.	327,875	-	22,593	-	158,271
Elan Corp. PLC sponsored ADR	461,138	-	62,131	-	376,187
Endocyte, Inc.	19,749	-	5,554	-	-
Exelixis, Inc.	59,143	21,178	-	-	84,573
Fifth & Pacific Companies, Inc.	-	77,953	55,889	-	-
Fossil, Inc.	504,221	88,549	59,256	-	497,354
Francescas Holdings Corp.	28,946	50,442	-	-	96,789
Fresh Market, Inc.	92,130	11,345	5,305	-	126,904
Fusion-io, Inc.	175,921	108,255	-	-	215,384
Herbalife Ltd.	561,307	58,610	14,544	13,076	496,486
Home Inns & Hotels Management, Inc. sponsored ADR	113,369	-	18,811	-	74,592
Human Genome Sciences, Inc.	146,243	17,171	296,494	-	-
ICG Group, Inc.	32,503	-	-	-	42,091
ImmunoGen, Inc.	91,441	12,735	-	-	105,959
Immunomedics, Inc.	25,288	-	-	-	24,008
Infinera Corp.	69,850	5,912	-	-	62,562
Insulet Corp.	71,652	-	-	-	84,648
InterMune, Inc.	89,495	-	37,815	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Isis Pharmaceuticals, Inc.	$ 73,887	$ 500	$ -	$ -	$ 92,150
JetBlue Airways Corp.	118,182	-	49,719	-	94,756
K12, Inc.	23,971	24,594	-	-	34,833
Lexicon Pharmaceuticals, Inc.	39,495	22,695	-	-	87,605
Lions Gate Entertainment Corp.	51,733	57,228	96,526	-	-
lululemon athletica, Inc.	602,220	-	-	-	869,765
Lumber Liquidators Holdings, Inc.	46,757	-	1,203	-	146,824
MAP Pharmaceuticals, Inc.	37,692	10,570	-	-	55,893
Mellanox Technologies Ltd.	136,158	27,102	-	-	308,376
Merrimack Pharmaceuticals, Inc.	-	37,460	-	-	41,906
Metabolix, Inc.	15,022	-	1,332	-	2,899
Micromet, Inc.	56,424	-	100,315	-	-
NPS Pharmaceuticals, Inc.	41,857	2,335	-	-	78,422
NVIDIA Corp.	647,403	212,431	121,091	3,638	577,201
Pandora Media, Inc.	26,213	109,344	72,724	-	-
Pharmasset, Inc.	974,116	-	967,313	-	-
PrivateBancorp, Inc.	39,048	4,725	-	163	71,583
QLIK Technologies, Inc.	193,237	35,201	-	-	158,561
Rambus, Inc.	91,430	-	-	-	56,027
Red Hat, Inc.	718,327	48,408	11,050	-	751,798
Regeneron Pharmaceuticals, Inc.	527,289	12,979	114,569	-	1,433,871
Rigel Pharmaceuticals, Inc.	49,910	7,905	-	-	61,337
Riverbed Technology, Inc.	367,848	59,959	192,060	-	-
salesforce.com, Inc.	1,096,640	166,028	-	-	1,671,883
Seattle Genetics, Inc.	189,210	11,275	-	-	299,180
Silicon Graphics International Corp.	46,214	849	-	-	26,926
Silicon Image, Inc.	32,167	-	34,392	-	-
Silicon Laboratories, Inc.	198,841	-	-	-	192,400
SodaStream International Ltd.	58,487	1,239	-	-	79,374
SuccessFactors, Inc.	204,934	-	317,976	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
TiVo, Inc.	$ 114,851	$ -	$ 36,268	$ -	$ 94,473
Transition Therapeutics, Inc.	3,545	-	-	-	5,738
Universal Display Corp.	57,334	83,702	-	-	85,870
Vera Bradley, Inc.	93,095	-	86,582	-	-
Volterra Semiconductor Corp.	63,046	-	23,972	-	22,684
Total	$ 10,725,247	$ 1,744,440	$ 3,465,991	$ 16,877	$ 10,805,565
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,975,484	$ 6,975,484	$ -	$ -
Consumer Staples	4,918,325	4,918,325	-	-
Energy	1,845,874	1,845,874	-	-
Financials	1,988,306	1,988,306	-	-
Health Care	7,286,971	7,230,965	-	56,006
Industrials	2,711,958	2,711,958	-	-
Information Technology	15,453,084	15,443,084	-	10,000
Materials	1,043,740	1,043,740	-	-
Telecommunication Services	363,395	363,395	-	-
Money Market Funds	1,480,678	1,480,678	-	-
Total Investments in Securities:	$ 44,067,815	$ 44,001,809	$ -	$ 66,006

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $1,348,416) - See accompanying schedule: Unaffiliated issuers (cost $20,916,176)	$ 31,781,572
Fidelity Central Funds (cost $1,480,678)	1,480,678
Other affiliated issuers (cost $6,633,917)	10,805,565
Total Investments (cost $29,030,771)		$ 44,067,815
Foreign currency held at value (cost $3,044)		3,045
Receivable for investments sold		53,599
Receivable for fund shares sold		789,446
Dividends receivable		47,577
Distributions receivable from Fidelity Central Funds		1,638
Prepaid expenses		144
Other receivables		1,033
Total assets		44,964,297

Liabilities
Payable for investments purchased	$ 55,970
Payable for fund shares redeemed	778,748
Accrued management fee	24,611
Other affiliated payables	4,359
Other payables and accrued expenses	1,222
Collateral on securities loaned, at value	1,396,051
Total liabilities		2,260,961

Net Assets		$ 42,703,336
Net Assets consist of:
Paid in capital		$ 26,582,589
Undistributed net investment income		89,378
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		994,414
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,036,955
Net Assets		$ 42,703,336

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Growth Company: Net Asset Value, offering price and redemption price per share ($22,951,546 ÷ 239,588 shares)	$ 95.80

Class K: Net Asset Value, offering price and redemption price per share ($15,453,926 ÷ 161,276 shares)	$ 95.82

Class F: Net Asset Value, offering price and redemption price per share ($4,297,864 ÷ 44,841 shares)	$ 95.85

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends (including $16,877 earned from other affiliated issuers)		$ 417,210
Interest		5
Income from Fidelity Central Funds (including $25,930 from security lending)		26,075
Total income		443,290

Expenses
Management fee Basic fee	$ 233,285
Performance adjustment	62,311
Transfer agent fees	52,268
Accounting and security lending fees	2,492
Custodian fees and expenses	858
Independent trustees' compensation	279
Registration fees	356
Audit	97
Legal	147
Interest	15
Miscellaneous	409
Total expenses before reductions	352,517
Expense reductions	(518)	351,999
Net investment income (loss)		91,291
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	570,614
Other affiliated issuers	743,404
Foreign currency transactions	(240)
Total net realized gain (loss)		1,313,778
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $39)	4,708,331
Assets and liabilities in foreign currencies	(39)
Total change in net unrealized appreciation (depreciation)		4,708,292
Net gain (loss)		6,022,070
Net increase (decrease) in net assets resulting from operations		$ 6,113,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 91,291	$ 55,998
Net realized gain (loss)	1,313,778	1,828,298
Change in net unrealized appreciation (depreciation)	4,708,292	753,704
Net increase (decrease) in net assets resulting from operations	6,113,361	2,638,000
Distributions to shareholders from net investment income	(45,344)	(16,269)
Distributions to shareholders from net realized gain	(1,197,704)	-
Total distributions	(1,243,048)	(16,269)
Share transactions - net increase (decrease)	(29,518)	(336,594)
Total increase (decrease) in net assets	4,840,795	2,285,137

Net Assets
Beginning of period	37,862,541	35,577,404
End of period (including undistributed net investment income of $89,378 and undistributed net investment income of $43,684, respectively)	$ 42,703,336	$ 37,862,541

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Company

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 85.29	$ 79.40	$ 65.75	$ 47.24	$ 83.70
Income from Investment Operations
Net investment income (loss) B	.15	.09	.01	.15	.11
Net realized and unrealized gain (loss)	13.12	5.80	13.76	18.44	(35.97)
Total from investment operations	13.27	5.89	13.77	18.59	(35.86)
Distributions from net investment income	(.05)	- F	(.12)	(.08)	-
Distributions from net realized gain	(2.71)	-	(.01)	-	(.60)
Total distributions	(2.76)	- F	(.12) G	(.08)	(.60)
Net asset value, end of period	$ 95.80	$ 85.29	$ 79.40	$ 65.75	$ 47.24
Total Return A	16.24%	7.42%	20.98%	39.41%	(43.15)%
Ratios to Average Net Assets C,E
Expenses before reductions	.90%	.84%	.89%	.93%	.97%
Expenses net of fee waivers, if any	.90%	.84%	.89%	.93%	.97%
Expenses net of all reductions	.90%	.84%	.89%	.93%	.96%
Net investment income (loss)	.16%	.10%	.02%	.27%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 22,952	$ 24,665	$ 27,742	$ 27,204	$ 21,090
Portfolio turnover rate D	33%	36%	36%	64%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.12 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended November 30,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 85.35	$ 79.48	$ 65.82	$ 47.29	$ 80.34
Income from Investment Operations
Net investment income (loss) D	.27	.21	.13	.27	.11
Net realized and unrealized gain (loss)	13.10	5.80	13.78	18.44	(33.16)
Total from investment operations	13.37	6.01	13.91	18.71	(33.05)
Distributions from net investment income	(.19)	(.14)	(.24)	(.18)	-
Distributions from net realized gain	(2.71)	-	(.01)	-	-
Total distributions	(2.90)	(.14)	(.25)	(.18)	-
Net asset value, end of period	$ 95.82	$ 85.35	$ 79.48	$ 65.82	$ 47.29
Total Return B,C	16.38%	7.57%	21.20%	39.70%	(41.14)%
Ratios to Average Net Assets E,H
Expenses before reductions	.77%	.70%	.72%	.72%	.81% A
Expenses net of fee waivers, if any	.77%	.70%	.72%	.72%	.81% A
Expenses net of all reductions	.77%	.70%	.72%	.72%	.81% A
Net investment income (loss)	.29%	.24%	.18%	.48%	.42% A
Supplemental Data
Net assets, end of period (in millions)	$ 15,454	$ 10,568	$ 6,571	$ 4,050	$ 1,305
Portfolio turnover rate F	33%	36%	36%	64%	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended November 30,	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 85.36	$ 79.48	$ 65.82	$ 55.55
Income from Investment Operations
Net investment income (loss) D	.32	.26	.17	.16
Net realized and unrealized gain (loss)	13.11	5.79	13.77	10.11
Total from investment operations	13.43	6.05	13.94	10.27
Distributions from net investment income	(.22)	(.17)	(.27)	-
Distributions from net realized gain	(2.71)	-	(.01)	-
Total distributions	(2.94) I	(.17)	(.28)	-
Net asset value, end of period	$ 95.85	$ 85.36	$ 79.48	$ 65.82
Total Return B,C	16.46%	7.62%	21.26%	18.49%
Ratios to Average Net Assets E,H
Expenses before reductions	.72%	.65%	.67%	.67% A
Expenses net of fee waivers, if any	.72%	.65%	.67%	.67% A
Expenses net of all reductions	.72%	.65%	.67%	.67% A
Net investment income (loss)	.34%	.30%	.23%	.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 4,298	$ 2,629	$ 1,264	$ 133
Portfolio turnover rate F	33%	36%	36%	64%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to November 30, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.94 per share is comprised of distributions from net investment income of $.224 and distributions from net realized gain of $2.712 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Fund is currently closed to most new accounts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company, Class K, and Class F shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 17,261,347
Gross unrealized depreciation	(2,316,005)
Net unrealized appreciation (depreciation) on securities and other investments	$ 14,945,342

Tax Cost	$ 29,122,473

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 90,343
Undistributed long-term capital gain	$ 1,086,115
Net unrealized appreciation (depreciation)	$ 14,945,292

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 45,344	$ 16,269
Long-term Capital Gains	1,197,704	-
Total	$ 1,243,048	$ 16,269

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,650,130 and $14,803,889, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth Company	$ 45,507.18
Class K	6,761.05
	$ 52,268

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $260 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 100,654.40%		$ 15

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $112 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $71,818. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $1,097 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $518 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Growth Company	$ 14,166	$ 1,033
Class K	23,929	12,176
Class F	7,249	3,060
Total	$ 45,344	$ 16,269
From net realized gain
Growth Company	$ 768,386	$ -
Class K	341,548	-
Class F	87,770	-
Total	$ 1,197,704	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Growth Company
Shares sold	34,382	51,025	$ 3,169,434	$ 4,388,661
Reinvestment of distributions	9,639	12	763,625	1,012
Shares redeemed	(93,623)	(111,230)	(8,603,690)	(9,554,766)
Net increase (decrease)	(49,602)	(60,193)	$ (4,670,631)	$ (5,165,093)
Class K
Shares sold	70,532	62,815	$ 6,533,365	$ 5,422,105
Reinvestment of distributions	4,618	146	365,477	12,176
Shares redeemed	(37,698)	(21,815)	(3,503,096)	(1,876,905)
Net increase (decrease)	37,452	41,146	$ 3,395,746	$ 3,557,376
Class F
Shares sold	16,425	18,542	$ 1,489,905	$ 1,585,903
Reinvestment of distributions	1,201	37	95,019	3,060
Shares redeemed	(3,579)	(3,695)	(339,557)	(317,840)
Net increase (decrease)	14,047	14,884	$ 1,245,367	$ 1,271,123

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 15, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/17/12	12/14/12	$0.336	$2.280
Class K	01/14/13	01/11/13	$0.000	$0.158

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2012, $1,238,742,083, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class K and the retail class show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Company Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the first quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Company Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

GCF-K-UANN-0113
1.863210.104

Fidelity®
130/30 Large Cap
Fund

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Note to shareholders	(Click Here)	Important information about the fund.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, changes in net assets and cash flows as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

On November 14, 2012, the Board of Trustees approved a proposal to merge Fidelity® 130/30 Large Cap Fund into Fidelity® Stock Selector All Cap Fund.  Shareholders of Fidelity 130/30 Large Cap Fund are expected to meet on May 14, 2013, to vote on the proposal. If approved, the merger is expected to be completed on or about June 21, 2013. Fidelity 130/30 Large Cap Fund closed to new investors after the close of business on October 12, 2012.

The note above is not a solicitation of any proxy. More detailed information about the Reorganization will be contained in the proxy statement, which is expected to be available in March 2013.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Life of fundA
Fidelity 130/30 Large Cap Fund	12.72%	-4.70%

A From March 31, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity 130/30 Large Cap Fund, a class of the fund, on March 31, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Keith Quinton, Portfolio Manager of Fidelity® 130/30 Large Cap Fund: For the year, the fund's Retail Class shares returned 12.72%, underperforming the S&P 500®. Security selection detracted, as the fund's quantitative models proved ineffective for much of the period, when stocks were highly correlated. A sizable stake in troubled computer maker Hewlett-Packard was by far the fund's biggest disappointment. I had been bullish on HP for some time, but sold the stock in October after executives lowered earnings guidance and outlined a multiyear turnaround plan. Also in the technology hardware/equipment segment, an underweighting in consumer electronic manufacturer Apple and poor timing with network equipment provider Cisco Systems hurt. I sold Cisco from the fund by period end. Conversely, the fund was helped by refining stocks within the energy sector, which has seen a boom in U.S. natural gas and oil production. Refiners were helped by lower costs and higher margins as a result. Contributors here included Marathon Petroleum and an out-of-index stake in HollyFrontier, which I sold. Elsewhere, PVH, owner of the Tommy Hilfiger brand and a non-index holding, also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	2.41%
Actual		$ 1,000.00	$ 1,141.60	$ 12.90
HypotheticalA		$ 1,000.00	$ 1,012.95	$ 12.13
Class T	2.66%
Actual		$ 1,000.00	$ 1,139.70	$ 14.23
HypotheticalA		$ 1,000.00	$ 1,011.70	$ 13.38
Class B	3.16%
Actual		$ 1,000.00	$ 1,137.30	$ 16.88
HypotheticalA		$ 1,000.00	$ 1,009.20	$ 15.87
Class C	3.16%
Actual		$ 1,000.00	$ 1,137.30	$ 16.88
HypotheticalA		$ 1,000.00	$ 1,009.20	$ 15.87
130/30 Large Cap	2.17%
Actual		$ 1,000.00	$ 1,144.10	$ 11.63
HypotheticalA		$ 1,000.00	$ 1,014.15	$ 10.93
Institutional Class	2.17%
Actual		$ 1,000.00	$ 1,144.50	$ 11.63
HypotheticalA		$ 1,000.00	$ 1,014.15	$ 10.93

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Long Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co	4.3	2.5
Citigroup, Inc	3.7	0.0
Phillips 66	3.7	0.0
Sanofi SA sponsored ADR	3.6	0.0
Oracle Corp.	3.6	0.0
Microsoft Corp.	3.5	2.7
Marathon Petroleum Corp.	3.4	1.2
Amgen, Inc.	3.1	3.4
CVS Caremark Corp.	3.1	2.0
Discover Financial Services	3.1	0.5
	35.1
Top Ten Short Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Forestar Group, Inc.	(0.9)	0.0
Incyte Corp.	(0.9)	0.0
K-Swiss, Inc. Class A	(0.9)	(0.8)
FARO Technologies, Inc.	(0.9)	0.0
Advanced Micro Devices, Inc.	(0.8)	0.0
Annaly Capital Management, Inc.	(0.8)	(0.9)
Intersil Corp. Class A	(0.8)	0.0
Tiffany & Co., Inc.	(0.8)	(1.0)
Computer Programs & Systems, Inc.	(0.8)	(0.7)
Fastenal Co.	(0.8)	0.0
	(8.4)
Market Sectors as of November 30, 2012
As a % of fund's net assets	Long	Short	Net
Information Technology	28.5	(10.9)	17.6
Consumer Staples	13.7	(0.5)	13.2
Health Care	16.3	(3.7)	12.6
Energy	15.4	(3.0)	12.4
Financials	19.4	(7.4)	12.0
Consumer Discretionary	16.2	(4.2)	12.0
Industrials	8.5	(1.8)	6.7
Utilities	4.8	(0.5)	4.3
Telecommunication Services	2.7	0.0	2.7
Materials	3.6	(1.0)	2.6
Market Sectors as of May 31, 2012
As a % of fund's net assets	Long	Short	Net
Information Technology	23.2	(6.0)	17.2
Financials	18.4	(5.0)	13.4
Consumer Discretionary	16.7	(4.3)	12.4
Consumer Staples	12.3	(0.9)	11.4
Energy	17.7	(6.5)	11.2
Industrials	10.6	(0.4)	10.2
Health Care	14.8	(4.9)	9.9
Materials	4.4	0.0	4.4
Utilities	4.9	(1.5)	3.4
Telecommunication Services	4.1	(1.0)	3.1
Equity Exposure (% of fund's net assets)
As of November 30, 2012 †	As of May 31, 2012 ††
Long equity positions* 129.1%	Long equity positions* 127.1%
Short equity positions (33.0)%	Short equity positions (30.5)%
Net equity positions 96.1%	Net equity positions 96.6%
† Foreign investments 21.8%	†† Foreign investments 16.6%

* Long equity positions are adjusted to reflect the effect of future contracts, if applicable.

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

LONG STOCK POSITIONS (b) - 129.1%
	Shares	Value
COMMON STOCKS - 129.1%
CONSUMER DISCRETIONARY - 16.2%
Auto Components - 0.7%
Delphi Automotive PLC	3,600	$ 122,364
Diversified Consumer Services - 0.5%
Grand Canyon Education, Inc. (a)	4,200	99,456
Hotels, Restaurants & Leisure - 0.6%
Bloomin' Brands, Inc.	309	4,891
Icahn Enterprises LP rights (a)	10,900	0
Ruth's Hospitality Group, Inc. (a)	14,700	110,250
		115,141
Household Durables - 1.0%
Jarden Corp.	3,700	195,767
Internet & Catalog Retail - 1.1%
Expedia, Inc.	3,200	197,952
Media - 6.5%
Carmike Cinemas, Inc. (a)	6,400	96,768
CBS Corp. Class B	5,400	194,292
DIRECTV (a)	3,900	193,830
Lions Gate Entertainment Corp. (a)	5,900	96,642
Time Warner, Inc.	4,000	189,200
Valassis Communications, Inc. (a)	9,000	233,820
Virgin Media, Inc.	5,900	207,503
		1,212,055
Specialty Retail - 2.6%
Conn's, Inc. (a)	400	11,312
Foot Locker, Inc.	2,700	96,768
Guess?, Inc.	3,200	82,784
Home Depot, Inc.	2,900	188,703
PetSmart, Inc.	1,400	98,924
		478,491
Textiles, Apparel & Luxury Goods - 3.2%
G-III Apparel Group Ltd. (a)	1,400	53,270
PVH Corp.	4,700	538,573
		591,843
TOTAL CONSUMER DISCRETIONARY		3,013,069
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
CONSUMER STAPLES - 13.7%
Beverages - 3.2%
Coca-Cola Enterprises, Inc.	3,200	$ 99,776
Constellation Brands, Inc. Class A (sub. vtg.) (a)	13,900	498,732
		598,508
Food & Staples Retailing - 5.7%
CVS Caremark Corp.	12,400	576,724
Kroger Co.	8,800	230,912
Wal-Mart Stores, Inc.	3,400	244,868
		1,052,504
Food Products - 2.4%
Dean Foods Co. (a)	6,300	107,982
Ingredion, Inc.	1,500	97,425
Post Holdings, Inc. (a)	3,100	106,764
Tyson Foods, Inc. Class A	7,100	136,107
		448,278
Personal Products - 0.7%
Prestige Brands Holdings, Inc. (a)	6,370	137,592
Tobacco - 1.7%
Imperial Tobacco Group PLC	5,605	224,232
Japan Tobacco, Inc.	3,100	92,952
		317,184
TOTAL CONSUMER STAPLES		2,554,066
ENERGY - 15.4%
Energy Equipment & Services - 4.7%
Ensco PLC Class A	6,900	401,787
Exterran Holdings, Inc. (a)	4,500	93,915
Transocean Ltd. (United States)	8,300	383,460
		879,162
Oil, Gas & Consumable Fuels - 10.7%
Chevron Corp.	5,300	560,157
EPL Oil & Gas, Inc. (a)	5,700	119,643
Marathon Petroleum Corp.	10,500	625,170
Phillips 66	13,100	686,047
		1,991,017
TOTAL ENERGY		2,870,179
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
FINANCIALS - 19.4%
Capital Markets - 1.0%
Apollo Global Management LLC Class A	6,300	$ 98,847
KKR & Co. LP	6,500	89,375
		188,222
Commercial Banks - 1.0%
Wells Fargo & Co.	5,800	191,458
Consumer Finance - 3.1%
Discover Financial Services	13,800	574,218
Diversified Financial Services - 9.1%
Citigroup, Inc.	20,100	694,857
JPMorgan Chase & Co.	19,300	792,845
KKR Financial Holdings LLC	19,000	199,690
		1,687,392
Insurance - 4.7%
AFLAC, Inc.	1,800	95,382
Allied World Assurance Co. Holdings Ltd.	1,200	97,404
Axis Capital Holdings Ltd.	2,700	97,119
Lincoln National Corp.	8,300	205,010
The Travelers Companies, Inc.	5,500	389,510
		884,425
Thrifts & Mortgage Finance - 0.5%
Ocwen Financial Corp. (a)	2,700	96,822
TOTAL FINANCIALS		3,622,537
HEALTH CARE - 16.3%
Biotechnology - 5.6%
Amgen, Inc.	6,500	577,200
PDL BioPharma, Inc.	33,400	263,860
United Therapeutics Corp. (a)	3,600	189,180
		1,030,240
Health Care Equipment & Supplies - 2.2%
Covidien PLC	1,600	92,976
Integra LifeSciences Holdings Corp. (a)	2,600	100,776
Zimmer Holdings, Inc.	3,300	217,701
		411,453
Health Care Providers & Services - 2.0%
CIGNA Corp.	7,200	376,344
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - 6.5%
Mylan, Inc. (a)	8,800	$ 239,184
Sanofi SA sponsored ADR	15,300	682,686
Warner Chilcott PLC	5,900	68,794
Watson Pharmaceuticals, Inc. (a)	2,500	220,025
		1,210,689
TOTAL HEALTH CARE		3,028,726
INDUSTRIALS - 8.5%
Aerospace & Defense - 3.3%
Ducommun, Inc. (a)	3,600	56,412
Textron, Inc.	23,400	549,666
		606,078
Airlines - 1.1%
US Airways Group, Inc. (a)	16,400	211,396
Building Products - 0.7%
A.O. Smith Corp.	2,000	125,900
Construction & Engineering - 1.2%
MasTec, Inc. (a)	5,700	130,188
URS Corp.	2,700	101,736
		231,924
Machinery - 1.6%
Ingersoll-Rand PLC	2,500	121,950
Oshkosh Truck Corp. (a)	1,800	52,830
Terex Corp. (a)	5,100	123,369
		298,149
Trading Companies & Distributors - 0.6%
AerCap Holdings NV (a)	8,800	110,088
TOTAL INDUSTRIALS		1,583,535
INFORMATION TECHNOLOGY - 28.5%
Communications Equipment - 3.2%
Brocade Communications Systems, Inc. (a)	74,000	420,320
Motorola Solutions, Inc.	3,400	185,130
		605,450
Computers & Peripherals - 4.4%
Apple, Inc.	700	409,696
Lexmark International, Inc. Class A	9,500	231,135
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Seagate Technology	3,200	$ 80,320
Western Digital Corp.	2,700	90,288
		811,439
Electronic Equipment & Components - 1.7%
Flextronics International Ltd. (a)	36,800	213,072
Ingram Micro, Inc. Class A (a)	5,900	95,580
		308,652
Internet Software & Services - 1.0%
Demand Media, Inc. (a)	11,500	102,350
Yahoo!, Inc. (a)	5,000	93,850
		196,200
IT Services - 6.5%
Accenture PLC Class A	3,000	203,760
Acxiom Corp. (a)	9,892	174,989
Alliance Data Systems Corp. (a)	1,500	213,735
Computer Sciences Corp.	2,600	98,956
EPAM Systems, Inc.	4,700	96,679
Fidelity National Information Services, Inc.	5,900	212,990
WNS Holdings Ltd. sponsored ADR (a)	20,100	213,663
		1,214,772
Semiconductors & Semiconductor Equipment - 3.0%
Mellanox Technologies Ltd. (a)	1,100	80,168
Samsung Electronics Co. Ltd.	369	479,274
		559,442
Software - 8.7%
BMC Software, Inc. (a)	2,400	98,304
Microsoft Corp.	24,100	641,542
Oracle Corp.	21,100	677,310
Symantec Corp. (a)	10,600	198,856
		1,616,012
TOTAL INFORMATION TECHNOLOGY		5,311,967
MATERIALS - 3.6%
Chemicals - 2.6%
Ashland, Inc.	1,500	106,380
Chemtura Corp. (a)	6,100	123,952
Cytec Industries, Inc.	1,400	96,096
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
MATERIALS - continued
Chemicals - continued
Eastman Chemical Co.	1,900	$ 115,615
Innospec, Inc.	1,600	50,928
		492,971
Containers & Packaging - 1.0%
Rock-Tenn Co. Class A	2,800	182,112
TOTAL MATERIALS		675,083
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.1%
CenturyLink, Inc.	5,100	198,084
Nippon Telegraph & Telephone Corp. sponsored ADR	8,900	199,627
		397,711
Wireless Telecommunication Services - 0.6%
MetroPCS Communications, Inc. (a)	10,600	112,890
TOTAL TELECOMMUNICATION SERVICES		510,601
UTILITIES - 4.8%
Electric Utilities - 3.2%
ITC Holdings Corp.	1,300	102,115
Pinnacle West Capital Corp.	1,800	92,628
PNM Resources, Inc.	16,600	350,758
UNS Energy Corp.	1,300	55,354
		600,855
Multi-Utilities - 1.6%
CenterPoint Energy, Inc.	4,600	90,758
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
UTILITIES - continued
Multi-Utilities - continued
CMS Energy Corp.	4,000	$ 97,720
Sempra Energy	1,400	95,788
		284,266
TOTAL UTILITIES		885,121
TOTAL INVESTMENT PORTFOLIO - 129.1% (Cost $22,659,976)		24,054,884
TOTAL SHORT STOCK POSITIONS - (33.0)% (Proceeds $6,284,091)		(6,147,470)
NET OTHER ASSETS (LIABILITIES) - 3.9%		727,009
NET ASSETS - 100%		$ 18,634,423
SHORT STOCK POSITIONS - (33.0)%
COMMON STOCKS - (33.0)%
CONSUMER DISCRETIONARY - (4.2)%
Hotels, Restaurants & Leisure - (1.2)%
MGM Mirage, Inc.	(8,500)	$ (86,275)
Morgans Hotel Group Co.	(23,600)	(138,060)
		(224,335)
Household Durables - (0.5)%
Standard Pacific Corp.	(14,200)	(95,140)
Leisure Equipment & Products - (0.3)%
Callaway Golf Co.	(9,000)	(60,660)
Media - (0.5)%
IMAX Corp.	(4,300)	(93,095)
Specialty Retail - (0.8)%
Tiffany & Co., Inc.	(2,500)	(147,450)
SHORT STOCK POSITIONS - continued
Shares	Value
COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - (0.9)%
K-Swiss, Inc. Class A	(52,200)	$ (161,298)
TOTAL CONSUMER DISCRETIONARY		(781,978)
CONSUMER STAPLES - (0.5)%
Food & Staples Retailing - (0.5)%
PriceSmart, Inc.	(1,200)	(93,024)
ENERGY - (3.0)%
Oil, Gas & Consumable Fuels - (3.0)%
Clayton Williams Energy, Inc.	(2,300)	(93,633)
FX Energy, Inc.	(23,100)	(92,631)
Goodrich Petroleum Corp.	(10,600)	(95,506)
PDC Energy, Inc.	(3,700)	(132,756)
Ultra Petroleum Corp.	(6,900)	(138,345)
		(552,871)
FINANCIALS - (7.4)%
Capital Markets - (1.0)%
HFF, Inc.	(6,800)	(100,844)
Janus Capital Group, Inc.	(11,600)	(95,120)
		(195,964)
Commercial Banks - (2.5)%
Bank of Hawaii Corp.	(2,200)	(95,634)
TCF Financial Corp.	(8,300)	(98,604)
Valley National Bancorp	(13,060)	(124,592)
Westamerica Bancorp.	(3,300)	(140,448)
		(459,278)
Diversified Financial Services - (0.5)%
CME Group, Inc.	(1,700)	(93,959)
SHORT STOCK POSITIONS - continued
	Shares	Value
COMMON STOCKS - continued
FINANCIALS - continued
Insurance - (0.5)%
Progressive Corp.	(4,200)	$ (89,250)
Real Estate Investment Trusts - (2.0)%
Annaly Capital Management, Inc.	(10,200)	(150,144)
Digital Realty Trust, Inc.	(1,500)	(96,810)
Plum Creek Timber Co., Inc.	(2,800)	(119,980)
		(366,934)
Real Estate Management & Development - (0.9)%
Forestar Group, Inc.	(11,200)	(165,536)
TOTAL FINANCIALS		(1,370,921)
HEALTH CARE - (3.7)%
Biotechnology - (1.9)%
Anacor Pharmaceuticals, Inc.	(16,400)	(86,920)
Dendreon Corp.	(6,800)	(30,260)
Incyte Corp.	(9,200)	(161,920)
Verastem, Inc.	(10,000)	(68,100)
		(347,200)
Health Care Equipment & Supplies - (0.5)%
Becton, Dickinson & Co.	(1,200)	(92,004)
Health Care Technology - (0.8)%
Computer Programs & Systems, Inc.	(2,900)	(145,203)
Life Sciences Tools & Services - (0.5)%
Sequenom, Inc.	(20,200)	(98,374)
TOTAL HEALTH CARE		(682,781)
SHORT STOCK POSITIONS - continued
	Shares	Value
COMMON STOCKS - continued
INDUSTRIALS - (1.8)%
Machinery - (1.0)%
Navistar International Corp.	(4,200)	$ (85,722)
SPX Corp.	(1,600)	(108,992)
		(194,714)
Trading Companies & Distributors - (0.8)%
Fastenal Co.	(3,400)	(142,154)
TOTAL INDUSTRIALS		(336,868)
INFORMATION TECHNOLOGY - (10.9)%
Communications Equipment - (1.0)%
Ixia	(6,100)	(91,622)
Riverbed Technology, Inc.	(5,100)	(91,290)
		(182,912)
Electronic Equipment & Components - (2.5)%
Cognex Corp.	(2,900)	(103,878)
Dolby Laboratories, Inc. Class A	(2,900)	(96,773)
FARO Technologies, Inc.	(4,500)	(158,760)
IPG Photonics Corp.	(1,700)	(100,470)
		(459,881)
Internet Software & Services - (0.5)%
WebMD Health Corp.	(6,900)	(96,945)
Semiconductors & Semiconductor Equipment - (6.4)%
Advanced Micro Devices, Inc.	(71,700)	(157,740)
Atmel Corp.	(18,100)	(101,179)
International Rectifier Corp.	(6,100)	(104,188)
Intersil Corp. Class A	(20,800)	(148,304)
Microchip Technology, Inc.	(2,900)	(88,218)
Power Integrations, Inc.	(2,900)	(90,219)
Silicon Laboratories, Inc.	(2,300)	(96,186)
Teradyne, Inc.	(6,000)	(93,840)
Tessera Technologies, Inc.	(7,100)	(115,375)
SHORT STOCK POSITIONS - continued
	Shares	Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Texas Instruments, Inc.	(3,600)	$ (106,092)
Volterra Semiconductor Corp.	(5,600)	(98,336)
		(1,199,677)
Software - (0.5)%
Splunk, Inc.	(3,300)	(99,660)
TOTAL INFORMATION TECHNOLOGY		(2,039,075)
MATERIALS - (1.0)%
Chemicals - (0.6)%
Air Products & Chemicals, Inc.	(1,300)	(107,822)
Metals & Mining - (0.4)%
Silver Standard Resources, Inc.	(6,400)	(86,400)
TOTAL MATERIALS		(194,222)
UTILITIES - (0.5)%
Electric Utilities - (0.5)%
Duke Energy Corp.	(1,500)	(95,730)
TOTAL SHORT STOCK POSITIONS - (33.0)% (Proceeds $6,284,091)	$ (6,147,470)
Legend
(a) Non-income producing
(b) A portion of the securities, totaling $19,373,807, are pledged with brokers as collateral for securities sold short.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income
Fidelity Cash Central Fund	$ 718
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,013,069	$ 3,013,069	$ -	$ -
Consumer Staples	2,554,066	2,461,114	92,952	-
Energy	2,870,179	2,870,179	-	-
Financials	3,622,537	3,622,537	-	-
Health Care	3,028,726	3,028,726	-	-
Industrials	1,583,535	1,583,535	-	-
Information Technology	5,311,967	5,311,967	-	-
Materials	675,083	675,083	-	-
Telecommunication Services	510,601	510,601	-	-
Utilities	885,121	885,121	-	-
Short Positions	(6,147,470)	(6,147,470)	-	-
Total Investments in Securities:	$ 17,907,414	$ 17,814,462	$ 92,952	$ -
Distributions of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.2%
France	3.6%
United Kingdom	3.3%
Ireland	3.0%
Switzerland	2.6%
Korea (South)	2.6%
Bailiwick of Jersey	1.9%
Japan	1.6%
Singapore	1.2%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $22,659,976)		$ 24,054,884
Foreign currency held at value (cost $1,049)		1,049
Receivable for investments sold		1,276,322
Receivable for fund shares sold		17,697
Dividends receivable		51,875
Distributions receivable from Fidelity Central Funds		45
Prepaid expenses		46
Receivable from investment adviser for expense reductions		3,767
Total assets		25,405,685

Liabilities
Payable to custodian bank	$ 105,705
Payable for investments purchased	404,745
Securities sold short at value (proceeds $6,284,091)	6,147,470
Dividend expense payable on securities sold short	7,322
Payable for fund shares redeemed	16,674
Accrued management fee	9,180
Distribution and service plan fees payable	1,708
Other affiliated payables	5,774
Other payables and accrued expenses	72,684
Total liabilities		6,771,262

Net Assets		$ 18,634,423
Net Assets consist of:
Paid in capital		$ 84,597,325
Undistributed net investment income		98,436
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(67,592,372)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,531,034
Net Assets		$ 18,634,423

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,562,881 ÷ 199,913 shares)	$ 7.82

Maximum offering price per share (100/94.25 of $7.82)	$ 8.30
Class T: Net Asset Value and redemption price per share ($1,017,523 ÷ 131,231 shares)	$ 7.75

Maximum offering price per share (100/96.50 of $7.75)	$ 8.03
Class B: Net Asset Value and offering price per share ($243,165 ÷ 31,909 shares)A	$ 7.62

Class C: Net Asset Value and offering price per share ($914,735 ÷ 120,077 shares)A	$ 7.62

130/30 Large Cap: Net Asset Value, offering price and redemption price per share ($14,816,825 ÷ 1,886,269 shares)	$ 7.86

Institutional Class: Net Asset Value, offering price and redemption price per share ($79,294 ÷ 10,118 shares)	$ 7.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2012

Investment Income
Dividends		$ 533,056
Income from Fidelity Central Funds		718
Total income		533,774

Expenses
Management fee Basic fee	$ 177,336
Performance adjustment	(60,148)
Transfer agent fees	62,875
Distribution and service plan fees	21,013
Accounting fees and expenses	10,176
Custodian fees and expenses	37,899
Independent trustees' compensation	139
Registration fees	71,491
Audit	65,634
Legal	90
Interest	46,304
Dividend expenses for securities sold short	108,026
Miscellaneous	229
Total expenses before reductions	541,064
Expense reductions	(101,629)	439,435
Net investment income (loss)		94,339
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,851,872
Foreign currency transactions	(2,241)
Securities Sold Short	(574,133)
Total net realized gain (loss)		1,275,498
Change in net unrealized appreciation (depreciation) on: Investment securities	1,111,679
Assets and liabilities in foreign currencies	(187)
Total change in net unrealized appreciation (depreciation)		1,111,492
Net gain (loss)		2,386,990
Net increase (decrease) in net assets resulting from operations		$ 2,481,329

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 94,339	$ (48,037)
Net realized gain (loss)	1,275,498	3,057,111
Change in net unrealized appreciation (depreciation)	1,111,492	(2,429,279)
Net increase (decrease) in net assets resulting from operations	2,481,329	579,795
Distributions to shareholders from net realized gain	(19,061)	-
Share transactions - net increase (decrease)	(6,743,426)	(4,332,753)
Total increase (decrease) in net assets	(4,281,158)	(3,752,958)

Net Assets
Beginning of period	22,915,581	26,668,539
End of period (including undistributed net investment income of $98,436 and undistributed net investment income of $0, respectively)	$ 18,634,423	$ 22,915,581

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Cash Flows

Year ended November 30, 2012
Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 2,481,329
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities related to operations:
Change in receivable for investments sold	387,805
Change in dividends receivable and distributions receivable from Fidelity Central Funds	10,978
Change in prepaid expenses	41
Change in receivable from investment advisor for expense reductions	(3,767)
Change in payable for investments purchased	(1,765,197)
Change in dividend expense payable on securities sold short	4,377
Change in other payables and accrued expenses	9,556
Purchases of long term investments	(70,146,637)
Proceeds from sale of long term investments	79,757,744
Purchase of and proceeds from short term investments - net	391,310
Net cash from return of capital distributions	7,242
Purchases of covers for securities sold short	(20,887,725)
Proceeds from securities sold short	18,815,065
Net realized gain on investments, foreign currency transactions and securities sold short	(1,275,498)
Change in net unrealized (appreciation) depreciation on investments, foreign currency transactions and securities sold short	(1,111,492)
Net cash provided by operating activities	6,675,131

Cash flows from financing activities:
Proceeds from sales of shares	4,997,782
Distributions to shareholders net of reinvestments	(972)
Cost of shares redeemed	(11,780,459)
Change in accrued broker fees on securities borrowed	1,636
Change in payable to custodian bank	105,705
Net cash used in financing activities	(6,676,308)

Net decrease in cash and cash equivalents	(1,177)
Cash and foreign currency, beginning of period	2,226
Cash and foreign currency, end of period	$ 1,049
(Cash paid during the period for interest $44,668)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.96	$ 6.82	$ 6.48	$ 6.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	(.02)	(.03)	.03	- J
Net realized and unrealized gain (loss)	.84	.16	.40	.10	(3.62)
Total from investment operations	.86	.14	.37	.13	(3.62)
Distributions from net investment income	-	-	(.02)	(.03)	-
Distributions from net realized gain	-	-	(.01)	-	-
Total distributions	-	-	(.03)	(.03)	-
Net asset value, end of period	$ 7.82	$ 6.96	$ 6.82	$ 6.48	$ 6.38
Total Return B, C, D	12.36%	2.05%	5.75%	2.04%	(36.20)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.76%	2.23%	2.25%	2.26%	2.63% A
Expenses net of fee waivers, if any	2.30%	2.12%	2.19%	2.19%	2.50% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.01%	1.67%	1.61%	1.62%	1.68% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.53%	1.54%	1.51%	1.53%	1.55% A
Net investment income (loss)	.31%	(.34)%	(.49)%	.47%	.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,563	$ 1,639	$ 1,440	$ 1,898	$ 7,648
Portfolio turnover rate G	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.92	$ 6.80	$ 6.47	$ 6.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- J	(.04)	(.05)	.01	(.01)
Net realized and unrealized gain (loss)	.83	.16	.41	.10	(3.62)
Total from investment operations	.83	.12	.36	.11	(3.63)
Distributions from net investment income	-	-	(.02)	(.01)	-
Distributions from net realized gain	-	-	(.01)	-	-
Total distributions	-	-	(.03)	(.01)	-
Net asset value, end of period	$ 7.75	$ 6.92	$ 6.80	$ 6.47	$ 6.37
Total Return B, C, D	11.99%	1.76%	5.54%	1.75%	(36.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.03%	2.47%	2.49%	2.43%	2.96% A
Expenses net of fee waivers, if any	2.55%	2.35%	2.44%	2.43%	2.75% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.29%	1.91%	1.85%	1.79%	2.01% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.78%	1.77%	1.76%	1.77%	1.80% A
Net investment income (loss)	.06%	(.57)%	(.74)%	.23%	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,018	$ 1,162	$ 825	$ 973	$ 1,703
Portfolio turnover rate G	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.84	$ 6.75	$ 6.43	$ 6.35	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.08)	(.08)	(.02)	(.04)
Net realized and unrealized gain (loss)	.81	.17	.40	.10	(3.61)
Total from investment operations	.78	.09	.32	.08	(3.65)
Net asset value, end of period	$ 7.62	$ 6.84	$ 6.75	$ 6.43	$ 6.35
Total Return B, C, D	11.40%	1.33%	4.98%	1.26%	(36.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.52%	3.01%	3.02%	2.92%	3.45% A
Expenses net of fee waivers, if any	3.05%	2.87%	2.94%	2.92%	3.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.77%	2.45%	2.38%	2.28%	2.50% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	2.28%	2.29%	2.26%	2.25%	2.30% A
Net investment income (loss)	(.44)%	(1.08)%	(1.24)%	(.26)%	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 243	$ 278	$ 410	$ 593	$ 912
Portfolio turnover rate G	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.83	$ 6.74	$ 6.42	$ 6.35	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.08)	(.08)	(.02)	(.04)
Net realized and unrealized gain (loss)	.82	.17	.40	.09	(3.61)
Total from investment operations	.79	.09	.32	.07	(3.65)
Net asset value, end of period	$ 7.62	$ 6.83	$ 6.74	$ 6.42	$ 6.35
Total Return B, C, D	11.57%	1.34%	4.98%	1.10%	(36.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.49%	2.96%	3.00%	2.96%	3.43% A
Expenses net of fee waivers, if any	3.05%	2.86%	2.94%	2.94%	3.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.75%	2.40%	2.36%	2.32%	2.48% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	2.28%	2.28%	2.26%	2.28%	2.30% A
Net investment income (loss)	(.44)%	(1.08)%	(1.24)%	(.28)%	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 915	$ 860	$ 641	$ 867	$ 1,925
Portfolio turnover rate G	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - 130/30 Large Cap

Years ended November 30,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 6.98	$ 6.82	$ 6.50	$ 6.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	(.01)	(.02)	.04	.02
Net realized and unrealized gain (loss)	.85	.17	.40	.10	(3.62)
Total from investment operations	.89	.16	.38	.14	(3.60)
Distributions from net investment income	-	-	(.05)	(.04)	-
Distributions from net realized gain	(.01)	-	(.01)	-	-
Total distributions	(.01)	-	(.06)	(.04)	-
Net asset value, end of period	$ 7.86	$ 6.98	$ 6.82	$ 6.50	$ 6.40
Total Return B, C	12.72%	2.35%	5.94%	2.15%	(36.00)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.52%	1.97%	1.99%	1.96%	2.32% A
Expenses net of fee waivers, if any	2.05%	1.86%	1.94%	1.94%	2.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	1.77%	1.41%	1.35%	1.32%	1.37% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.28%	1.28%	1.26%	1.28%	1.30% A
Net investment income (loss)	.56%	(.08)%	(.25)%	.72%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,817	$ 18,867	$ 17,690	$ 21,850	$ 101,323
Portfolio turnover rate F	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 31, 2008 (commencement of operations) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 6.98	$ 6.81	$ 6.50	$ 6.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	(.01)	(.01)	.05	.02
Net realized and unrealized gain (loss)	.84	.18	.41	.09	(3.62)
Total from investment operations	.88	.17	.40	.14	(3.60)
Distributions from net investment income	-	-	(.08)	(.04)	-
Distributions from net realized gain	(.02)	-	(.01)	-	-
Total distributions	(.02)	-	(.09)	(.04)	-
Net asset value, end of period	$ 7.84	$ 6.98	$ 6.81	$ 6.50	$ 6.40
Total Return B, C	12.69%	2.50%	6.22%	2.15%	(36.00)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.52%	2.08%	1.87%	1.79%	2.39% A
Expenses net of fee waivers, if any	2.05%	1.87%	1.87%	1.79%	2.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	1.77%	1.52%	1.23%	1.15%	1.44% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.28%	1.29%	1.19%	1.12%	1.30% A
Net investment income (loss)	.56%	(.09)%	(.17)%	.87%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 79	$ 109	$ 5,662	$ 4,073	$ 2,954
Portfolio turnover rate F	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 31, 2008 (commencement of operations) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

1. Organization.

Fidelity 130/30 Large Cap Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, 130/30 Large Cap and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Effective after the close of business on October 12, 2012, the Fund's other share classes were closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Long and short positions in equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price (last ask price to value short positions) or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income and dividend expense on securities sold short, are recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain payments in-lieu of dividends on short sales, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,089,921
Gross unrealized depreciation	(827,624)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,262,297

Tax Cost	$ 22,792,587

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 98,436
Capital loss carryforward	$ (67,459,760)
Net unrealized appreciation (depreciation)	$ 1,398,423

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (12,663,271)
2017	(54,796,489)
Total capital loss carryforward	$ (67,459,760)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 19,061	$ -

Short Sales. Consistent with its investment objective, the Fund holds long securities that it expects to outperform the market and sells securities short in issuers expected to underperform the market. The Fund intends to maintain a net long exposure (the market value of long positions less the market value of short positions) of 100%, normally targeting long and short positions of approximately 130% and 30% of the Fund's net assets, respectively. In a short sale transaction, the Fund sells securities it does not own, but has borrowed from a broker, in anticipation of a decline in the market value of the securities. To complete or "close out" a short sale, the Fund must purchase the same securities at the current market price and deliver them to the broker. Until the Fund closes out a short position, it is obligated to pay the broker fees incurred on borrowing the securities. The fees, which are net of rebates, are recorded as interest expense in the accompanying Statement of Operations. The Fund is required to maintain a margin account with the broker and to pledge a portion of its assets as collateral to the broker in an amount not less than the value of the borrowed securities. The collateral is marked-to-market daily and any such pledged collateral is identified in the Schedule of Investments. The Fund is subject to risk of loss if the broker were to fail to perform its

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short Sales - continued

obligations under the contract. Short positions are reported at value in the accompanying Schedule of Investments under the caption "Short Stock Positions" and in the accompanying Statement of Assets & Liabilities. Dividends declared on short positions are recorded as dividend expense in the accompanying Statement of Operations and the Fund is obligated to pay the broker any dividends due on securities sold short. In the event the price of a security sold short increases between the short sale and when the Fund closes out the short sale, the Fund will incur a loss. The Fund will realize a gain if the security declines in value between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are theoretically unlimited because the short position loses value as the securities' price increases. The Fund's ultimate obligation to satisfy the short sale may exceed the amount shown in the accompanying Statement of Assets & Liabilities.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short sales and short-term securities, aggregated $70,146,637 and $79,757,744, respectively. Securities sold short and purchases to cover securities sold short aggregated $18,815,065 and $20,887,725, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of 130/30 Large Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 4,059	$ 30
Class T	.25%	.25%	5,018	31
Class B	.75%	.25%	2,569	1,928
Class C	.75%	.25%	9,367	1,879
			$ 21,013	$ 3,868

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 829
Class T	277
Class B*	1,722
Class C*	154
$ 2,982

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,919.30
Class T	3,352.33
Class B	776.30
Class C	2,852.30
130/30 Large Cap	50,774.30
Institutional Class	202.29
	$ 62,875

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,670 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $59 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense and dividend expense on securities sold short, including

Annual Report

7. Expense Reductions - continued

commitment fees, are excluded from this reimbursement. As a result, actual expenses paid by a shareholder may be higher than the limitations listed in the table below.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.55%	$ 7,498
Class T	1.80%	4,868
Class B	2.30%	1,207
Class C	2.30%	4,156
130/30 Large Cap	1.30%	79,026
Institutional Class	1.30%	326
		$ 97,081

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,548 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net realized gain
130/30 Large Cap	$ 18,728	$ -
Institutional Class	333	-
Total	$ 19,061	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	39,024	199,158	$ 289,377	$ 1,534,399
Shares redeemed	(74,580)	(174,924)	(552,667)	(1,292,685)
Net increase (decrease)	(35,556)	24,234	$ (263,290)	$ 241,714
Class T
Shares sold	37,353	142,627	$ 272,905	$ 1,085,983
Shares redeemed	(73,975)	(96,147)	(549,176)	(665,488)
Net increase (decrease)	(36,622)	46,480	$ (276,271)	$ 420,495

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class B
Shares sold	6,047	4,146	$ 43,674	$ 28,364
Shares redeemed	(14,831)	(24,304)	(107,897)	(168,493)
Net increase (decrease)	(8,784)	(20,158)	$ (64,223)	$ (140,129)
Class C
Shares sold	29,523	112,916	$ 212,297	$ 850,566
Shares redeemed	(35,356)	(81,994)	(259,118)	(568,719)
Net increase (decrease)	(5,833)	30,922	$ (46,821)	$ 281,847
130/30 Large Cap
Shares sold	560,758	2,062,899	$ 4,144,175	$ 15,809,116
Reinvestment of distributions	2,618	-	17,777	-
Shares redeemed	(1,378,653)	(1,954,365)	(10,216,015)	(14,497,661)
Net increase (decrease)	(815,277)	108,534	$ (6,054,063)	$ 1,311,455
Institutional Class
Shares sold	4,062	8,011	$ 30,477	$ 62,450
Reinvestment of distributions	46	-	312	-
Shares redeemed	(9,634)	(824,313)	(69,547)	(6,510,585)
Net increase (decrease)	(5,526)	(816,302)	$ (38,758)	$ (6,448,135)

10. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Stock Selector All Cap Fund. The agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for corresponding shares of Fidelity Stock Selector All Cap Fund equal in value to the net assets of the Fund on the day the reorganization is effective.

A meeting of shareholders of the Fund is expected to be held during the second quarter of 2013. If approved by shareholders, the reorganization is expected to become effective on or about June 21, 2013. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity 130/30 Large Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Fidelity 130/30 Large Cap Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity 130/30 Large Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 16, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

130/30 Large Cap designates 100% of the dividend distributed in December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

130/30 Large Cap designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity 130/30 Large Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity 130/30 Large Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the fourth quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 5% means that 95% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity 130/30 Large Cap Fund

In 2009, the fund changed the Total Mapped Group against which it compares its management fee.

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of each of Class T and Class B ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management &
Research Company (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FLC-UANN-0113
1.859192.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

130/30 Large Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2012

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes
of Fidelity ® 130/30
Large Cap Fund

Contents

Note to shareholders	(Click Here)	Important information about the fund.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, changes in net assets and cash flows as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

On November 14, 2012, the Board of Trustees approved a proposal to merge Fidelity® 130/30 Large Cap Fund into Fidelity® Stock Selector All Cap Fund. Shareholders of Fidelity 130/30 Large Cap Fund are expected to meet on May 14, 2013, to vote on the proposal. If approved, the merger is expected to be completed on or about June 21, 2013, and Advisor Class shareholders of Fidelity 130/30 Large Cap Fund will receive Advisor Class shares of Fidelity Stock Selector All Cap Fund. Fidelity 130/30 Large Cap Fund closed to new investors after the close of business on October 12, 2012.

The note above is not a solicitation of any proxy. More detailed information about the Reorganization will be contained in the proxy statement, which is expected to be available in March 2013.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	5.90%	-6.14%
Class T (incl. 3.50% sales charge)	8.07%	-5.92%
Class B (incl. contingent deferred sales charge)B	6.40%	-6.07%
Class C (incl. contingent deferred sales charge)C	10.57%	-5.66%

A From March 31, 2008.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® 130/30 Large Cap Fund - Class A on March 31, 2008, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Keith Quinton, Portfolio Manager of Fidelity Advisor® 130/30 Large Cap Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 12.36%, 11.99%, 11.40% and 11.57%, respectively (excluding sales charges), underperforming the S&P 500®. Security selection detracted, as the fund's quantitative models proved ineffective for much of the period, when stocks were highly correlated. A sizable stake in troubled computer maker Hewlett-Packard was by far the fund's biggest disappointment. I had been bullish on HP for some time, but sold the stock in October after executives lowered earnings guidance and outlined a multiyear turnaround plan. Also in the technology hardware/equipment segment, an underweighting in consumer electronic manufacturer Apple and poor timing with network equipment provider Cisco Systems hurt. I sold Cisco from the fund by period end. Conversely, the fund was helped by refining stocks within the energy sector, which has seen a boom in U.S. natural gas and oil production. Refiners were helped by lower costs and higher margins as a result. Contributors here included Marathon Petroleum and an out-of-index stake in HollyFrontier, which I sold. Elsewhere, PVH, owner of the Tommy Hilfiger brand and a non-index holding, also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	2.41%
Actual		$ 1,000.00	$ 1,141.60	$ 12.90
HypotheticalA		$ 1,000.00	$ 1,012.95	$ 12.13
Class T	2.66%
Actual		$ 1,000.00	$ 1,139.70	$ 14.23
HypotheticalA		$ 1,000.00	$ 1,011.70	$ 13.38
Class B	3.16%
Actual		$ 1,000.00	$ 1,137.30	$ 16.88
HypotheticalA		$ 1,000.00	$ 1,009.20	$ 15.87
Class C	3.16%
Actual		$ 1,000.00	$ 1,137.30	$ 16.88
HypotheticalA		$ 1,000.00	$ 1,009.20	$ 15.87
130/30 Large Cap	2.17%
Actual		$ 1,000.00	$ 1,144.10	$ 11.63
HypotheticalA		$ 1,000.00	$ 1,014.15	$ 10.93
Institutional Class	2.17%
Actual		$ 1,000.00	$ 1,144.50	$ 11.63
HypotheticalA		$ 1,000.00	$ 1,014.15	$ 10.93

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Long Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co	4.3	2.5
Citigroup, Inc	3.7	0.0
Phillips 66	3.7	0.0
Sanofi SA sponsored ADR	3.6	0.0
Oracle Corp.	3.6	0.0
Microsoft Corp.	3.5	2.7
Marathon Petroleum Corp.	3.4	1.2
Amgen, Inc.	3.1	3.4
CVS Caremark Corp.	3.1	2.0
Discover Financial Services	3.1	0.5
	35.1
Top Ten Short Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Forestar Group, Inc.	(0.9)	0.0
Incyte Corp.	(0.9)	0.0
K-Swiss, Inc. Class A	(0.9)	(0.8)
FARO Technologies, Inc.	(0.9)	0.0
Advanced Micro Devices, Inc.	(0.8)	0.0
Annaly Capital Management, Inc.	(0.8)	(0.9)
Intersil Corp. Class A	(0.8)	0.0
Tiffany & Co., Inc.	(0.8)	(1.0)
Computer Programs & Systems, Inc.	(0.8)	(0.7)
Fastenal Co.	(0.8)	0.0
	(8.4)
Market Sectors as of November 30, 2012
As a % of fund's net assets	Long	Short	Net
Information Technology	28.5	(10.9)	17.6
Consumer Staples	13.7	(0.5)	13.2
Health Care	16.3	(3.7)	12.6
Energy	15.4	(3.0)	12.4
Financials	19.4	(7.4)	12.0
Consumer Discretionary	16.2	(4.2)	12.0
Industrials	8.5	(1.8)	6.7
Utilities	4.8	(0.5)	4.3
Telecommunication Services	2.7	0.0	2.7
Materials	3.6	(1.0)	2.6
Market Sectors as of May 31, 2012
As a % of fund's net assets	Long	Short	Net
Information Technology	23.2	(6.0)	17.2
Financials	18.4	(5.0)	13.4
Consumer Discretionary	16.7	(4.3)	12.4
Consumer Staples	12.3	(0.9)	11.4
Energy	17.7	(6.5)	11.2
Industrials	10.6	(0.4)	10.2
Health Care	14.8	(4.9)	9.9
Materials	4.4	0.0	4.4
Utilities	4.9	(1.5)	3.4
Telecommunication Services	4.1	(1.0)	3.1
Equity Exposure (% of fund's net assets)
As of November 30, 2012 †	As of May 31, 2012 ††
Long equity positions* 129.1%	Long equity positions* 127.1%
Short equity positions (33.0)%	Short equity positions (30.5)%
Net equity positions 96.1%	Net equity positions 96.6%
† Foreign investments 21.8%	†† Foreign investments 16.6%

* Long equity positions are adjusted to reflect the effect of future contracts, if applicable.

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

LONG STOCK POSITIONS (b) - 129.1%
	Shares	Value
COMMON STOCKS - 129.1%
CONSUMER DISCRETIONARY - 16.2%
Auto Components - 0.7%
Delphi Automotive PLC	3,600	$ 122,364
Diversified Consumer Services - 0.5%
Grand Canyon Education, Inc. (a)	4,200	99,456
Hotels, Restaurants & Leisure - 0.6%
Bloomin' Brands, Inc.	309	4,891
Icahn Enterprises LP rights (a)	10,900	0
Ruth's Hospitality Group, Inc. (a)	14,700	110,250
		115,141
Household Durables - 1.0%
Jarden Corp.	3,700	195,767
Internet & Catalog Retail - 1.1%
Expedia, Inc.	3,200	197,952
Media - 6.5%
Carmike Cinemas, Inc. (a)	6,400	96,768
CBS Corp. Class B	5,400	194,292
DIRECTV (a)	3,900	193,830
Lions Gate Entertainment Corp. (a)	5,900	96,642
Time Warner, Inc.	4,000	189,200
Valassis Communications, Inc. (a)	9,000	233,820
Virgin Media, Inc.	5,900	207,503
		1,212,055
Specialty Retail - 2.6%
Conn's, Inc. (a)	400	11,312
Foot Locker, Inc.	2,700	96,768
Guess?, Inc.	3,200	82,784
Home Depot, Inc.	2,900	188,703
PetSmart, Inc.	1,400	98,924
		478,491
Textiles, Apparel & Luxury Goods - 3.2%
G-III Apparel Group Ltd. (a)	1,400	53,270
PVH Corp.	4,700	538,573
		591,843
TOTAL CONSUMER DISCRETIONARY		3,013,069
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
CONSUMER STAPLES - 13.7%
Beverages - 3.2%
Coca-Cola Enterprises, Inc.	3,200	$ 99,776
Constellation Brands, Inc. Class A (sub. vtg.) (a)	13,900	498,732
		598,508
Food & Staples Retailing - 5.7%
CVS Caremark Corp.	12,400	576,724
Kroger Co.	8,800	230,912
Wal-Mart Stores, Inc.	3,400	244,868
		1,052,504
Food Products - 2.4%
Dean Foods Co. (a)	6,300	107,982
Ingredion, Inc.	1,500	97,425
Post Holdings, Inc. (a)	3,100	106,764
Tyson Foods, Inc. Class A	7,100	136,107
		448,278
Personal Products - 0.7%
Prestige Brands Holdings, Inc. (a)	6,370	137,592
Tobacco - 1.7%
Imperial Tobacco Group PLC	5,605	224,232
Japan Tobacco, Inc.	3,100	92,952
		317,184
TOTAL CONSUMER STAPLES		2,554,066
ENERGY - 15.4%
Energy Equipment & Services - 4.7%
Ensco PLC Class A	6,900	401,787
Exterran Holdings, Inc. (a)	4,500	93,915
Transocean Ltd. (United States)	8,300	383,460
		879,162
Oil, Gas & Consumable Fuels - 10.7%
Chevron Corp.	5,300	560,157
EPL Oil & Gas, Inc. (a)	5,700	119,643
Marathon Petroleum Corp.	10,500	625,170
Phillips 66	13,100	686,047
		1,991,017
TOTAL ENERGY		2,870,179
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
FINANCIALS - 19.4%
Capital Markets - 1.0%
Apollo Global Management LLC Class A	6,300	$ 98,847
KKR & Co. LP	6,500	89,375
		188,222
Commercial Banks - 1.0%
Wells Fargo & Co.	5,800	191,458
Consumer Finance - 3.1%
Discover Financial Services	13,800	574,218
Diversified Financial Services - 9.1%
Citigroup, Inc.	20,100	694,857
JPMorgan Chase & Co.	19,300	792,845
KKR Financial Holdings LLC	19,000	199,690
		1,687,392
Insurance - 4.7%
AFLAC, Inc.	1,800	95,382
Allied World Assurance Co. Holdings Ltd.	1,200	97,404
Axis Capital Holdings Ltd.	2,700	97,119
Lincoln National Corp.	8,300	205,010
The Travelers Companies, Inc.	5,500	389,510
		884,425
Thrifts & Mortgage Finance - 0.5%
Ocwen Financial Corp. (a)	2,700	96,822
TOTAL FINANCIALS		3,622,537
HEALTH CARE - 16.3%
Biotechnology - 5.6%
Amgen, Inc.	6,500	577,200
PDL BioPharma, Inc.	33,400	263,860
United Therapeutics Corp. (a)	3,600	189,180
		1,030,240
Health Care Equipment & Supplies - 2.2%
Covidien PLC	1,600	92,976
Integra LifeSciences Holdings Corp. (a)	2,600	100,776
Zimmer Holdings, Inc.	3,300	217,701
		411,453
Health Care Providers & Services - 2.0%
CIGNA Corp.	7,200	376,344
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - 6.5%
Mylan, Inc. (a)	8,800	$ 239,184
Sanofi SA sponsored ADR	15,300	682,686
Warner Chilcott PLC	5,900	68,794
Watson Pharmaceuticals, Inc. (a)	2,500	220,025
		1,210,689
TOTAL HEALTH CARE		3,028,726
INDUSTRIALS - 8.5%
Aerospace & Defense - 3.3%
Ducommun, Inc. (a)	3,600	56,412
Textron, Inc.	23,400	549,666
		606,078
Airlines - 1.1%
US Airways Group, Inc. (a)	16,400	211,396
Building Products - 0.7%
A.O. Smith Corp.	2,000	125,900
Construction & Engineering - 1.2%
MasTec, Inc. (a)	5,700	130,188
URS Corp.	2,700	101,736
		231,924
Machinery - 1.6%
Ingersoll-Rand PLC	2,500	121,950
Oshkosh Truck Corp. (a)	1,800	52,830
Terex Corp. (a)	5,100	123,369
		298,149
Trading Companies & Distributors - 0.6%
AerCap Holdings NV (a)	8,800	110,088
TOTAL INDUSTRIALS		1,583,535
INFORMATION TECHNOLOGY - 28.5%
Communications Equipment - 3.2%
Brocade Communications Systems, Inc. (a)	74,000	420,320
Motorola Solutions, Inc.	3,400	185,130
		605,450
Computers & Peripherals - 4.4%
Apple, Inc.	700	409,696
Lexmark International, Inc. Class A	9,500	231,135
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Seagate Technology	3,200	$ 80,320
Western Digital Corp.	2,700	90,288
		811,439
Electronic Equipment & Components - 1.7%
Flextronics International Ltd. (a)	36,800	213,072
Ingram Micro, Inc. Class A (a)	5,900	95,580
		308,652
Internet Software & Services - 1.0%
Demand Media, Inc. (a)	11,500	102,350
Yahoo!, Inc. (a)	5,000	93,850
		196,200
IT Services - 6.5%
Accenture PLC Class A	3,000	203,760
Acxiom Corp. (a)	9,892	174,989
Alliance Data Systems Corp. (a)	1,500	213,735
Computer Sciences Corp.	2,600	98,956
EPAM Systems, Inc.	4,700	96,679
Fidelity National Information Services, Inc.	5,900	212,990
WNS Holdings Ltd. sponsored ADR (a)	20,100	213,663
		1,214,772
Semiconductors & Semiconductor Equipment - 3.0%
Mellanox Technologies Ltd. (a)	1,100	80,168
Samsung Electronics Co. Ltd.	369	479,274
		559,442
Software - 8.7%
BMC Software, Inc. (a)	2,400	98,304
Microsoft Corp.	24,100	641,542
Oracle Corp.	21,100	677,310
Symantec Corp. (a)	10,600	198,856
		1,616,012
TOTAL INFORMATION TECHNOLOGY		5,311,967
MATERIALS - 3.6%
Chemicals - 2.6%
Ashland, Inc.	1,500	106,380
Chemtura Corp. (a)	6,100	123,952
Cytec Industries, Inc.	1,400	96,096
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
MATERIALS - continued
Chemicals - continued
Eastman Chemical Co.	1,900	$ 115,615
Innospec, Inc.	1,600	50,928
		492,971
Containers & Packaging - 1.0%
Rock-Tenn Co. Class A	2,800	182,112
TOTAL MATERIALS		675,083
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.1%
CenturyLink, Inc.	5,100	198,084
Nippon Telegraph & Telephone Corp. sponsored ADR	8,900	199,627
		397,711
Wireless Telecommunication Services - 0.6%
MetroPCS Communications, Inc. (a)	10,600	112,890
TOTAL TELECOMMUNICATION SERVICES		510,601
UTILITIES - 4.8%
Electric Utilities - 3.2%
ITC Holdings Corp.	1,300	102,115
Pinnacle West Capital Corp.	1,800	92,628
PNM Resources, Inc.	16,600	350,758
UNS Energy Corp.	1,300	55,354
		600,855
Multi-Utilities - 1.6%
CenterPoint Energy, Inc.	4,600	90,758
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
UTILITIES - continued
Multi-Utilities - continued
CMS Energy Corp.	4,000	$ 97,720
Sempra Energy	1,400	95,788
		284,266
TOTAL UTILITIES		885,121
TOTAL INVESTMENT PORTFOLIO - 129.1% (Cost $22,659,976)		24,054,884
TOTAL SHORT STOCK POSITIONS - (33.0)% (Proceeds $6,284,091)		(6,147,470)
NET OTHER ASSETS (LIABILITIES) - 3.9%		727,009
NET ASSETS - 100%		$ 18,634,423
SHORT STOCK POSITIONS - (33.0)%
COMMON STOCKS - (33.0)%
CONSUMER DISCRETIONARY - (4.2)%
Hotels, Restaurants & Leisure - (1.2)%
MGM Mirage, Inc.	(8,500)	$ (86,275)
Morgans Hotel Group Co.	(23,600)	(138,060)
		(224,335)
Household Durables - (0.5)%
Standard Pacific Corp.	(14,200)	(95,140)
Leisure Equipment & Products - (0.3)%
Callaway Golf Co.	(9,000)	(60,660)
Media - (0.5)%
IMAX Corp.	(4,300)	(93,095)
Specialty Retail - (0.8)%
Tiffany & Co., Inc.	(2,500)	(147,450)
SHORT STOCK POSITIONS - continued
Shares	Value
COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - (0.9)%
K-Swiss, Inc. Class A	(52,200)	$ (161,298)
TOTAL CONSUMER DISCRETIONARY		(781,978)
CONSUMER STAPLES - (0.5)%
Food & Staples Retailing - (0.5)%
PriceSmart, Inc.	(1,200)	(93,024)
ENERGY - (3.0)%
Oil, Gas & Consumable Fuels - (3.0)%
Clayton Williams Energy, Inc.	(2,300)	(93,633)
FX Energy, Inc.	(23,100)	(92,631)
Goodrich Petroleum Corp.	(10,600)	(95,506)
PDC Energy, Inc.	(3,700)	(132,756)
Ultra Petroleum Corp.	(6,900)	(138,345)
		(552,871)
FINANCIALS - (7.4)%
Capital Markets - (1.0)%
HFF, Inc.	(6,800)	(100,844)
Janus Capital Group, Inc.	(11,600)	(95,120)
		(195,964)
Commercial Banks - (2.5)%
Bank of Hawaii Corp.	(2,200)	(95,634)
TCF Financial Corp.	(8,300)	(98,604)
Valley National Bancorp	(13,060)	(124,592)
Westamerica Bancorp.	(3,300)	(140,448)
		(459,278)
Diversified Financial Services - (0.5)%
CME Group, Inc.	(1,700)	(93,959)
SHORT STOCK POSITIONS - continued
	Shares	Value
COMMON STOCKS - continued
FINANCIALS - continued
Insurance - (0.5)%
Progressive Corp.	(4,200)	$ (89,250)
Real Estate Investment Trusts - (2.0)%
Annaly Capital Management, Inc.	(10,200)	(150,144)
Digital Realty Trust, Inc.	(1,500)	(96,810)
Plum Creek Timber Co., Inc.	(2,800)	(119,980)
		(366,934)
Real Estate Management & Development - (0.9)%
Forestar Group, Inc.	(11,200)	(165,536)
TOTAL FINANCIALS		(1,370,921)
HEALTH CARE - (3.7)%
Biotechnology - (1.9)%
Anacor Pharmaceuticals, Inc.	(16,400)	(86,920)
Dendreon Corp.	(6,800)	(30,260)
Incyte Corp.	(9,200)	(161,920)
Verastem, Inc.	(10,000)	(68,100)
		(347,200)
Health Care Equipment & Supplies - (0.5)%
Becton, Dickinson & Co.	(1,200)	(92,004)
Health Care Technology - (0.8)%
Computer Programs & Systems, Inc.	(2,900)	(145,203)
Life Sciences Tools & Services - (0.5)%
Sequenom, Inc.	(20,200)	(98,374)
TOTAL HEALTH CARE		(682,781)
SHORT STOCK POSITIONS - continued
	Shares	Value
COMMON STOCKS - continued
INDUSTRIALS - (1.8)%
Machinery - (1.0)%
Navistar International Corp.	(4,200)	$ (85,722)
SPX Corp.	(1,600)	(108,992)
		(194,714)
Trading Companies & Distributors - (0.8)%
Fastenal Co.	(3,400)	(142,154)
TOTAL INDUSTRIALS		(336,868)
INFORMATION TECHNOLOGY - (10.9)%
Communications Equipment - (1.0)%
Ixia	(6,100)	(91,622)
Riverbed Technology, Inc.	(5,100)	(91,290)
		(182,912)
Electronic Equipment & Components - (2.5)%
Cognex Corp.	(2,900)	(103,878)
Dolby Laboratories, Inc. Class A	(2,900)	(96,773)
FARO Technologies, Inc.	(4,500)	(158,760)
IPG Photonics Corp.	(1,700)	(100,470)
		(459,881)
Internet Software & Services - (0.5)%
WebMD Health Corp.	(6,900)	(96,945)
Semiconductors & Semiconductor Equipment - (6.4)%
Advanced Micro Devices, Inc.	(71,700)	(157,740)
Atmel Corp.	(18,100)	(101,179)
International Rectifier Corp.	(6,100)	(104,188)
Intersil Corp. Class A	(20,800)	(148,304)
Microchip Technology, Inc.	(2,900)	(88,218)
Power Integrations, Inc.	(2,900)	(90,219)
Silicon Laboratories, Inc.	(2,300)	(96,186)
Teradyne, Inc.	(6,000)	(93,840)
Tessera Technologies, Inc.	(7,100)	(115,375)
SHORT STOCK POSITIONS - continued
	Shares	Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Texas Instruments, Inc.	(3,600)	$ (106,092)
Volterra Semiconductor Corp.	(5,600)	(98,336)
		(1,199,677)
Software - (0.5)%
Splunk, Inc.	(3,300)	(99,660)
TOTAL INFORMATION TECHNOLOGY		(2,039,075)
MATERIALS - (1.0)%
Chemicals - (0.6)%
Air Products & Chemicals, Inc.	(1,300)	(107,822)
Metals & Mining - (0.4)%
Silver Standard Resources, Inc.	(6,400)	(86,400)
TOTAL MATERIALS		(194,222)
UTILITIES - (0.5)%
Electric Utilities - (0.5)%
Duke Energy Corp.	(1,500)	(95,730)
TOTAL SHORT STOCK POSITIONS - (33.0)% (Proceeds $6,284,091)	$ (6,147,470)
Legend
(a) Non-income producing
(b) A portion of the securities, totaling $19,373,807, are pledged with brokers as collateral for securities sold short.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income
Fidelity Cash Central Fund	$ 718
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,013,069	$ 3,013,069	$ -	$ -
Consumer Staples	2,554,066	2,461,114	92,952	-
Energy	2,870,179	2,870,179	-	-
Financials	3,622,537	3,622,537	-	-
Health Care	3,028,726	3,028,726	-	-
Industrials	1,583,535	1,583,535	-	-
Information Technology	5,311,967	5,311,967	-	-
Materials	675,083	675,083	-	-
Telecommunication Services	510,601	510,601	-	-
Utilities	885,121	885,121	-	-
Short Positions	(6,147,470)	(6,147,470)	-	-
Total Investments in Securities:	$ 17,907,414	$ 17,814,462	$ 92,952	$ -
Distributions of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.2%
France	3.6%
United Kingdom	3.3%
Ireland	3.0%
Switzerland	2.6%
Korea (South)	2.6%
Bailiwick of Jersey	1.9%
Japan	1.6%
Singapore	1.2%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $22,659,976)		$ 24,054,884
Foreign currency held at value (cost $1,049)		1,049
Receivable for investments sold		1,276,322
Receivable for fund shares sold		17,697
Dividends receivable		51,875
Distributions receivable from Fidelity Central Funds		45
Prepaid expenses		46
Receivable from investment adviser for expense reductions		3,767
Total assets		25,405,685

Liabilities
Payable to custodian bank	$ 105,705
Payable for investments purchased	404,745
Securities sold short at value (proceeds $6,284,091)	6,147,470
Dividend expense payable on securities sold short	7,322
Payable for fund shares redeemed	16,674
Accrued management fee	9,180
Distribution and service plan fees payable	1,708
Other affiliated payables	5,774
Other payables and accrued expenses	72,684
Total liabilities		6,771,262

Net Assets		$ 18,634,423
Net Assets consist of:
Paid in capital		$ 84,597,325
Undistributed net investment income		98,436
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(67,592,372)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,531,034
Net Assets		$ 18,634,423

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,562,881 ÷ 199,913 shares)	$ 7.82

Maximum offering price per share (100/94.25 of $7.82)	$ 8.30
Class T: Net Asset Value and redemption price per share ($1,017,523 ÷ 131,231 shares)	$ 7.75

Maximum offering price per share (100/96.50 of $7.75)	$ 8.03
Class B: Net Asset Value and offering price per share ($243,165 ÷ 31,909 shares)A	$ 7.62

Class C: Net Asset Value and offering price per share ($914,735 ÷ 120,077 shares)A	$ 7.62

130/30 Large Cap: Net Asset Value, offering price and redemption price per share ($14,816,825 ÷ 1,886,269 shares)	$ 7.86

Institutional Class: Net Asset Value, offering price and redemption price per share ($79,294 ÷ 10,118 shares)	$ 7.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2012

Investment Income
Dividends		$ 533,056
Income from Fidelity Central Funds		718
Total income		533,774

Expenses
Management fee Basic fee	$ 177,336
Performance adjustment	(60,148)
Transfer agent fees	62,875
Distribution and service plan fees	21,013
Accounting fees and expenses	10,176
Custodian fees and expenses	37,899
Independent trustees' compensation	139
Registration fees	71,491
Audit	65,634
Legal	90
Interest	46,304
Dividend expenses for securities sold short	108,026
Miscellaneous	229
Total expenses before reductions	541,064
Expense reductions	(101,629)	439,435
Net investment income (loss)		94,339
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,851,872
Foreign currency transactions	(2,241)
Securities Sold Short	(574,133)
Total net realized gain (loss)		1,275,498
Change in net unrealized appreciation (depreciation) on: Investment securities	1,111,679
Assets and liabilities in foreign currencies	(187)
Total change in net unrealized appreciation (depreciation)		1,111,492
Net gain (loss)		2,386,990
Net increase (decrease) in net assets resulting from operations		$ 2,481,329

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 94,339	$ (48,037)
Net realized gain (loss)	1,275,498	3,057,111
Change in net unrealized appreciation (depreciation)	1,111,492	(2,429,279)
Net increase (decrease) in net assets resulting from operations	2,481,329	579,795
Distributions to shareholders from net realized gain	(19,061)	-
Share transactions - net increase (decrease)	(6,743,426)	(4,332,753)
Total increase (decrease) in net assets	(4,281,158)	(3,752,958)

Net Assets
Beginning of period	22,915,581	26,668,539
End of period (including undistributed net investment income of $98,436 and undistributed net investment income of $0, respectively)	$ 18,634,423	$ 22,915,581

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Cash Flows

Year ended November 30, 2012
Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 2,481,329
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities related to operations:
Change in receivable for investments sold	387,805
Change in dividends receivable and distributions receivable from Fidelity Central Funds	10,978
Change in prepaid expenses	41
Change in receivable from investment advisor for expense reductions	(3,767)
Change in payable for investments purchased	(1,765,197)
Change in dividend expense payable on securities sold short	4,377
Change in other payables and accrued expenses	9,556
Purchases of long term investments	(70,146,637)
Proceeds from sale of long term investments	79,757,744
Purchase of and proceeds from short term investments - net	391,310
Net cash from return of capital distributions	7,242
Purchases of covers for securities sold short	(20,887,725)
Proceeds from securities sold short	18,815,065
Net realized gain on investments, foreign currency transactions and securities sold short	(1,275,498)
Change in net unrealized (appreciation) depreciation on investments, foreign currency transactions and securities sold short	(1,111,492)
Net cash provided by operating activities	6,675,131

Cash flows from financing activities:
Proceeds from sales of shares	4,997,782
Distributions to shareholders net of reinvestments	(972)
Cost of shares redeemed	(11,780,459)
Change in accrued broker fees on securities borrowed	1,636
Change in payable to custodian bank	105,705
Net cash used in financing activities	(6,676,308)

Net decrease in cash and cash equivalents	(1,177)
Cash and foreign currency, beginning of period	2,226
Cash and foreign currency, end of period	$ 1,049
(Cash paid during the period for interest $44,668)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.96	$ 6.82	$ 6.48	$ 6.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	(.02)	(.03)	.03	- J
Net realized and unrealized gain (loss)	.84	.16	.40	.10	(3.62)
Total from investment operations	.86	.14	.37	.13	(3.62)
Distributions from net investment income	-	-	(.02)	(.03)	-
Distributions from net realized gain	-	-	(.01)	-	-
Total distributions	-	-	(.03)	(.03)	-
Net asset value, end of period	$ 7.82	$ 6.96	$ 6.82	$ 6.48	$ 6.38
Total Return B, C, D	12.36%	2.05%	5.75%	2.04%	(36.20)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.76%	2.23%	2.25%	2.26%	2.63% A
Expenses net of fee waivers, if any	2.30%	2.12%	2.19%	2.19%	2.50% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.01%	1.67%	1.61%	1.62%	1.68% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.53%	1.54%	1.51%	1.53%	1.55% A
Net investment income (loss)	.31%	(.34)%	(.49)%	.47%	.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,563	$ 1,639	$ 1,440	$ 1,898	$ 7,648
Portfolio turnover rate G	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.92	$ 6.80	$ 6.47	$ 6.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- J	(.04)	(.05)	.01	(.01)
Net realized and unrealized gain (loss)	.83	.16	.41	.10	(3.62)
Total from investment operations	.83	.12	.36	.11	(3.63)
Distributions from net investment income	-	-	(.02)	(.01)	-
Distributions from net realized gain	-	-	(.01)	-	-
Total distributions	-	-	(.03)	(.01)	-
Net asset value, end of period	$ 7.75	$ 6.92	$ 6.80	$ 6.47	$ 6.37
Total Return B, C, D	11.99%	1.76%	5.54%	1.75%	(36.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.03%	2.47%	2.49%	2.43%	2.96% A
Expenses net of fee waivers, if any	2.55%	2.35%	2.44%	2.43%	2.75% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.29%	1.91%	1.85%	1.79%	2.01% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.78%	1.77%	1.76%	1.77%	1.80% A
Net investment income (loss)	.06%	(.57)%	(.74)%	.23%	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,018	$ 1,162	$ 825	$ 973	$ 1,703
Portfolio turnover rate G	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.84	$ 6.75	$ 6.43	$ 6.35	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.08)	(.08)	(.02)	(.04)
Net realized and unrealized gain (loss)	.81	.17	.40	.10	(3.61)
Total from investment operations	.78	.09	.32	.08	(3.65)
Net asset value, end of period	$ 7.62	$ 6.84	$ 6.75	$ 6.43	$ 6.35
Total Return B, C, D	11.40%	1.33%	4.98%	1.26%	(36.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.52%	3.01%	3.02%	2.92%	3.45% A
Expenses net of fee waivers, if any	3.05%	2.87%	2.94%	2.92%	3.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.77%	2.45%	2.38%	2.28%	2.50% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	2.28%	2.29%	2.26%	2.25%	2.30% A
Net investment income (loss)	(.44)%	(1.08)%	(1.24)%	(.26)%	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 243	$ 278	$ 410	$ 593	$ 912
Portfolio turnover rate G	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.83	$ 6.74	$ 6.42	$ 6.35	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.08)	(.08)	(.02)	(.04)
Net realized and unrealized gain (loss)	.82	.17	.40	.09	(3.61)
Total from investment operations	.79	.09	.32	.07	(3.65)
Net asset value, end of period	$ 7.62	$ 6.83	$ 6.74	$ 6.42	$ 6.35
Total Return B, C, D	11.57%	1.34%	4.98%	1.10%	(36.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.49%	2.96%	3.00%	2.96%	3.43% A
Expenses net of fee waivers, if any	3.05%	2.86%	2.94%	2.94%	3.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.75%	2.40%	2.36%	2.32%	2.48% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	2.28%	2.28%	2.26%	2.28%	2.30% A
Net investment income (loss)	(.44)%	(1.08)%	(1.24)%	(.28)%	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 915	$ 860	$ 641	$ 867	$ 1,925
Portfolio turnover rate G	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - 130/30 Large Cap

Years ended November 30,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 6.98	$ 6.82	$ 6.50	$ 6.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	(.01)	(.02)	.04	.02
Net realized and unrealized gain (loss)	.85	.17	.40	.10	(3.62)
Total from investment operations	.89	.16	.38	.14	(3.60)
Distributions from net investment income	-	-	(.05)	(.04)	-
Distributions from net realized gain	(.01)	-	(.01)	-	-
Total distributions	(.01)	-	(.06)	(.04)	-
Net asset value, end of period	$ 7.86	$ 6.98	$ 6.82	$ 6.50	$ 6.40
Total Return B, C	12.72%	2.35%	5.94%	2.15%	(36.00)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.52%	1.97%	1.99%	1.96%	2.32% A
Expenses net of fee waivers, if any	2.05%	1.86%	1.94%	1.94%	2.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	1.77%	1.41%	1.35%	1.32%	1.37% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.28%	1.28%	1.26%	1.28%	1.30% A
Net investment income (loss)	.56%	(.08)%	(.25)%	.72%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,817	$ 18,867	$ 17,690	$ 21,850	$ 101,323
Portfolio turnover rate F	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 31, 2008 (commencement of operations) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 6.98	$ 6.81	$ 6.50	$ 6.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	(.01)	(.01)	.05	.02
Net realized and unrealized gain (loss)	.84	.18	.41	.09	(3.62)
Total from investment operations	.88	.17	.40	.14	(3.60)
Distributions from net investment income	-	-	(.08)	(.04)	-
Distributions from net realized gain	(.02)	-	(.01)	-	-
Total distributions	(.02)	-	(.09)	(.04)	-
Net asset value, end of period	$ 7.84	$ 6.98	$ 6.81	$ 6.50	$ 6.40
Total Return B, C	12.69%	2.50%	6.22%	2.15%	(36.00)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.52%	2.08%	1.87%	1.79%	2.39% A
Expenses net of fee waivers, if any	2.05%	1.87%	1.87%	1.79%	2.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	1.77%	1.52%	1.23%	1.15%	1.44% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.28%	1.29%	1.19%	1.12%	1.30% A
Net investment income (loss)	.56%	(.09)%	(.17)%	.87%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 79	$ 109	$ 5,662	$ 4,073	$ 2,954
Portfolio turnover rate F	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 31, 2008 (commencement of operations) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

1. Organization.

Fidelity 130/30 Large Cap Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, 130/30 Large Cap and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Effective after the close of business on October 12, 2012, the Fund's other share classes were closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

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Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Long and short positions in equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price (last ask price to value short positions) or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific

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3. Significant Accounting Policies - continued

Investment Valuation - continued

events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income and dividend expense on securities sold short, are recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain payments in-lieu of dividends on short sales, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,089,921
Gross unrealized depreciation	(827,624)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,262,297

Tax Cost	$ 22,792,587

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 98,436
Capital loss carryforward	$ (67,459,760)
Net unrealized appreciation (depreciation)	$ 1,398,423

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (12,663,271)
2017	(54,796,489)
Total capital loss carryforward	$ (67,459,760)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 19,061	$ -

Short Sales. Consistent with its investment objective, the Fund holds long securities that it expects to outperform the market and sells securities short in issuers expected to underperform the market. The Fund intends to maintain a net long exposure (the market value of long positions less the market value of short positions) of 100%, normally targeting long and short positions of approximately 130% and 30% of the Fund's net assets, respectively. In a short sale transaction, the Fund sells securities it does not own, but has borrowed from a broker, in anticipation of a decline in the market value of the securities. To complete or "close out" a short sale, the Fund must purchase the same securities at the current market price and deliver them to the broker. Until the Fund closes out a short position, it is obligated to pay the broker fees incurred on borrowing the securities. The fees, which are net of rebates, are recorded as interest expense in the accompanying Statement of Operations. The Fund is required to maintain a margin account with the broker and to pledge a portion of its assets as collateral to the broker in an amount not less than the value of the borrowed securities. The collateral is marked-to-market daily and any such pledged collateral is identified in the Schedule of Investments. The Fund is subject to risk of loss if the broker were to fail to perform its

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short Sales - continued

obligations under the contract. Short positions are reported at value in the accompanying Schedule of Investments under the caption "Short Stock Positions" and in the accompanying Statement of Assets & Liabilities. Dividends declared on short positions are recorded as dividend expense in the accompanying Statement of Operations and the Fund is obligated to pay the broker any dividends due on securities sold short. In the event the price of a security sold short increases between the short sale and when the Fund closes out the short sale, the Fund will incur a loss. The Fund will realize a gain if the security declines in value between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are theoretically unlimited because the short position loses value as the securities' price increases. The Fund's ultimate obligation to satisfy the short sale may exceed the amount shown in the accompanying Statement of Assets & Liabilities.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short sales and short-term securities, aggregated $70,146,637 and $79,757,744, respectively. Securities sold short and purchases to cover securities sold short aggregated $18,815,065 and $20,887,725, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of 130/30 Large Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 4,059	$ 30
Class T	.25%	.25%	5,018	31
Class B	.75%	.25%	2,569	1,928
Class C	.75%	.25%	9,367	1,879
			$ 21,013	$ 3,868

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 829
Class T	277
Class B*	1,722
Class C*	154
$ 2,982

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,919.30
Class T	3,352.33
Class B	776.30
Class C	2,852.30
130/30 Large Cap	50,774.30
Institutional Class	202.29
	$ 62,875

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,670 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $59 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense and dividend expense on securities sold short, including

Annual Report

7. Expense Reductions - continued

commitment fees, are excluded from this reimbursement. As a result, actual expenses paid by a shareholder may be higher than the limitations listed in the table below.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.55%	$ 7,498
Class T	1.80%	4,868
Class B	2.30%	1,207
Class C	2.30%	4,156
130/30 Large Cap	1.30%	79,026
Institutional Class	1.30%	326
		$ 97,081

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,548 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net realized gain
130/30 Large Cap	$ 18,728	$ -
Institutional Class	333	-
Total	$ 19,061	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	39,024	199,158	$ 289,377	$ 1,534,399
Shares redeemed	(74,580)	(174,924)	(552,667)	(1,292,685)
Net increase (decrease)	(35,556)	24,234	$ (263,290)	$ 241,714
Class T
Shares sold	37,353	142,627	$ 272,905	$ 1,085,983
Shares redeemed	(73,975)	(96,147)	(549,176)	(665,488)
Net increase (decrease)	(36,622)	46,480	$ (276,271)	$ 420,495

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class B
Shares sold	6,047	4,146	$ 43,674	$ 28,364
Shares redeemed	(14,831)	(24,304)	(107,897)	(168,493)
Net increase (decrease)	(8,784)	(20,158)	$ (64,223)	$ (140,129)
Class C
Shares sold	29,523	112,916	$ 212,297	$ 850,566
Shares redeemed	(35,356)	(81,994)	(259,118)	(568,719)
Net increase (decrease)	(5,833)	30,922	$ (46,821)	$ 281,847
130/30 Large Cap
Shares sold	560,758	2,062,899	$ 4,144,175	$ 15,809,116
Reinvestment of distributions	2,618	-	17,777	-
Shares redeemed	(1,378,653)	(1,954,365)	(10,216,015)	(14,497,661)
Net increase (decrease)	(815,277)	108,534	$ (6,054,063)	$ 1,311,455
Institutional Class
Shares sold	4,062	8,011	$ 30,477	$ 62,450
Reinvestment of distributions	46	-	312	-
Shares redeemed	(9,634)	(824,313)	(69,547)	(6,510,585)
Net increase (decrease)	(5,526)	(816,302)	$ (38,758)	$ (6,448,135)

10. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Stock Selector All Cap Fund. The agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for corresponding shares of Fidelity Stock Selector All Cap Fund equal in value to the net assets of the Fund on the day the reorganization is effective.

A meeting of shareholders of the Fund is expected to be held during the second quarter of 2013. If approved by shareholders, the reorganization is expected to become effective on or about June 21, 2013. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity 130/30 Large Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Fidelity 130/30 Large Cap Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity 130/30 Large Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 16, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity 130/30 Large Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity 130/30 Large Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the fourth quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 5% means that 95% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity 130/30 Large Cap Fund

In 2009, the fund changed the Total Mapped Group against which it compares its management fee.

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of each of Class T and Class B ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

(Fidelity Investment logo)(registered trademark)

AFLC-UANN-0113
1.859216.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

130/30 Large Cap

Fund - Institutional Class

Annual Report

November 30, 2012

(Fidelity Cover Art)

Institutional Class is a
class of Fidelity® 130/30
Large Cap Fund

Contents

Note to shareholders	(Click Here)	Important information about the fund.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, changes in net assets and cash flows as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

On November 14, 2012, the Board of Trustees approved a proposal to merge Fidelity® 130/30 Large Cap Fund into Fidelity® Stock Selector All Cap Fund. Shareholders of Fidelity 130/30 Large Cap Fund are expected to meet on May 14, 2013, to vote on the proposal. If approved, the merger is expected to be completed on or about June 21, 2013, and Advisor Class shareholders of Fidelity 130/30 Large Cap Fund will receive Advisor Class shares of Fidelity Stock Selector All Cap Fund. Fidelity 130/30 Large Cap Fund closed to new investors after the close of business on October 12, 2012.

The note above is not a solicitation of any proxy. More detailed information about the Reorganization will be contained in the proxy statement, which is expected to be available in March 2013.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Life of fundA
Institutional Class	12.69%	-4.62%

A From March 31, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® 130/30 Large Cap Fund - Institutional Class on March 31, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Keith Quinton, Portfolio Manager of Fidelity Advisor® 130/30 Large Cap Fund: For the year, the fund's Institutional Class shares returned 12.69%, underperforming the S&P 500®. Security selection detracted, as the fund's quantitative models proved ineffective for much of the period, when stocks were highly correlated. A sizable stake in troubled computer maker Hewlett-Packard was by far the fund's biggest disappointment. I had been bullish on HP for some time, but sold the stock in October after executives lowered earnings guidance and outlined a multiyear turnaround plan. Also in the technology hardware/equipment segment, an underweighting in consumer electronic manufacturer Apple and poor timing with network equipment provider Cisco Systems hurt. I sold Cisco from the fund by period end. Conversely, the fund was helped by refining stocks within the energy sector, which has seen a boom in U.S. natural gas and oil production. Refiners were helped by lower costs and higher margins as a result. Contributors here included Marathon Petroleum and an out-of-index stake in HollyFrontier, which I sold. Elsewhere, PVH, owner of the Tommy Hilfiger brand and a non-index holding, also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	2.41%
Actual		$ 1,000.00	$ 1,141.60	$ 12.90
HypotheticalA		$ 1,000.00	$ 1,012.95	$ 12.13
Class T	2.66%
Actual		$ 1,000.00	$ 1,139.70	$ 14.23
HypotheticalA		$ 1,000.00	$ 1,011.70	$ 13.38
Class B	3.16%
Actual		$ 1,000.00	$ 1,137.30	$ 16.88
HypotheticalA		$ 1,000.00	$ 1,009.20	$ 15.87
Class C	3.16%
Actual		$ 1,000.00	$ 1,137.30	$ 16.88
HypotheticalA		$ 1,000.00	$ 1,009.20	$ 15.87
130/30 Large Cap	2.17%
Actual		$ 1,000.00	$ 1,144.10	$ 11.63
HypotheticalA		$ 1,000.00	$ 1,014.15	$ 10.93
Institutional Class	2.17%
Actual		$ 1,000.00	$ 1,144.50	$ 11.63
HypotheticalA		$ 1,000.00	$ 1,014.15	$ 10.93

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Long Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co	4.3	2.5
Citigroup, Inc	3.7	0.0
Phillips 66	3.7	0.0
Sanofi SA sponsored ADR	3.6	0.0
Oracle Corp.	3.6	0.0
Microsoft Corp.	3.5	2.7
Marathon Petroleum Corp.	3.4	1.2
Amgen, Inc.	3.1	3.4
CVS Caremark Corp.	3.1	2.0
Discover Financial Services	3.1	0.5
	35.1
Top Ten Short Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Forestar Group, Inc.	(0.9)	0.0
Incyte Corp.	(0.9)	0.0
K-Swiss, Inc. Class A	(0.9)	(0.8)
FARO Technologies, Inc.	(0.9)	0.0
Advanced Micro Devices, Inc.	(0.8)	0.0
Annaly Capital Management, Inc.	(0.8)	(0.9)
Intersil Corp. Class A	(0.8)	0.0
Tiffany & Co., Inc.	(0.8)	(1.0)
Computer Programs & Systems, Inc.	(0.8)	(0.7)
Fastenal Co.	(0.8)	0.0
	(8.4)
Market Sectors as of November 30, 2012
As a % of fund's net assets	Long	Short	Net
Information Technology	28.5	(10.9)	17.6
Consumer Staples	13.7	(0.5)	13.2
Health Care	16.3	(3.7)	12.6
Energy	15.4	(3.0)	12.4
Financials	19.4	(7.4)	12.0
Consumer Discretionary	16.2	(4.2)	12.0
Industrials	8.5	(1.8)	6.7
Utilities	4.8	(0.5)	4.3
Telecommunication Services	2.7	0.0	2.7
Materials	3.6	(1.0)	2.6
Market Sectors as of May 31, 2012
As a % of fund's net assets	Long	Short	Net
Information Technology	23.2	(6.0)	17.2
Financials	18.4	(5.0)	13.4
Consumer Discretionary	16.7	(4.3)	12.4
Consumer Staples	12.3	(0.9)	11.4
Energy	17.7	(6.5)	11.2
Industrials	10.6	(0.4)	10.2
Health Care	14.8	(4.9)	9.9
Materials	4.4	0.0	4.4
Utilities	4.9	(1.5)	3.4
Telecommunication Services	4.1	(1.0)	3.1
Equity Exposure (% of fund's net assets)
As of November 30, 2012 †	As of May 31, 2012 ††
Long equity positions* 129.1%	Long equity positions* 127.1%
Short equity positions (33.0)%	Short equity positions (30.5)%
Net equity positions 96.1%	Net equity positions 96.6%
† Foreign investments 21.8%	†† Foreign investments 16.6%

* Long equity positions are adjusted to reflect the effect of future contracts, if applicable.

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

LONG STOCK POSITIONS (b) - 129.1%
	Shares	Value
COMMON STOCKS - 129.1%
CONSUMER DISCRETIONARY - 16.2%
Auto Components - 0.7%
Delphi Automotive PLC	3,600	$ 122,364
Diversified Consumer Services - 0.5%
Grand Canyon Education, Inc. (a)	4,200	99,456
Hotels, Restaurants & Leisure - 0.6%
Bloomin' Brands, Inc.	309	4,891
Icahn Enterprises LP rights (a)	10,900	0
Ruth's Hospitality Group, Inc. (a)	14,700	110,250
		115,141
Household Durables - 1.0%
Jarden Corp.	3,700	195,767
Internet & Catalog Retail - 1.1%
Expedia, Inc.	3,200	197,952
Media - 6.5%
Carmike Cinemas, Inc. (a)	6,400	96,768
CBS Corp. Class B	5,400	194,292
DIRECTV (a)	3,900	193,830
Lions Gate Entertainment Corp. (a)	5,900	96,642
Time Warner, Inc.	4,000	189,200
Valassis Communications, Inc. (a)	9,000	233,820
Virgin Media, Inc.	5,900	207,503
		1,212,055
Specialty Retail - 2.6%
Conn's, Inc. (a)	400	11,312
Foot Locker, Inc.	2,700	96,768
Guess?, Inc.	3,200	82,784
Home Depot, Inc.	2,900	188,703
PetSmart, Inc.	1,400	98,924
		478,491
Textiles, Apparel & Luxury Goods - 3.2%
G-III Apparel Group Ltd. (a)	1,400	53,270
PVH Corp.	4,700	538,573
		591,843
TOTAL CONSUMER DISCRETIONARY		3,013,069
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
CONSUMER STAPLES - 13.7%
Beverages - 3.2%
Coca-Cola Enterprises, Inc.	3,200	$ 99,776
Constellation Brands, Inc. Class A (sub. vtg.) (a)	13,900	498,732
		598,508
Food & Staples Retailing - 5.7%
CVS Caremark Corp.	12,400	576,724
Kroger Co.	8,800	230,912
Wal-Mart Stores, Inc.	3,400	244,868
		1,052,504
Food Products - 2.4%
Dean Foods Co. (a)	6,300	107,982
Ingredion, Inc.	1,500	97,425
Post Holdings, Inc. (a)	3,100	106,764
Tyson Foods, Inc. Class A	7,100	136,107
		448,278
Personal Products - 0.7%
Prestige Brands Holdings, Inc. (a)	6,370	137,592
Tobacco - 1.7%
Imperial Tobacco Group PLC	5,605	224,232
Japan Tobacco, Inc.	3,100	92,952
		317,184
TOTAL CONSUMER STAPLES		2,554,066
ENERGY - 15.4%
Energy Equipment & Services - 4.7%
Ensco PLC Class A	6,900	401,787
Exterran Holdings, Inc. (a)	4,500	93,915
Transocean Ltd. (United States)	8,300	383,460
		879,162
Oil, Gas & Consumable Fuels - 10.7%
Chevron Corp.	5,300	560,157
EPL Oil & Gas, Inc. (a)	5,700	119,643
Marathon Petroleum Corp.	10,500	625,170
Phillips 66	13,100	686,047
		1,991,017
TOTAL ENERGY		2,870,179
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
FINANCIALS - 19.4%
Capital Markets - 1.0%
Apollo Global Management LLC Class A	6,300	$ 98,847
KKR & Co. LP	6,500	89,375
		188,222
Commercial Banks - 1.0%
Wells Fargo & Co.	5,800	191,458
Consumer Finance - 3.1%
Discover Financial Services	13,800	574,218
Diversified Financial Services - 9.1%
Citigroup, Inc.	20,100	694,857
JPMorgan Chase & Co.	19,300	792,845
KKR Financial Holdings LLC	19,000	199,690
		1,687,392
Insurance - 4.7%
AFLAC, Inc.	1,800	95,382
Allied World Assurance Co. Holdings Ltd.	1,200	97,404
Axis Capital Holdings Ltd.	2,700	97,119
Lincoln National Corp.	8,300	205,010
The Travelers Companies, Inc.	5,500	389,510
		884,425
Thrifts & Mortgage Finance - 0.5%
Ocwen Financial Corp. (a)	2,700	96,822
TOTAL FINANCIALS		3,622,537
HEALTH CARE - 16.3%
Biotechnology - 5.6%
Amgen, Inc.	6,500	577,200
PDL BioPharma, Inc.	33,400	263,860
United Therapeutics Corp. (a)	3,600	189,180
		1,030,240
Health Care Equipment & Supplies - 2.2%
Covidien PLC	1,600	92,976
Integra LifeSciences Holdings Corp. (a)	2,600	100,776
Zimmer Holdings, Inc.	3,300	217,701
		411,453
Health Care Providers & Services - 2.0%
CIGNA Corp.	7,200	376,344
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - 6.5%
Mylan, Inc. (a)	8,800	$ 239,184
Sanofi SA sponsored ADR	15,300	682,686
Warner Chilcott PLC	5,900	68,794
Watson Pharmaceuticals, Inc. (a)	2,500	220,025
		1,210,689
TOTAL HEALTH CARE		3,028,726
INDUSTRIALS - 8.5%
Aerospace & Defense - 3.3%
Ducommun, Inc. (a)	3,600	56,412
Textron, Inc.	23,400	549,666
		606,078
Airlines - 1.1%
US Airways Group, Inc. (a)	16,400	211,396
Building Products - 0.7%
A.O. Smith Corp.	2,000	125,900
Construction & Engineering - 1.2%
MasTec, Inc. (a)	5,700	130,188
URS Corp.	2,700	101,736
		231,924
Machinery - 1.6%
Ingersoll-Rand PLC	2,500	121,950
Oshkosh Truck Corp. (a)	1,800	52,830
Terex Corp. (a)	5,100	123,369
		298,149
Trading Companies & Distributors - 0.6%
AerCap Holdings NV (a)	8,800	110,088
TOTAL INDUSTRIALS		1,583,535
INFORMATION TECHNOLOGY - 28.5%
Communications Equipment - 3.2%
Brocade Communications Systems, Inc. (a)	74,000	420,320
Motorola Solutions, Inc.	3,400	185,130
		605,450
Computers & Peripherals - 4.4%
Apple, Inc.	700	409,696
Lexmark International, Inc. Class A	9,500	231,135
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Seagate Technology	3,200	$ 80,320
Western Digital Corp.	2,700	90,288
		811,439
Electronic Equipment & Components - 1.7%
Flextronics International Ltd. (a)	36,800	213,072
Ingram Micro, Inc. Class A (a)	5,900	95,580
		308,652
Internet Software & Services - 1.0%
Demand Media, Inc. (a)	11,500	102,350
Yahoo!, Inc. (a)	5,000	93,850
		196,200
IT Services - 6.5%
Accenture PLC Class A	3,000	203,760
Acxiom Corp. (a)	9,892	174,989
Alliance Data Systems Corp. (a)	1,500	213,735
Computer Sciences Corp.	2,600	98,956
EPAM Systems, Inc.	4,700	96,679
Fidelity National Information Services, Inc.	5,900	212,990
WNS Holdings Ltd. sponsored ADR (a)	20,100	213,663
		1,214,772
Semiconductors & Semiconductor Equipment - 3.0%
Mellanox Technologies Ltd. (a)	1,100	80,168
Samsung Electronics Co. Ltd.	369	479,274
		559,442
Software - 8.7%
BMC Software, Inc. (a)	2,400	98,304
Microsoft Corp.	24,100	641,542
Oracle Corp.	21,100	677,310
Symantec Corp. (a)	10,600	198,856
		1,616,012
TOTAL INFORMATION TECHNOLOGY		5,311,967
MATERIALS - 3.6%
Chemicals - 2.6%
Ashland, Inc.	1,500	106,380
Chemtura Corp. (a)	6,100	123,952
Cytec Industries, Inc.	1,400	96,096
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
MATERIALS - continued
Chemicals - continued
Eastman Chemical Co.	1,900	$ 115,615
Innospec, Inc.	1,600	50,928
		492,971
Containers & Packaging - 1.0%
Rock-Tenn Co. Class A	2,800	182,112
TOTAL MATERIALS		675,083
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.1%
CenturyLink, Inc.	5,100	198,084
Nippon Telegraph & Telephone Corp. sponsored ADR	8,900	199,627
		397,711
Wireless Telecommunication Services - 0.6%
MetroPCS Communications, Inc. (a)	10,600	112,890
TOTAL TELECOMMUNICATION SERVICES		510,601
UTILITIES - 4.8%
Electric Utilities - 3.2%
ITC Holdings Corp.	1,300	102,115
Pinnacle West Capital Corp.	1,800	92,628
PNM Resources, Inc.	16,600	350,758
UNS Energy Corp.	1,300	55,354
		600,855
Multi-Utilities - 1.6%
CenterPoint Energy, Inc.	4,600	90,758
LONG STOCK POSITIONS (b) - continued
	Shares	Value
COMMON STOCKS - continued
UTILITIES - continued
Multi-Utilities - continued
CMS Energy Corp.	4,000	$ 97,720
Sempra Energy	1,400	95,788
		284,266
TOTAL UTILITIES		885,121
TOTAL INVESTMENT PORTFOLIO - 129.1% (Cost $22,659,976)		24,054,884
TOTAL SHORT STOCK POSITIONS - (33.0)% (Proceeds $6,284,091)		(6,147,470)
NET OTHER ASSETS (LIABILITIES) - 3.9%		727,009
NET ASSETS - 100%		$ 18,634,423
SHORT STOCK POSITIONS - (33.0)%
COMMON STOCKS - (33.0)%
CONSUMER DISCRETIONARY - (4.2)%
Hotels, Restaurants & Leisure - (1.2)%
MGM Mirage, Inc.	(8,500)	$ (86,275)
Morgans Hotel Group Co.	(23,600)	(138,060)
		(224,335)
Household Durables - (0.5)%
Standard Pacific Corp.	(14,200)	(95,140)
Leisure Equipment & Products - (0.3)%
Callaway Golf Co.	(9,000)	(60,660)
Media - (0.5)%
IMAX Corp.	(4,300)	(93,095)
Specialty Retail - (0.8)%
Tiffany & Co., Inc.	(2,500)	(147,450)
SHORT STOCK POSITIONS - continued
Shares	Value
COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - (0.9)%
K-Swiss, Inc. Class A	(52,200)	$ (161,298)
TOTAL CONSUMER DISCRETIONARY		(781,978)
CONSUMER STAPLES - (0.5)%
Food & Staples Retailing - (0.5)%
PriceSmart, Inc.	(1,200)	(93,024)
ENERGY - (3.0)%
Oil, Gas & Consumable Fuels - (3.0)%
Clayton Williams Energy, Inc.	(2,300)	(93,633)
FX Energy, Inc.	(23,100)	(92,631)
Goodrich Petroleum Corp.	(10,600)	(95,506)
PDC Energy, Inc.	(3,700)	(132,756)
Ultra Petroleum Corp.	(6,900)	(138,345)
		(552,871)
FINANCIALS - (7.4)%
Capital Markets - (1.0)%
HFF, Inc.	(6,800)	(100,844)
Janus Capital Group, Inc.	(11,600)	(95,120)
		(195,964)
Commercial Banks - (2.5)%
Bank of Hawaii Corp.	(2,200)	(95,634)
TCF Financial Corp.	(8,300)	(98,604)
Valley National Bancorp	(13,060)	(124,592)
Westamerica Bancorp.	(3,300)	(140,448)
		(459,278)
Diversified Financial Services - (0.5)%
CME Group, Inc.	(1,700)	(93,959)
SHORT STOCK POSITIONS - continued
	Shares	Value
COMMON STOCKS - continued
FINANCIALS - continued
Insurance - (0.5)%
Progressive Corp.	(4,200)	$ (89,250)
Real Estate Investment Trusts - (2.0)%
Annaly Capital Management, Inc.	(10,200)	(150,144)
Digital Realty Trust, Inc.	(1,500)	(96,810)
Plum Creek Timber Co., Inc.	(2,800)	(119,980)
		(366,934)
Real Estate Management & Development - (0.9)%
Forestar Group, Inc.	(11,200)	(165,536)
TOTAL FINANCIALS		(1,370,921)
HEALTH CARE - (3.7)%
Biotechnology - (1.9)%
Anacor Pharmaceuticals, Inc.	(16,400)	(86,920)
Dendreon Corp.	(6,800)	(30,260)
Incyte Corp.	(9,200)	(161,920)
Verastem, Inc.	(10,000)	(68,100)
		(347,200)
Health Care Equipment & Supplies - (0.5)%
Becton, Dickinson & Co.	(1,200)	(92,004)
Health Care Technology - (0.8)%
Computer Programs & Systems, Inc.	(2,900)	(145,203)
Life Sciences Tools & Services - (0.5)%
Sequenom, Inc.	(20,200)	(98,374)
TOTAL HEALTH CARE		(682,781)
SHORT STOCK POSITIONS - continued
	Shares	Value
COMMON STOCKS - continued
INDUSTRIALS - (1.8)%
Machinery - (1.0)%
Navistar International Corp.	(4,200)	$ (85,722)
SPX Corp.	(1,600)	(108,992)
		(194,714)
Trading Companies & Distributors - (0.8)%
Fastenal Co.	(3,400)	(142,154)
TOTAL INDUSTRIALS		(336,868)
INFORMATION TECHNOLOGY - (10.9)%
Communications Equipment - (1.0)%
Ixia	(6,100)	(91,622)
Riverbed Technology, Inc.	(5,100)	(91,290)
		(182,912)
Electronic Equipment & Components - (2.5)%
Cognex Corp.	(2,900)	(103,878)
Dolby Laboratories, Inc. Class A	(2,900)	(96,773)
FARO Technologies, Inc.	(4,500)	(158,760)
IPG Photonics Corp.	(1,700)	(100,470)
		(459,881)
Internet Software & Services - (0.5)%
WebMD Health Corp.	(6,900)	(96,945)
Semiconductors & Semiconductor Equipment - (6.4)%
Advanced Micro Devices, Inc.	(71,700)	(157,740)
Atmel Corp.	(18,100)	(101,179)
International Rectifier Corp.	(6,100)	(104,188)
Intersil Corp. Class A	(20,800)	(148,304)
Microchip Technology, Inc.	(2,900)	(88,218)
Power Integrations, Inc.	(2,900)	(90,219)
Silicon Laboratories, Inc.	(2,300)	(96,186)
Teradyne, Inc.	(6,000)	(93,840)
Tessera Technologies, Inc.	(7,100)	(115,375)
SHORT STOCK POSITIONS - continued
	Shares	Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Texas Instruments, Inc.	(3,600)	$ (106,092)
Volterra Semiconductor Corp.	(5,600)	(98,336)
		(1,199,677)
Software - (0.5)%
Splunk, Inc.	(3,300)	(99,660)
TOTAL INFORMATION TECHNOLOGY		(2,039,075)
MATERIALS - (1.0)%
Chemicals - (0.6)%
Air Products & Chemicals, Inc.	(1,300)	(107,822)
Metals & Mining - (0.4)%
Silver Standard Resources, Inc.	(6,400)	(86,400)
TOTAL MATERIALS		(194,222)
UTILITIES - (0.5)%
Electric Utilities - (0.5)%
Duke Energy Corp.	(1,500)	(95,730)
TOTAL SHORT STOCK POSITIONS - (33.0)% (Proceeds $6,284,091)	$ (6,147,470)
Legend
(a) Non-income producing
(b) A portion of the securities, totaling $19,373,807, are pledged with brokers as collateral for securities sold short.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income
Fidelity Cash Central Fund	$ 718
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,013,069	$ 3,013,069	$ -	$ -
Consumer Staples	2,554,066	2,461,114	92,952	-
Energy	2,870,179	2,870,179	-	-
Financials	3,622,537	3,622,537	-	-
Health Care	3,028,726	3,028,726	-	-
Industrials	1,583,535	1,583,535	-	-
Information Technology	5,311,967	5,311,967	-	-
Materials	675,083	675,083	-	-
Telecommunication Services	510,601	510,601	-	-
Utilities	885,121	885,121	-	-
Short Positions	(6,147,470)	(6,147,470)	-	-
Total Investments in Securities:	$ 17,907,414	$ 17,814,462	$ 92,952	$ -
Distributions of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.2%
France	3.6%
United Kingdom	3.3%
Ireland	3.0%
Switzerland	2.6%
Korea (South)	2.6%
Bailiwick of Jersey	1.9%
Japan	1.6%
Singapore	1.2%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $22,659,976)		$ 24,054,884
Foreign currency held at value (cost $1,049)		1,049
Receivable for investments sold		1,276,322
Receivable for fund shares sold		17,697
Dividends receivable		51,875
Distributions receivable from Fidelity Central Funds		45
Prepaid expenses		46
Receivable from investment adviser for expense reductions		3,767
Total assets		25,405,685

Liabilities
Payable to custodian bank	$ 105,705
Payable for investments purchased	404,745
Securities sold short at value (proceeds $6,284,091)	6,147,470
Dividend expense payable on securities sold short	7,322
Payable for fund shares redeemed	16,674
Accrued management fee	9,180
Distribution and service plan fees payable	1,708
Other affiliated payables	5,774
Other payables and accrued expenses	72,684
Total liabilities		6,771,262

Net Assets		$ 18,634,423
Net Assets consist of:
Paid in capital		$ 84,597,325
Undistributed net investment income		98,436
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(67,592,372)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,531,034
Net Assets		$ 18,634,423

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,562,881 ÷ 199,913 shares)	$ 7.82

Maximum offering price per share (100/94.25 of $7.82)	$ 8.30
Class T: Net Asset Value and redemption price per share ($1,017,523 ÷ 131,231 shares)	$ 7.75

Maximum offering price per share (100/96.50 of $7.75)	$ 8.03
Class B: Net Asset Value and offering price per share ($243,165 ÷ 31,909 shares)A	$ 7.62

Class C: Net Asset Value and offering price per share ($914,735 ÷ 120,077 shares)A	$ 7.62

130/30 Large Cap: Net Asset Value, offering price and redemption price per share ($14,816,825 ÷ 1,886,269 shares)	$ 7.86

Institutional Class: Net Asset Value, offering price and redemption price per share ($79,294 ÷ 10,118 shares)	$ 7.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2012

Investment Income
Dividends		$ 533,056
Income from Fidelity Central Funds		718
Total income		533,774

Expenses
Management fee Basic fee	$ 177,336
Performance adjustment	(60,148)
Transfer agent fees	62,875
Distribution and service plan fees	21,013
Accounting fees and expenses	10,176
Custodian fees and expenses	37,899
Independent trustees' compensation	139
Registration fees	71,491
Audit	65,634
Legal	90
Interest	46,304
Dividend expenses for securities sold short	108,026
Miscellaneous	229
Total expenses before reductions	541,064
Expense reductions	(101,629)	439,435
Net investment income (loss)		94,339
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,851,872
Foreign currency transactions	(2,241)
Securities Sold Short	(574,133)
Total net realized gain (loss)		1,275,498
Change in net unrealized appreciation (depreciation) on: Investment securities	1,111,679
Assets and liabilities in foreign currencies	(187)
Total change in net unrealized appreciation (depreciation)		1,111,492
Net gain (loss)		2,386,990
Net increase (decrease) in net assets resulting from operations		$ 2,481,329

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 94,339	$ (48,037)
Net realized gain (loss)	1,275,498	3,057,111
Change in net unrealized appreciation (depreciation)	1,111,492	(2,429,279)
Net increase (decrease) in net assets resulting from operations	2,481,329	579,795
Distributions to shareholders from net realized gain	(19,061)	-
Share transactions - net increase (decrease)	(6,743,426)	(4,332,753)
Total increase (decrease) in net assets	(4,281,158)	(3,752,958)

Net Assets
Beginning of period	22,915,581	26,668,539
End of period (including undistributed net investment income of $98,436 and undistributed net investment income of $0, respectively)	$ 18,634,423	$ 22,915,581

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Cash Flows

Year ended November 30, 2012
Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 2,481,329
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities related to operations:
Change in receivable for investments sold	387,805
Change in dividends receivable and distributions receivable from Fidelity Central Funds	10,978
Change in prepaid expenses	41
Change in receivable from investment advisor for expense reductions	(3,767)
Change in payable for investments purchased	(1,765,197)
Change in dividend expense payable on securities sold short	4,377
Change in other payables and accrued expenses	9,556
Purchases of long term investments	(70,146,637)
Proceeds from sale of long term investments	79,757,744
Purchase of and proceeds from short term investments - net	391,310
Net cash from return of capital distributions	7,242
Purchases of covers for securities sold short	(20,887,725)
Proceeds from securities sold short	18,815,065
Net realized gain on investments, foreign currency transactions and securities sold short	(1,275,498)
Change in net unrealized (appreciation) depreciation on investments, foreign currency transactions and securities sold short	(1,111,492)
Net cash provided by operating activities	6,675,131

Cash flows from financing activities:
Proceeds from sales of shares	4,997,782
Distributions to shareholders net of reinvestments	(972)
Cost of shares redeemed	(11,780,459)
Change in accrued broker fees on securities borrowed	1,636
Change in payable to custodian bank	105,705
Net cash used in financing activities	(6,676,308)

Net decrease in cash and cash equivalents	(1,177)
Cash and foreign currency, beginning of period	2,226
Cash and foreign currency, end of period	$ 1,049
(Cash paid during the period for interest $44,668)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.96	$ 6.82	$ 6.48	$ 6.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	(.02)	(.03)	.03	- J
Net realized and unrealized gain (loss)	.84	.16	.40	.10	(3.62)
Total from investment operations	.86	.14	.37	.13	(3.62)
Distributions from net investment income	-	-	(.02)	(.03)	-
Distributions from net realized gain	-	-	(.01)	-	-
Total distributions	-	-	(.03)	(.03)	-
Net asset value, end of period	$ 7.82	$ 6.96	$ 6.82	$ 6.48	$ 6.38
Total Return B, C, D	12.36%	2.05%	5.75%	2.04%	(36.20)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.76%	2.23%	2.25%	2.26%	2.63% A
Expenses net of fee waivers, if any	2.30%	2.12%	2.19%	2.19%	2.50% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.01%	1.67%	1.61%	1.62%	1.68% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.53%	1.54%	1.51%	1.53%	1.55% A
Net investment income (loss)	.31%	(.34)%	(.49)%	.47%	.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,563	$ 1,639	$ 1,440	$ 1,898	$ 7,648
Portfolio turnover rate G	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.92	$ 6.80	$ 6.47	$ 6.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- J	(.04)	(.05)	.01	(.01)
Net realized and unrealized gain (loss)	.83	.16	.41	.10	(3.62)
Total from investment operations	.83	.12	.36	.11	(3.63)
Distributions from net investment income	-	-	(.02)	(.01)	-
Distributions from net realized gain	-	-	(.01)	-	-
Total distributions	-	-	(.03)	(.01)	-
Net asset value, end of period	$ 7.75	$ 6.92	$ 6.80	$ 6.47	$ 6.37
Total Return B, C, D	11.99%	1.76%	5.54%	1.75%	(36.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.03%	2.47%	2.49%	2.43%	2.96% A
Expenses net of fee waivers, if any	2.55%	2.35%	2.44%	2.43%	2.75% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.29%	1.91%	1.85%	1.79%	2.01% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.78%	1.77%	1.76%	1.77%	1.80% A
Net investment income (loss)	.06%	(.57)%	(.74)%	.23%	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,018	$ 1,162	$ 825	$ 973	$ 1,703
Portfolio turnover rate G	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.84	$ 6.75	$ 6.43	$ 6.35	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.08)	(.08)	(.02)	(.04)
Net realized and unrealized gain (loss)	.81	.17	.40	.10	(3.61)
Total from investment operations	.78	.09	.32	.08	(3.65)
Net asset value, end of period	$ 7.62	$ 6.84	$ 6.75	$ 6.43	$ 6.35
Total Return B, C, D	11.40%	1.33%	4.98%	1.26%	(36.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.52%	3.01%	3.02%	2.92%	3.45% A
Expenses net of fee waivers, if any	3.05%	2.87%	2.94%	2.92%	3.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.77%	2.45%	2.38%	2.28%	2.50% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	2.28%	2.29%	2.26%	2.25%	2.30% A
Net investment income (loss)	(.44)%	(1.08)%	(1.24)%	(.26)%	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 243	$ 278	$ 410	$ 593	$ 912
Portfolio turnover rate G	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.83	$ 6.74	$ 6.42	$ 6.35	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.08)	(.08)	(.02)	(.04)
Net realized and unrealized gain (loss)	.82	.17	.40	.09	(3.61)
Total from investment operations	.79	.09	.32	.07	(3.65)
Net asset value, end of period	$ 7.62	$ 6.83	$ 6.74	$ 6.42	$ 6.35
Total Return B, C, D	11.57%	1.34%	4.98%	1.10%	(36.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	3.49%	2.96%	3.00%	2.96%	3.43% A
Expenses net of fee waivers, if any	3.05%	2.86%	2.94%	2.94%	3.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	2.75%	2.40%	2.36%	2.32%	2.48% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	2.28%	2.28%	2.26%	2.28%	2.30% A
Net investment income (loss)	(.44)%	(1.08)%	(1.24)%	(.28)%	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 915	$ 860	$ 641	$ 867	$ 1,925
Portfolio turnover rate G	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 31, 2008 (commencement of operations) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - 130/30 Large Cap

Years ended November 30,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 6.98	$ 6.82	$ 6.50	$ 6.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	(.01)	(.02)	.04	.02
Net realized and unrealized gain (loss)	.85	.17	.40	.10	(3.62)
Total from investment operations	.89	.16	.38	.14	(3.60)
Distributions from net investment income	-	-	(.05)	(.04)	-
Distributions from net realized gain	(.01)	-	(.01)	-	-
Total distributions	(.01)	-	(.06)	(.04)	-
Net asset value, end of period	$ 7.86	$ 6.98	$ 6.82	$ 6.50	$ 6.40
Total Return B, C	12.72%	2.35%	5.94%	2.15%	(36.00)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.52%	1.97%	1.99%	1.96%	2.32% A
Expenses net of fee waivers, if any	2.05%	1.86%	1.94%	1.94%	2.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	1.77%	1.41%	1.35%	1.32%	1.37% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.28%	1.28%	1.26%	1.28%	1.30% A
Net investment income (loss)	.56%	(.08)%	(.25)%	.72%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,817	$ 18,867	$ 17,690	$ 21,850	$ 101,323
Portfolio turnover rate F	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 31, 2008 (commencement of operations) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 6.98	$ 6.81	$ 6.50	$ 6.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	(.01)	(.01)	.05	.02
Net realized and unrealized gain (loss)	.84	.18	.41	.09	(3.62)
Total from investment operations	.88	.17	.40	.14	(3.60)
Distributions from net investment income	-	-	(.08)	(.04)	-
Distributions from net realized gain	(.02)	-	(.01)	-	-
Total distributions	(.02)	-	(.09)	(.04)	-
Net asset value, end of period	$ 7.84	$ 6.98	$ 6.81	$ 6.50	$ 6.40
Total Return B, C	12.69%	2.50%	6.22%	2.15%	(36.00)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.52%	2.08%	1.87%	1.79%	2.39% A
Expenses net of fee waivers, if any	2.05%	1.87%	1.87%	1.79%	2.25% A
Expenses before reductions (excluding interest and dividend expenses for securities sold short)	1.77%	1.52%	1.23%	1.15%	1.44% A
Expenses net of all reductions (excluding interest and dividend expenses for securities sold short)	1.28%	1.29%	1.19%	1.12%	1.30% A
Net investment income (loss)	.56%	(.09)%	(.17)%	.87%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 79	$ 109	$ 5,662	$ 4,073	$ 2,954
Portfolio turnover rate F	275%	310%	281%	329%	288%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 31, 2008 (commencement of operations) to November 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements and include interest and dividend expenses for securities sold short.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

1. Organization.

Fidelity 130/30 Large Cap Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, 130/30 Large Cap and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Effective after the close of business on October 12, 2012, the Fund's other share classes were closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

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Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Long and short positions in equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price (last ask price to value short positions) or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific

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3. Significant Accounting Policies - continued

Investment Valuation - continued

events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income and dividend expense on securities sold short, are recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain payments in-lieu of dividends on short sales, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,089,921
Gross unrealized depreciation	(827,624)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,262,297

Tax Cost	$ 22,792,587

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 98,436
Capital loss carryforward	$ (67,459,760)
Net unrealized appreciation (depreciation)	$ 1,398,423

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (12,663,271)
2017	(54,796,489)
Total capital loss carryforward	$ (67,459,760)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 19,061	$ -

Short Sales. Consistent with its investment objective, the Fund holds long securities that it expects to outperform the market and sells securities short in issuers expected to underperform the market. The Fund intends to maintain a net long exposure (the market value of long positions less the market value of short positions) of 100%, normally targeting long and short positions of approximately 130% and 30% of the Fund's net assets, respectively. In a short sale transaction, the Fund sells securities it does not own, but has borrowed from a broker, in anticipation of a decline in the market value of the securities. To complete or "close out" a short sale, the Fund must purchase the same securities at the current market price and deliver them to the broker. Until the Fund closes out a short position, it is obligated to pay the broker fees incurred on borrowing the securities. The fees, which are net of rebates, are recorded as interest expense in the accompanying Statement of Operations. The Fund is required to maintain a margin account with the broker and to pledge a portion of its assets as collateral to the broker in an amount not less than the value of the borrowed securities. The collateral is marked-to-market daily and any such pledged collateral is identified in the Schedule of Investments. The Fund is subject to risk of loss if the broker were to fail to perform its

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short Sales - continued

obligations under the contract. Short positions are reported at value in the accompanying Schedule of Investments under the caption "Short Stock Positions" and in the accompanying Statement of Assets & Liabilities. Dividends declared on short positions are recorded as dividend expense in the accompanying Statement of Operations and the Fund is obligated to pay the broker any dividends due on securities sold short. In the event the price of a security sold short increases between the short sale and when the Fund closes out the short sale, the Fund will incur a loss. The Fund will realize a gain if the security declines in value between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are theoretically unlimited because the short position loses value as the securities' price increases. The Fund's ultimate obligation to satisfy the short sale may exceed the amount shown in the accompanying Statement of Assets & Liabilities.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short sales and short-term securities, aggregated $70,146,637 and $79,757,744, respectively. Securities sold short and purchases to cover securities sold short aggregated $18,815,065 and $20,887,725, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of 130/30 Large Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 4,059	$ 30
Class T	.25%	.25%	5,018	31
Class B	.75%	.25%	2,569	1,928
Class C	.75%	.25%	9,367	1,879
			$ 21,013	$ 3,868

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 829
Class T	277
Class B*	1,722
Class C*	154
$ 2,982

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,919.30
Class T	3,352.33
Class B	776.30
Class C	2,852.30
130/30 Large Cap	50,774.30
Institutional Class	202.29
	$ 62,875

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,670 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $59 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense and dividend expense on securities sold short, including

Annual Report

7. Expense Reductions - continued

commitment fees, are excluded from this reimbursement. As a result, actual expenses paid by a shareholder may be higher than the limitations listed in the table below.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.55%	$ 7,498
Class T	1.80%	4,868
Class B	2.30%	1,207
Class C	2.30%	4,156
130/30 Large Cap	1.30%	79,026
Institutional Class	1.30%	326
		$ 97,081

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,548 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net realized gain
130/30 Large Cap	$ 18,728	$ -
Institutional Class	333	-
Total	$ 19,061	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	39,024	199,158	$ 289,377	$ 1,534,399
Shares redeemed	(74,580)	(174,924)	(552,667)	(1,292,685)
Net increase (decrease)	(35,556)	24,234	$ (263,290)	$ 241,714
Class T
Shares sold	37,353	142,627	$ 272,905	$ 1,085,983
Shares redeemed	(73,975)	(96,147)	(549,176)	(665,488)
Net increase (decrease)	(36,622)	46,480	$ (276,271)	$ 420,495

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Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class B
Shares sold	6,047	4,146	$ 43,674	$ 28,364
Shares redeemed	(14,831)	(24,304)	(107,897)	(168,493)
Net increase (decrease)	(8,784)	(20,158)	$ (64,223)	$ (140,129)
Class C
Shares sold	29,523	112,916	$ 212,297	$ 850,566
Shares redeemed	(35,356)	(81,994)	(259,118)	(568,719)
Net increase (decrease)	(5,833)	30,922	$ (46,821)	$ 281,847
130/30 Large Cap
Shares sold	560,758	2,062,899	$ 4,144,175	$ 15,809,116
Reinvestment of distributions	2,618	-	17,777	-
Shares redeemed	(1,378,653)	(1,954,365)	(10,216,015)	(14,497,661)
Net increase (decrease)	(815,277)	108,534	$ (6,054,063)	$ 1,311,455
Institutional Class
Shares sold	4,062	8,011	$ 30,477	$ 62,450
Reinvestment of distributions	46	-	312	-
Shares redeemed	(9,634)	(824,313)	(69,547)	(6,510,585)
Net increase (decrease)	(5,526)	(816,302)	$ (38,758)	$ (6,448,135)

10. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Stock Selector All Cap Fund. The agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for corresponding shares of Fidelity Stock Selector All Cap Fund equal in value to the net assets of the Fund on the day the reorganization is effective.

A meeting of shareholders of the Fund is expected to be held during the second quarter of 2013. If approved by shareholders, the reorganization is expected to become effective on or about June 21, 2013. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity 130/30 Large Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Fidelity 130/30 Large Cap Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity 130/30 Large Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 16, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividend distributed in December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity 130/30 Large Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity 130/30 Large Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the fourth quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 5% means that 95% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity 130/30 Large Cap Fund

In 2009, the fund changed the Total Mapped Group against which it compares its management fee.

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of each of Class T and Class B ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

(Fidelity Investment logo)(registered trademark)

AFLCI-UANN-0113
1.859205.104

Item 2. Code of Ethics

As of the end of the period, November 30, 2012, Fidelity Mt. Vernon Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Growth Company Fund (the "Fund"):

Services Billed by Deloitte Entities

November 30, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$46,000	$-	$5,700	$4,000

November 30, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$44,000	$-	$6,200	$3,800

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity 130/30 Large Cap Fund, Fidelity Growth Strategies Fund, and Fidelity New Millennium Fund (the "Funds"):

Services Billed by PwC

November 30, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity 130/30 Large Cap Fund	$58,000	$-	$4,300	$1,500
Fidelity Growth Strategies Fund	$49,000	$-	$3,500	$2,200
Fidelity New Millennium Fund	$54,000	$-	$8,100	$2,300

November 30, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity 130/30 Large Cap Fund	$58,000	$-	$4,300	$1,700
Fidelity Growth Strategies Fund	$50,000	$-	$3,300	$2,600
Fidelity New Millennium Fund	$50,000	$-	$3,300	$2,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	November 30, 2012A	November 30, 2011A
Audit-Related Fees	$880,000	$610,000
Tax Fees	$-	$-
All Other Fees	$955,000	$605,000

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2012A	November 30, 2011A
Audit-Related Fees	$5,130,000	$3,505,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2012 A	November 30, 2011 A
PwC	$6,060,000	$5,265,000
Deloitte Entities	$1,880,000	$1,315,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Mt. Vernon Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 25, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	January 25, 2013